--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds

--------------------------------------------------------------------------------
                                               PROSPECTUS   SEPTEMBER 28, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]

  ...................................

Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents


         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.


         Introduction                                                1
         Nuveen Georgia Municipal Bond Fund                          2
         Nuveen Louisiana Municipal Bond Fund                        4
         Nuveen North Carolina Municipal Bond Fund                   6
         Nuveen Tennessee Municipal Bond Fund                        8

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.


         Who Manages the Funds                                      10
         What Securities We Invest In                               11
         How We Select Investments                                  13
         What the Risks Are                                         13
         How We Manage Risk                                         14

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.


         What Share Classes We Offer                                15
         How to Reduce Your Sales Charge                            16
         How to Buy Shares                                          18
         Systematic Investing                                       19
         Systematic Withdrawal                                      20
         Special Services                                           20
         How to Sell Shares                                         21

         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.


         Dividends, Distributions and Taxes                         24
         Distribution and Service Plans                             25
         Net Asset Value                                            26
         Fund Service Providers                                     27

         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       28

         Appendix  Additional State Information                     32

                                                             September 28, 2004

Section 1  The Funds

                       Nuveen Georgia Municipal Bond Fund
                       Nuveen Louisiana Municipal Bond Fund
                       Nuveen North Carolina Municipal Bond Fund
                       Nuveen Tennessee Municipal Bond Fund

                                                 [GRAPHIC]

                       INTRODUCTION

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE

                                                           Section 1  The Funds

                                    [GRAPHIC]


         NUVEEN GEORGIA MUNICIPAL BOND FUND

Fund Overview


                                    [GRAPHIC]

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Georgia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

..  Earn regular monthly tax-free dividends;

..  Preserve investment capital over time;

..  Reduce taxes on investment income; or

.. Set aside money systematically for retirement, estate planning or college funding.


You should not invest in this fund if you seek to:

..  Pursue long-term growth;

..  Invest through an IRA or 401(k) plan; or

..  Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/



                        [BAR CHART APPEARS HERE]

                         Class A Annual Returns
                         ----------------------
                            1994    -6.1%
                            1995    17.0%
                            1996     3.8%
                            1997    11.9%
                            1998     5.4%
                            1999    -5.4%
                            2000    11.7%
                            2001     4.9%
                            2002     8.3%
                            2003     5.5%

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.96% and -5.67%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                 Class A (Offer)           1.11%     3.96%     5.02%
                 Class B                   0.71%     3.90%     4.92%
                 Class C                   4.96%     4.26%     4.87%
                 Class R                   5.70%     5.06%     5.59%
                -------------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions          1.11%     3.93%     5.01%
                  After Taxes on
                    Distributions and
                    Sale of Shares         2.23%     4.03%     5.00%
                -------------------------------------------------------
                 Lehman Brothers
                   Municipal Bond
                   Index/2/                5.31%     5.83%     6.03%
                 Lipper Peer Group/3/      4.61%     4.68%     5.05%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.47%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Georgia Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C   R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .11%  .11%  .11% .11%
         Total Annual Fund Operating
         Expenses--Gross+                        .86% 1.61% 1.41% .66%

           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund Operating
           Expenses--Net                   .85%  1.60%  1.40%   .65%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  504 $  564 $  144 $ 67 $  504 $  164 $  144 $ 67
         3 Years    $  683 $  808 $  446 $211 $  683 $  508 $  446 $211
         5 Years    $  877 $  976 $  771 $368 $  877 $  876 $  771 $368
         10 Years   $1,436 $1,710 $1,691 $822 $1,436 $1,710 $1,691 $822

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         NUVEEN LOUISIANA MUNICIPAL BOND FUND

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Louisiana bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                        [BAR CHART APPEARS HERE]

                        Class A Annual Returns
                        ----------------------
                            1994    -6.2%
                            1995    18.8%
                            1996     4.8%
                            1997     9.7%
                            1998     6.1%
                            1999    -6.2%
                            2000    12.9%
                            2001     4.7%
                            2002     8.9%
                            2003     4.5%


Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 7.34% and -5.86%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
                Class Return Before Taxes 1 Year    5 Year   10 Year
                ------------------------------------------------------
                Class A (Offer)            0.11%    3.85%     5.10%
                Class B                   -0.28%    3.83%     4.98%
                Class C                    3.84%    4.19%     4.97%
                Class R                    4.67%    5.06%     5.75%
                ------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           0.11%    3.85%     5.08%
                 After Taxes on
                   Distributions and
                   Sales of Shares         1.59%    3.96%     5.08%
                ------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  5.31%    5.83%     6.03%
                Lipper Peer Group/3/       4.34%    4.63%     5.14%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

         Share Class                       A         B       C     R/5/
         --------------------------------------------------------------
         Maximum Sales Charge Imposed
         on Purchases                 4.20%/6/    None    None     None
         Maximum Sales Charge Imposed
         on Reinvested Dividends          None    None    None     None
         Exchange Fees                    None    None    None     None
         Deferred Sales Charge/7/         None/8/   5%/9/   1%/10/ None

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.97%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Louisiana Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C   R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .12%  .12%  .12% .12%
         Total Annual Fund Operating
         Expenses--Gross+                        .87% 1.62% 1.42% .67%

           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund Operating
           Expenses--Net                   .86%  1.61%  1.41%   .66%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  505 $  565 $  145 $ 68 $  505 $  165 $  145 $ 68
         3 Years    $  686 $  811 $  449 $214 $  686 $  511 $  449 $214
         5 Years    $  882 $  981 $  776 $373 $  882 $  881 $  776 $373
         10 Years   $1,448 $1,721 $1,702 $835 $1,448 $1,721 $1,702 $835

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in North Carolina bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                        [BAR CHART APPEARS HERE]

                        Class A Annual Returns
                        ----------------------
                            1994     -5.6%
                            1995     15.5%
                            1996      3.0%
                            1997      8.9%
                            1998      5.5%
                            1999     -5.7%
                            2000     13.1%
                            2001      4.4%
                            2002      9.2%
                            2003      5.4%

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 5.83% and -5.32%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)            0.98%     4.18%     4.69%
                Class B                    0.60%     4.13%     4.59%
                Class C                    4.79%     4.50%     4.56%
                Class R                    5.55%     5.29%     5.28%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           0.98%     4.18%     4.67%
                 After Taxes on
                   Distributions and
                   Sale of Shares          2.11%     4.23%     4.69%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  5.31%     5.83%     6.03%
                Lipper Peer Group/3/       4.53%     4.62%     4.88%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

          Share Class                     A        B       C     R/5/
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Purchases                 4.20%/6/ None    None     None
          Maximum Sales Charge Imposed
          on Reinvested Dividends       None    None    None     None
          Exchange Fees                 None    None    None     None
          Deferred Sales Charge/7/      None/8/   5%/9/   1%/10/ None

 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.69%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper North Carolina Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C   R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         .............................................................
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         .............................................................
         Other Expenses                          .12%  .12%  .12% .12%
         .............................................................
         Total Annual Fund Operating
         Expenses--Gross+                        .86% 1.61% 1.41% .66%
         .............................................................

           +After Expense Reimbursements

           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           .........................................................
           Total Annual Fund Operating
           Expenses--Net                   .85%  1.60%  1.40%   .65%
           .........................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                            Redemption               No Redemption
        Shares Class   A      B      C     R     A      B      C     R
        ----------------------------------------------------------------
          1 Year     $  504 $  564 $  144 $ 67 $  504 $  164 $  144 $ 67
        ................................................................
          3 Years    $  683 $  808 $  446 $211 $  683 $  508 $  446 $211
        ................................................................
          5 Years    $  877 $  976 $  771 $368 $  877 $  876 $  771 $368
        ................................................................
          10 Years   $1,436 $1,710 $1,691 $822 $1,436 $1,710 $1,691 $822

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         NUVEEN TENNESSEE MUNICIPAL BOND FUND

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Tennessee bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                        [BAR CHART APPEARS HERE]

                         Class A Annual Returns
                         ----------------------
                             1994    -5.5%
                             1995    15.8%
                             1996     3.5%
                             1997     9.1%
                             1998     5.5%
                             1999    -5.0%
                             2000    10.6%
                             2001     5.2%
                             2002     9.2%
                             2003     5.7%

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.30% and -5.42%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)            1.25%     4.07%     4.75%
                Class B                    0.92%     4.03%     4.66%
                Class C                    5.12%     4.39%     4.63%
                Class R                    5.91%     5.18%     5.34%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           1.25%     4.07%     4.75%
                 After Taxes on
                   Distributions and
                   Sale of Shares          2.41%     4.16%     4.77%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  5.31%     5.83%     6.03%
                Lipper Peer Group/3/       4.81%     4.73%     5.08%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

         Share Class                       A         B       C     R/5/
         --------------------------------------------------------------
         Maximum Sales Charge Imposed
         on Purchases                 4.20%/6/    None    None     None
         Maximum Sales Charge Imposed
         on Reinvested Dividends          None    None    None     None
         Exchange Fees                    None    None    None     None
         Deferred Sales Charge/7/         None/8/   5%/9/   1%/10/ None

 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.70%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Tennessee Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C   R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         .............................................................
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         .............................................................
         Other Expenses                          .10%  .10%  .10% .10%
         .............................................................
         Total Annual Fund Operating
         Expenses--Gross+                        .84% 1.59% 1.39% .64%
         .............................................................

           +After Expense Reimbursements
           .........................................................
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           .........................................................
           Total Annual Fund Operating
           Expenses--Net                  .83%  1.58%  1.38%   .63%
           .........................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  502 $  562 $  142 $ 65 $  502 $  162 $  142 $ 65
        ...............................................................
         3 Years    $  677 $  802 $  440 $205 $  677 $  502 $  440 $205
        ...............................................................
         5 Years    $  866 $  966 $  761 $357 $  866 $  866 $  761 $357
        ...............................................................
         10 Years   $1,414 $1,688 $1,669 $798 $1,414 $1,688 $1,669 $798

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                       WHO MANAGES THE FUNDS

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.

                       Nuveen Advisory is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen and its affiliates have approximately $100 billion in assets under management. Nuveen is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

                       Scott R. Romans has been the portfolio manager for the Louisiana Fund since November 2003. He is a Vice President, formerly, Assistant Vice President and Portfolio Manager of Nuveen Advisory (since 2003), formerly, Senior Analyst (since 2000); prior thereto, he attended the University of Chicago, receiving his Ph.D. in 2000. Currently, he manages 26 Nuveen-sponsored investment companies.

                       Cathryn P. Steeves has been the portfolio manager for the Georgia, North Carolina and Tennessee Funds since August 2004. She is a Vice President (since 2003), formerly, Assistant Vice President (since 2001) of Nuveen Advisory, previously, Senior Analyst (1998-2003). She currently manages investments for 17 Nuveen-sponsored investment companies.

Section 2  How We Manage Your Money

                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

                 Nuveen Georgia Municipal Bond Fund        .55%
                 Nuveen Louisiana Municipal Bond Fund      .55%
                 Nuveen North Carolina Municipal Bond Fund .54%
                 Nuveen Tennessee Municipal Bond Fund      .54%

                       As approved by the Board of Trustees, a complex-wide fee schedule for all funds managed by Nuveen Advisory and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule resulted in a marginal immediate decrease in the rate at which management fees are paid by the funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the funds if the complex-wide fee schedule were not implemented.


                                                 [GRAPHIC]

                       WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").

                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield

                                            Section 2  How We Manage Your Money
                       spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                       HOW WE SELECT INVESTMENTS

                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Georgia, Louisiana, and North Carolina Funds, which as

                                            Section 2  How We Manage Your Money

                       "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Tennessee Fund, which is a diversified fund.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                       As a diversified fund, the Tennessee Fund also may not have more than:

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          4.20%                 4.38%                3.70%
.....................................................................................................
 $50,000 but less than $100,000             4.00                  4.18                 3.50
.....................................................................................................
 $100,000 but less than $250,000            3.50                  3.63                 3.00
.....................................................................................................
 $250,000 but less than $500,000            2.50                  2.56                 2.00
.....................................................................................................
 $500,000 but less than $1,000,000          2.00                  2.04                 1.50
.....................................................................................................
 $1,000,000 and over                          --/1/                 --                 1.00/1/
.....................................................................................................

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed.

                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases

Section 3  How You Can Buy and Sell Shares
                       by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age; (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

                        . Purchases of $1,000,000 or more. You can buy $1 million or more of Class A shares at net asset value.

                        . Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions. You may purchase Class A shares at net asset value when reinvesting distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios.

                        . Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.

                        . Certain Employees and Affiliates of Nuveen. Officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information), may purchase Class A shares at net asset value.

                        . Authorized Dealer Personnel. Any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member, may purchase Class A shares at net asset value.

                        . Certain Trust Departments. Bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity may purchase Class A shares at net asset value.

                        . Additional Categories of Investors. The following investors may purchase Class A shares at net asset value: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                        . Reinvestment of Redemption Proceeds. You may purchase Class A shares at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.

                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

                        . Certain Trustees, Directors, Employees, and Affiliates of Nuveen.

                        .  Certain Authorized Dealer Personnel.

                        .  Certain Bank or Broker-Affiliated Trust Departments.

                        .  Certain Additional Categories of Investors.

                                     Section 3  How You Can Buy and Sell Shares

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's Website at www.nuveen. com/mutual_funds/mf/web/mutual_fund_e_reports.asp, where you will also find the information included in this prospectus.

                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your checks to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

Section 3  How You Can Buy and Sell Shares

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

                                     Section 3  How You Can Buy and Sell Shares

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                            [Chart showing effects of systematic investing and
                        dividend reinvestment]


                                                 [GRAPHIC]
                       SYSTEMATIC WITHDRAWAL

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct"), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                       SPECIAL SERVICES

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.




Section 3  How You Can Buy and Sell Shares

                       See "How to Sell Shares--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.






                                    [GRAPHIC]



An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

                                     Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                                    [GRAPHIC]



An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


                       Frequent Trading

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

                       The funds' Frequent Trading Policy limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which amount may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.

                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the





Section 3  How You Can Buy and Sell Shares
                       funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.

                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions--Frequent Trading Policy" in the Statement of Additional Information.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in each fund's net asset value. This policy is designed to result in the distribution of substantially all of the funds' net income over time.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal AMT. Income exempt from federal tax may be subject to state and local income tax.

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of the funds' normal investment activities. The funds' distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from the funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds' taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.

                       Please note that if you do not furnish us with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields

                                   To Equal a Tax-Free Yield of:
                                   3.00%          4.00%    5.00%    6.00%
                      Tax Bracket: A Taxable Investment Would Need to Yield:
                      ------------------------------------------------------
                        25%        4.00%          5.33%    6.67%    8.00%
                        28%        4.17%          5.56%    6.94%    8.33%
                        33%        4.48%          5.97%    7.46%    8.96%
                        35%        4.62%          6.15%    7.69%    9.23%

                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                                                 [GRAPHIC]

                       DISTRIBUTION AND SERVICE PLANS


                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)

                                                 Section 4  General Information

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2003, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                       NET ASSET VALUE

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class'

Section 4  General Information
                       total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on various factors including prices of comparable municipal bonds.


                                                 [GRAPHIC]

                       FUND SERVICE PROVIDERS

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                 Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal years prior to May 31, 2002 was audited by Arthur Andersen LLP.

Nuveen Georgia Municipal Bond Fund


                                                      Investment Operations          Less Distributions
Class (Inception Date)                            -----------------------------  --------------------------


                                                                     Net
                                                               Realized/                                     Ending
                                        Beginning        Net  Unrealized                Net                     Net
                                        Net Asset Investment  Investment         Investment  Capital          Asset     Total
Year Ended May 31,                          Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------------

Class A (3/86)
 2004                                      $11.34       $.49       $(.51) $(.02)      $(.48)   $  --  $(.48) $10.84      (.17)%
 2003                                       10.74        .49         .64   1.13        (.49)    (.04)  (.53)  11.34     10.78
 2002                                       10.66        .52         .08    .60        (.52)      --   (.52)  10.74      5.71
 2001                                       10.01        .53         .64   1.17        (.52)      --   (.52)  10.66     11.90
 2000                                       11.02        .52        (.96)  (.44)       (.53)    (.04)  (.57)  10.01     (4.05)

Class B (2/97)
 2004                                       11.36        .41        (.51)  (.10)       (.40)      --   (.40)  10.86      (.92)
 2003                                       10.76        .41         .64   1.05        (.41)    (.04)  (.45)  11.36      9.92
 2002                                       10.67        .44         .09    .53        (.44)      --   (.44)  10.76      4.91
 2001                                       10.02        .45         .65   1.10        (.45)      --   (.45)  10.67     11.17
 2000                                       11.03        .44        (.96)  (.52)       (.45)    (.04)  (.49)  10.02     (4.79)

Class C (1/94)
 2004                                       11.31        .43        (.51)  (.08)       (.42)      --   (.42)  10.81      (.71)
 2003                                       10.73        .43         .62   1.05        (.43)    (.04)  (.47)  11.31     10.00
 2002                                       10.64        .46         .09    .55        (.46)      --   (.46)  10.73      5.24
 2001                                        9.99        .47         .64   1.11        (.46)      --   (.46)  10.64     11.29
 2000                                       11.00        .46        (.96)  (.50)       (.47)    (.04)  (.51)   9.99     (4.61)

Class R (2/97)
 2004                                       11.31        .51        (.51)    --        (.50)      --   (.50)  10.81      (.01)
 2003                                       10.71        .51         .64   1.15        (.51)    (.04)  (.55)  11.31     10.99
 2002                                       10.63        .52         .10    .62        (.54)      --   (.54)  10.71      5.91
 2001                                        9.98        .55         .64   1.19        (.54)      --   (.54)  10.63     12.13
 2000                                       10.99        .53        (.96)  (.43)       (.54)    (.04)  (.58)   9.98     (3.89)
--------------------------------------------------------------------------------------------------------------------------------

                                                 Ratios/Supplemental Data
Class (Inception Date)                  -----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended May 31,                         (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (3/86)
 2004                                   $112,106       .86%       4.41%        19%
 2003                                    118,307       .88        4.43         15
 2002                                    113,054       .91        4.77         41
 2001                                    107,606       .94        5.04         14
 2000                                    104,434      1.06        4.99         15

Class B (2/97)
 2004                                     17,738      1.61        3.66         19
 2003                                     20,425      1.63        3.68         15
 2002                                     17,341      1.66        4.02         41
 2001                                     15,392      1.70        4.28         14
 2000                                     12,470      1.82        4.24         15

Class C (1/94)
 2004                                     24,293      1.41        3.86         19
 2003                                     28,367      1.43        3.88         15
 2002                                     25,016      1.46        4.22         41
 2001                                     19,497      1.49        4.49         14
 2000                                     19,532      1.60        4.44         15

Class R (2/97)
 2004                                      2,782       .66        4.61         19
 2003                                      3,054       .68        4.63         15
 2002                                      2,788       .72        4.92         41
 2001                                      1,119       .76        5.22         14
 2000                                        405       .88        5.19         15
----------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .85%, 1.60%, 1.40% and .65% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.41%, 3.66%, 3.86% and 4.61% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Nuveen Louisiana Municipal Bond Fund


                                                      Investment Operations          Less Distributions
Class (Inception Date)                            -----------------------------  -------------------------


                                                                     Net
                                                               Realized/                                    Ending
                                        Beginning        Net  Unrealized                Net                    Net
                                        Net Asset Investment  Investment         Investment  Capital         Asset     Total
Year Ended May 31,                          Value  Income(a) Gain (Loss)   Total     Income    Gains  Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/89)
 2004                                      $11.76       $.51      $ (.66) $(.15)      $(.50)     $-- $(.50) $11.11     (1.25)%
 2003                                       11.15        .52         .62   1.14        (.53)      --  (.53)  11.76     10.45
 2002                                       11.06        .54         .09    .63        (.54)      --  (.54)  11.15      5.78
 2001                                       10.27        .55         .78   1.33        (.54)      --  (.54)  11.06     13.20
 2000                                       11.38        .55       (1.11)  (.56)       (.55)      --  (.55)  10.27     (4.82)

Class B (2/97)
 2004                                       11.75        .42        (.65)  (.23)       (.42)      --  (.42)  11.10     (2.06)
 2003                                       11.14        .43         .62   1.05        (.44)      --  (.44)  11.75      9.74
 2002                                       11.05        .46         .09    .55        (.46)      --  (.46)  11.14      5.00
 2001                                       10.27        .47         .78   1.25        (.47)      --  (.47)  11.05     12.29
 2000                                       11.37        .47       (1.10)  (.63)       (.47)      --  (.47)  10.27     (5.55)

Class C (2/94)
 2004                                       11.74        .44        (.66)  (.22)       (.44)      --  (.44)  11.08     (1.86)
 2003                                       11.13        .46         .62   1.08        (.47)      --  (.47)  11.74      9.89
 2002                                       11.04        .48         .09    .57        (.48)      --  (.48)  11.13      5.22
 2001                                       10.26        .49         .77   1.26        (.48)      --  (.48)  11.04     12.49
 2000                                       11.36        .49       (1.10)  (.61)       (.49)      --  (.49)  10.26     (5.36)

Class R (2/97)
 2004                                       11.82        .53        (.66)  (.13)       (.53)      --  (.53)  11.16     (1.12)
 2003                                       11.16        .54         .67   1.21        (.55)      --  (.55)  11.82     11.12
 2002                                       11.06        .57         .09    .66        (.56)      --  (.56)  11.16      6.09
 2001                                       10.27        .57         .79   1.36        (.57)      --  (.57)  11.06     13.42
 2000                                       11.38        .57       (1.11)  (.54)       (.57)      --  (.57)  10.27     (4.73)
-------------------------------------------------------------------------------------------------------------------------------

                                                Ratios/Supplemental Data
Class (Inception Date)                  ----------------------------------------
                                                             Ratio of
                                                 Ratio of         Net
                                                 Expenses  Investment
                                         Ending        to   Income to
                                            Net   Average     Average  Portfolio
                                         Assets       Net         Net   Turnover
Year Ended May 31,                        (000) Assets(c)   Assets(c)       Rate
---------------------------------------------------------------------------------

Class A (9/89)
 2004                                   $81,164       .87%       4.43%        12%
 2003                                    94,545       .87        4.54         11
 2002                                    89,435       .87        4.82         13
 2001                                    84,424       .88        5.07         18
 2000                                    77,603       .98        5.14         29

Class B (2/97)
 2004                                    19,004      1.62        3.68         12
 2003                                    23,169      1.62        3.79         11
 2002                                    22,011      1.62        4.07         13
 2001                                    20,753      1.63        4.32         18
 2000                                    17,194      1.74        4.40         29

Class C (2/94)
 2004                                    14,287      1.42        3.88         12
 2003                                    18,868      1.42        3.99         11
 2002                                    20,909      1.42        4.27         13
 2001                                    19,887      1.43        4.52         18
 2000                                    19,074      1.54        4.60         29

Class R (2/97)
 2004                                       215       .67        4.63         12
 2003                                       138       .67        4.73         11
 2002                                        65       .68        5.07         13
 2001                                       656       .69        5.28         18
 2000                                       953       .73        5.33         29
---------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .86%, 1.61%, 1.41% and .66% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.44%, 3.69%, 3.89% and 4.63% for classes A, B, C and R, respectively.

                                                Section 5  Financial Highlights

Nuveen North Carolina Municipal Bond Fund


                                                      Investment Operations          Less Distributions
Class (Inception Date)                            -----------------------------  -------------------------


                                                                     Net
                                                               Realized/                                    Ending
                                        Beginning        Net  Unrealized                Net                    Net
                                        Net Asset Investment  Investment         Investment  Capital         Asset     Total
Year Ended May 31,                          Value  Income(a) Gain (Loss)   Total     Income    Gains  Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------------

Class A (3/86)
 2004                                      $10.86       $.46       $(.49) $(.03)      $(.46)     $-- $(.46) $10.37      (.31)%
 2003                                       10.24        .46         .62   1.08        (.46)      --  (.46)  10.86     10.82
 2002                                       10.15        .48         .10    .58        (.49)      --  (.49)  10.24      5.81
 2001                                        9.49        .50         .66   1.16        (.50)      --  (.50)  10.15     12.41
 2000                                       10.38        .49        (.89)  (.40)       (.49)      --  (.49)   9.49     (3.81)

Class B (2/97)
 2004                                       10.88        .38        (.50)  (.12)       (.38)      --  (.38)  10.38     (1.13)
 2003                                       10.26        .38         .63   1.01        (.39)      --  (.39)  10.88      9.99
 2002                                       10.16        .41         .10    .51        (.41)      --  (.41)  10.26      5.11
 2001                                        9.51        .42         .66   1.08        (.43)      --  (.43)  10.16     11.46
 2000                                       10.39        .42        (.88)  (.46)       (.42)      --  (.42)   9.51     (4.44)

Class C (10/93)
 2004                                       10.85        .40        (.49)  (.09)       (.40)      --  (.40)  10.36      (.88)
 2003                                       10.23        .40         .62   1.02        (.40)      --  (.40)  10.85     10.21
 2002                                       10.14        .43         .09    .52        (.43)      --  (.43)  10.23      5.20
 2001                                        9.48        .44         .66   1.10        (.44)      --  (.44)  10.14     11.80
 2000                                       10.36        .44        (.88)  (.44)       (.44)      --  (.44)   9.48     (4.28)

Class R (2/97)
 2004                                       10.87        .48        (.50)  (.02)       (.47)      --  (.47)  10.38      (.14)
 2003                                       10.25        .48         .62   1.10        (.48)      --  (.48)  10.87     11.00
 2002                                       10.16        .50         .10    .60        (.51)      --  (.51)  10.25      5.99
 2001                                        9.50        .52         .66   1.18        (.52)      --  (.52)  10.16     12.60
 2000                                       10.38        .51        (.88)  (.37)       (.51)      --  (.51)   9.50     (3.53)
-------------------------------------------------------------------------------------------------------------------------------

                                                 Ratios/Supplemental Data
Class (Inception Date)                  -----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended May 31,                         (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (3/86)
 2004                                   $167,738       .86%       4.30%        16%
 2003                                    175,654       .86        4.37         17
 2002                                    162,422       .90        4.71         15
 2001                                    160,578       .95        4.96         12
 2000                                    153,091      1.00        5.06         23

Class B (2/97)
 2004                                     21,075      1.61        3.55         16
 2003                                     25,027      1.61        3.62         17
 2002                                     21,404      1.66        3.96         15
 2001                                     16,626      1.70        4.20         12
 2000                                     11,541      1.76        4.31         23

Class C (10/93)
 2004                                     25,576      1.41        3.75         16
 2003                                     26,876      1.41        3.82         17
 2002                                     22,077      1.46        4.16         15
 2001                                     18,238      1.50        4.41         12
 2000                                     16,023      1.55        4.51         23

Class R (2/97)
 2004                                      2,802       .66        4.50         16
 2003                                      2,453       .66        4.57         17
 2002                                      1,691       .70        4.90         15
 2001                                      1,658       .75        5.16         12
 2000                                      1,338       .81        5.26         23
----------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .85%, 1.60%, 1.40% and .65% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.31%, 3.56%, 3.76% and 4.51% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Nuveen Tennessee Municipal Bond Fund


Class
(Inception               Investment Operations          Less Distributions
Date)                -----------------------------  --------------------------                     --------


                                        Net
                                  Realized/                                     Ending               Ending
           Beginning        Net  Unrealized                Net                     Net                  Net
Year Ended Net Asset Investment  Investment         Investment  Capital          Asset     Total     Assets
May 31,        Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)      (000)
------------------------------------------------------------------------------------------------------------

Class A (11/87)
  2004        $11.71       $.51       $(.55) $(.04)      $(.52)   $  --  $(.52) $11.15      (.33)% $270,281
  2003         11.06        .53         .67   1.20        (.54)    (.01)  (.55)  11.71     11.09    280,171
  2002         10.93        .55         .13    .68        (.55)      --   (.55)  11.06      6.35    267,498
  2001         10.34        .56         .58   1.14        (.55)      --   (.55)  10.93     11.18    250,583
  2000         11.30        .54        (.95)  (.41)       (.55)      --   (.55)  10.34     (3.65)   248,148

Class B (2/97)
  2004         11.72        .43        (.56)  (.13)       (.43)      --   (.43)  11.16     (1.06)    21,854
  2003         11.07        .45         .67   1.12        (.46)    (.01)  (.47)  11.72     10.27     22,843
  2002         10.94        .47         .13    .60        (.47)      --   (.47)  11.07      5.54     19,320
  2001         10.35        .48         .58   1.06        (.47)      --   (.47)  10.94     10.36     14,861
  2000         11.30        .46        (.94)  (.48)       (.47)      --   (.47)  10.35     (4.29)    12,527

Class C (10/93)
  2004         11.71        .45        (.55)  (.10)       (.46)      --   (.46)  11.15      (.86)    41,469
  2003         11.06        .47         .67   1.14        (.48)    (.01)  (.49)  11.71     10.47     42,825
  2002         10.94        .49         .12    .61        (.49)      --   (.49)  11.06      5.68     28,650
  2001         10.34        .50         .59   1.09        (.49)      --   (.49)  10.94     10.67     23,118
  2000         11.30        .48        (.95)  (.47)       (.49)      --   (.49)  10.34     (4.21)    23,327

Class R (2/97)
  2004         11.71        .53        (.55)  (.02)       (.54)      --   (.54)  11.15      (.12)     2,116
  2003         11.06        .55         .67   1.22        (.56)    (.01)  (.57)  11.71     11.27      1,221
  2002         10.93        .57         .13    .70        (.57)      --   (.57)  11.06      6.52        717
  2001         10.33        .58         .59   1.17        (.57)      --   (.57)  10.93     11.48        636
  2000         11.28        .56        (.94)  (.38)       (.57)      --   (.57)  10.33     (3.40)       547
------------------------------------------------------------------------------------------------------------

Class
(Inception  Ratios/Supplemental Data
Date)      ----------------------------------
                        Ratio of
            Ratio of         Net
            Expenses  Investment
                  to   Income to
             Average     Average  Portfolio
Year Ended       Net         Net   Turnover
May 31,    Assets(c)   Assets(c)       Rate
--------------------------------------------

Class A (11/87)
  2004           .84%       4.48%        20%
  2003           .84        4.69         13
  2002           .85        4.99         20
  2001           .88        5.17         12
  2000           .99        5.08         15

Class B (2/97)
  2004          1.59        3.73         20
  2003          1.59        3.94         13
  2002          1.60        4.23         20
  2001          1.63        4.41         12
  2000          1.75        4.33         15

Class C (10/93)
  2004          1.39        3.93         20
  2003          1.39        4.13         13
  2002          1.40        4.43         20
  2001          1.43        4.61         12
  2000          1.54        4.53         15

Class R (2/97)
  2004           .64        4.68         20
  2003           .64        4.88         13
  2002           .65        5.18         20
  2001           .68        5.36         12
  2000           .81        5.29         15
--------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .83%, 1.58%, 1.38% and .63% for Classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.49%, 3.74%, 3.93% and 4.68% for Classes A, B, C and R, respectively.

                                                Section 5  Financial Highlights

Appendix  Additional State Information

                       Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                       Georgia

                       Georgia's economy remains in recession reversing recent improvements in employment numbers. Except for manufacturing, which has unexpectedly added about 3,000 jobs statewide, professional and business services, leisure and hospitality services, and government have shed jobs statewide. Declines in non-durable goods manufacturing, textile and paper mills, and even the tobacco industry also reflect consolidation and loss of jobs. However, Georgia's economy has become more diversified and less dependent on these industries than some other southern states and now lists BellSouth, Coca Cola, Delta Air, Home Depot and UPS among its largest employers. Atlanta, hard hit during the recession, is re-emerging as the growth driver for the State despite rising oil prices that continue to erode profits for Atlanta based Delta Airlines. Housing markets are strong and home price appreciation continues to increase. Longer-term, the State is expected to again become an above average performer. Georgia's central location, milder climate, and few restrictions on business should continue to support economic growth.

                       At fiscal year end 2003, the state budget was based on 11.2% revenue growth (an aggressive target) to achieve balanced operations in fiscal 2004. Actual revenue growth over the period was just 7.1%, necessitating another round of departmental cuts, increased tobacco taxes and other fees, and use of onetime revenues. At the end of fiscal 2004, reserve balance was a modest $185 million, or 1.1% of general fund revenues. The State's other reserve components were depleted.

                       Governor Sonny Perdue's $16.3 billion fiscal year 2005 general fund budget was enacted based on 6.1% revenue growth over fiscal 2004 levels (a realistic forecast), a 1.8% increase in appropriations, and includes the expectation that Georgia will begin to replenish reserves following a difficult three year period. Tight state budgets have resulted in cutbacks in education funding resulting in higher property taxes and substantial tuition increases for state colleges and universities.

                       State unemployment growth is trending up again after bottoming out in March 2004 at 3.6%. The July 2004 unemployment rate was 4.1%, down from 4.9% in July 2003, and below the July national average of 5.5%. Per capita income growth was weak when compared nationwide with only a 2.3% year-to-year increase. Personal income per capita in 2003 of $29,442 is at 93% of the national average of $31,632.

                       As of September 4, 2004, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's, and Fitch. These ratings reflect the State's

Appendix
                       credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Georgia personal income tax to the extent they are paid out of income earned on Georgia municipal bonds or U.S. government securities. While dividends paid out of income earned on Georgia municipal bonds are not subject to Georgia income tax, if you are subject to tax in a state other than Georgia, these dividends may be included in calculating taxable income for that state. You will be subject to Georgia personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders of the fund who pay Georgia corporate net income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       Louisiana

                       Louisiana's economy continues to grow steadily but has not yet reached full recovery. Education, healthcare and government are adding jobs. The important leisure and hospitality industry has expanded and is outperforming the national average. Manufacturing is flat--in contrast to other southern states where manufacturing continues to decline--due to the State's job concentration in the oil industry and military equipment. Turner Industries, a leading employer and manufacturer of construction, pipe and rigging services is on an upturn. Northrop Grumman, another top employer, has benefited from increased military expenditures. Offsetting these factors somewhat, Louisiana continues to lose population, which weakens the State's demand for housing, goods, and services.

                       Louisiana's fiscal condition is well managed and stabilized after years of poor performance in the early 1990s. Governor Mike Foster's fiscal year 2005 $6.8 billion general fund budget was conservative and did not rely on unreasonably high oil ($28/barrel) and gas prices but was challenged by a $564 million shortfall in revenues. A special session of the legislature adopted the renewal of a temporary sales tax and an increase of the cap on mineral revenues to help close the gap. State agencies will not face further program cuts but the budget fails to address the State's substantial unfunded pension liabilities.

                       Job growth is positive but very modest. Unemployment was 6.1% in July 2004 (down from 7.1% in July of the prior year) but still well above the July national average of 5.5%. Per capita personal income of $26,100 in 2003 was among the lowest (43rd among states) of all states at 82.5% of the national average of $31,632.

                       As of September 4, 2004, the State's general obligation bonds were rated A1 by Moody's, A+ by Standard and Poor's, and A+ by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Louisiana personal income tax to the extent they are paid out of income earned on Louisiana municipal obligations or U.S. government securities. While dividends paid out of income earned on Louisiana municipal bonds are not subject to Louisiana income tax, if you are subject to tax in a state other than Louisiana, these dividends may be included in calculating taxable income for that state.

                                                                       Appendix

                       You will be subject to Louisiana personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize capital gains on the transaction.

                       The treatment of corporate shareholders of the fund who pay Louisiana corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisors.

                       North Carolina

                       North Carolina's economy emerged from recession late in 2003 and the rebound is finally showing some strength. The biggest growth drivers this year are financial services, professional and business activities, and education and health services that have combined to add 15,000 jobs since last year. Manufacturing remains the primary drag on the economy, particularly furniture, apparel, and textiles--and particularly in more rural parts of the State. Collectively these industries have lost nearly 100,000 jobs since 2000, though the pace of losses has slowed. Rising imports from low-cost nations in Africa, Asia and South America have cut into market share, while, at the same time, production is being shifted overseas. On balance, North Carolina remains an important high-tech research center that should continue to attract research investment over the long term.

                       Governor Mike Easley's approved $14.7 billion general fund budget for fiscal 2004 and 2005 is based on conservative 3.4% and 5.4% revenue growth, respectively, and includes extension of the sunset provisions relating to the half-cent sales tax and a high-income tax bracket, additional spending cuts for state agencies, and the use of a portion of tobacco settlement funds. The State plans to begin to restore reserves with a $150 million transfer into the reserve account. Despite rising debt issuance, primarily for higher education, debt ratios are among the lowest in the nation at only 1.4% of per capita income.

                       Unemployment rate is trending down from 6.6% in July 2003 to 5.1% in July 2004, but has posted a slight increase in rate of unemployment each month since March 2004. Since labor force growth is matching job growth, the rate of unemployment does not well reflect the improved job situation. The July national unemployment average was 5.5%. Personal income per capita was $28,235 in 2003 at 89.3% of the national average of $31,632.

                       As of September 10, 2004, Moody's rated North Carolina's debt Aa1/Positive, while Standard & Poor's and Fitch rated it AAA. Moody's revised the outlook to Positive from Stable on September 10, 2004 to reflect North Carolina's stabilizing economy, improving tax revenues, and strong financial management. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to North Carolina personal income tax to the extent they are paid out of income earned on North Carolina municipal bonds or obligations of the U.S. Government. While dividends paid out of income earned on North Carolina municipal bonds are not subject to North Carolina income tax, if you are subject to tax in a state other than North Carolina, these dividends may be included in calculating taxable income for that state. You will be subject to North Carolina personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize a capital gain on the transaction.

Appendix

                       The treatment of corporate shareholders of the fund who pay North Carolina corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       Tennessee

                       Tennessee's pace of economic recovery has slowed recently following a strong recovery last year. FedEx remains an important growth driver in the State and is well positioned to participate in the Asian growth cycle, though higher fuel costs pose downside risk. Tourism, hospitality and leisure industries (particularly Nashville's country music attractions and Graceland in Memphis) continue to grow. The healthcare industry is adding jobs. The Department of Energy's key research facilities throughout the State continue to bring significant economic impact directly adding over 11,000 jobs. However, total employment growth is decelerating with employment in professional and financial services decreasing. Tennessee leads the nation in tobacco production but faces the emerging trend to import tobacco from Africa and Europe at lower costs.

                       Governor Phil Bredesen's fiscal 2005 $8.3 billion general fund budget reflects healthy revenue performance. Revenues exceeded the previous year by $610 million or 8.5% through July 2004. Sales tax revenues (65% of all state revenues) were also strong and surpassed the previous year-to-date total by $348 million or 6.4%. As a result, the State not only balanced the budget without relying on non-recurring revenues but also expected to increase its general fund reserve balance to $278 million as well as its rainy day balance to about $275 million in 2005. On the downside, the State has a relatively high sales tax of 7% and typically combines sales tax with a local option tax of 1% or 2.75%. On this measure, Tennessee compares rather unfavorably to other states. On the upside, direct debt on a per capita basis is very low at $222. The pension system is almost fully funded, ranking the State among the lowest in the nation for per capita debt and unfunded pension liability.

                       Tennessee's unemployment rate declined from 6.0% in July 2003 to 4.5% in July 2004, below the July national average of 5.5%. Personal income per capita was $28,455 in 2003 at 90% of the national average of $31,632.

                       As of September 4, 2004, Tennessee's general obligation debt carried a rating of Aa2 with a stable outlook by Moody's, AA with a stable outlook by Standard and Poor's, and AA by Fitch. Moody's revised the outlook to stable from negative on August 3, 2004 to reflect improvements in the state economy that have strengthened state finances and created structural budget balance. S&P revised the outlook to stable on June 21, 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Tennessee personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Tennessee municipal bonds or U.S. government securities. While dividends paid out of income earned on Tennessee municipal bonds are not subject to Tennessee income tax, if you are subject to tax in a state other than Tennessee, these dividends may be included in calculating taxable income for that state. You will be subject to Tennessee personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains on other securities. You will not be subject to Tennessee personal income tax if you sell or exchange fund shares.

                                                                       Appendix

                       The treatment of corporate shareholders of the fund differs from that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisors.

Appendix

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objective.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments and Nuveen Advisory. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The funds are series of Nuveen Multistate Trust III, whose Investment Company Act file number is 811-07943.

1. Long-term and insured long-term portfolios.


MPR-MS5-0904D NA

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 |
(800) 257-8787 | www.nuveen.com

                                                             September 28, 2004

NUVEEN MULTISTATE TRUST III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of Nuveen Multistate Trust III dated September 28, 2004. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio...............................  S-2

Management of the Trust.................................................... S-12

Investment Adviser and Investment Management Agreement..................... S-24

Portfolio Transactions..................................................... S-27

Net Asset Value............................................................ S-28

Tax Matters................................................................ S-28

Additional Information on the Purchase and Redemption of Fund Shares....... S-35

Distribution and Service Plan.............................................. S-45

Independent Registered Public Accounting Firm, Custodian and Transfer Agent S-47

Financial Statements....................................................... S-47

Appendix A--Ratings of Investments.........................................  A-1

Appendix B--Description of Hedging Techniques..............................  B-1

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that
Fund:

      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Tennessee Municipal Bond Fund.

      (3) Borrow money except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

      (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

      (9) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.


      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   The Nuveen Multistate Trust III, formerly Nuveen Flagship Multistate Trust III (the "Trust"), is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each Fund is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has four series: Nuveen Georgia Municipal Bond Fund (formerly Nuveen Flagship Georgia Municipal Bond Fund and prior to that, Flagship Georgia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Louisiana Municipal Bond Fund (formerly Nuveen Flagship Louisiana Municipal Bond Fund and prior to that, Flagship Louisiana Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen North Carolina Municipal Bond Fund (formerly Nuveen Flagship North Carolina Municipal Bond Fund and prior to that, Flagship North Carolina Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Tennessee Municipal Bond Fund (formerly Nuveen Flagship Tennessee Municipal Bond Fund and prior to that, Flagship Tennessee Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

   The investment assets of each Fund will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations that, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments, as described below, from which income may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those non-appropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Portfolio Trading and Turnover

   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

   The portfolio turnover rates for the 2003 and 2004 fiscal year-ends of the Funds were:

                                                        Fiscal Year
                                                        ----------
                                                        2003  2004
                                                        ----  ----
              Nuveen Georgia Municipal Bond Fund.......  15%   19%
              Nuveen Louisiana Municipal Bond Fund.....  11    12
              Nuveen North Carolina Municipal Bond Fund  17    16
              Nuveen Tennessee Municipal Bond Fund.....  13    20

When-Issued Securities or Delayed-Delivery Securities

   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Zero Coupon Bonds

   The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Special Considerations Relating to Municipal Obligations of Designated States

   As described in the Prospectus, except for investments in temporary investments, each Fund will invest substantially all of its assets (at least 80%) in Municipal Obligations that are exempt from both regular federal and state income taxes, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Georgia

   Georgia's economy remains weak in terms of job creation after a deep manufacturing-led recession cost thousands of jobs. Global outsourcing has eliminated the traditional southern labor cost advantage, exporting telecom services and business services jobs. DaimlerChrysler has decided not to build a plant in

Savannah, a project that was expected to generate more than 3,000 jobs. However, the State does benefit from an increasingly diversified economy that may still depend on ongoing improvement in the U.S. economy to stimulate an employment recovery in manufacturing.

   Georgia's economy and job base is concentrated in the Atlanta metropolitan area, the primary economic growth driver in the State with 55% of the State's population, which has a low average cost of living and extensive transportation infrastructure. Weak tourism and convention activity, also centered in Atlanta, contributed to a decline in state sales and income taxes. Other challenges facing the City include rising costs and increased congestion that may reduce its appeal to business.

   The State's exposure to manufacturing of textiles and apparel, as in other states in the Southeast, is declining but still accounts for about 10% of national employees. The Georgia textile manufacturers are seeking extension of certain textile import quotas as protection against the World Trade Organization's plan to dismantle global textile imports in January 2005. Clothing distributors and retailers favor the World Trade Organization plan to lobby the legislature aggressively for the vote. Without legislative protection, Georgia textile, fiber and printing manufacturers, who provide about 35% of manufacturing jobs in the State, will face significant price pressure and many plants will likely shut-down. Smaller cities and rural areas will be particularly hard hit. On a positive note, should non-durable goods manufacturers close in smaller metro and rural areas, unemployed workers are expected to migrate to the Atlanta metro area creating growth momentum in the region.

   The State's unemployment level declined to 4.1% in July 2004 from 4.9% in July 2003, well below the national average of 5.5% in July 2004. Personal income per capita in 2003 of $29,442 was at 93% of the national average of $31,632.

   As of September 4, 2004, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's, and Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Louisiana

   Louisiana's economic base is experiencing growth in service employment, which is providing increased economic diversity. Tourism is becoming increasingly important to the economy, especially with the emergence of the gaming industry in the State. The sector has experienced consistent growth in recent years and generated significant state and local taxes.

   The oil production sector is currently experiencing a period of strength as well, benefiting from the big boost in commodity prices and providing new tax revenues to Louisiana. The State estimates that a $1 change in the price per barrel of oil increases state tax revenues by $17 million with current price levels well above the $28/barrel forecast assumptions. Improved technology in oil exploration, a long time source of volatility in Louisiana's employment and income, has increased success in locating oil and gas and reducing the cost of production.

   The Louisiana fiscal year 2005 budget is balanced and relies on renewal of the sales tax on business utilities and an increase in the cap on mineral revenues, as well as increased deposits in the general fund from mineral revenues. Increased revenue estimates from higher oil prices resulted in significant restorations of funding to key budget areas including restoration of full funding to Medicaid and TANF initiatives and additional funding of K-12. Mineral revenues in excess of the cap have contributed substantially to the current $200 million budget stabilization fund as well as year end undesignated fund balances.

   Unemployment was 6.1% in July 2004 (down from 7.1% in July of the prior year), but well above the July 2004 national average of 5.5%. Per capita personal income of $26,100 in 2003 was among the lowest of all states (43rd among states) and was 82.5% of the national average of $31,632.

   As of September 4, 2004, the State's general obligation bonds were rated A1 by Moody's, A+ by Standard and Poor's, and A+ by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to North Carolina

   North Carolina's economy is recovering at an above average pace marked by an expanding high-tech manufacturing and research base and solid demographic trends. The State remains strongly influenced by its shrinking textile and furniture manufacturing sectors, which are expected to continue to lose jobs going forward. North Carolina's sizable tobacco manufacturing presence also is expected to be reduced as it appears the tobacco buyout program is likely to pass Congress and pay tobacco quota owners $12 billion over ten years for their allotments. The buyout program would help North Carolina farmers to transition to other crops, end a decades-old subsidy program and provide a sizeable cash infusion to replace state crop receipts.

   The State's unemployment rate was 5.1% in July 2004, below the national average of 5.5% in July 2004, and well below the State's 6.6% rate in July 2003. Personal income per capita was $28,235 in 2003, which is 89.3% of the national average of $31,632.

   As of September 10, 2004, Moody's rated North Carolina's debt Aa1/Positive, while Standard & Poor's and Fitch gave it a AAA rating. Moody's revised the outlook to Positive from Stable on September 10, 2004 to reflect North Carolina's stabilizing economy, improving tax revenues, and strong financial management. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Tennessee

   Tennessee's economic recovery has softened somewhat compared to last year. Transportation remains a key industry for the State which has a growing share of the trucking and shipping industry due to the presence of companies such as FedEx and Xpress. This exposure to transportation may be a substantial risk going forward for the near to medium term as higher oil prices weigh on profits.

   Healthcare payrolls continue to grow, particularly in nursing and residential care facilities and ambulatory healthcare. The trend is improving for the sector now that Governor Bredesen announced a new set of reforms for TennCare, the State's healthcare program, which are projected to result in cumulative savings of about $2 billion for fiscal years 2005 through 2008.

   The Department of Energy's research facilities throughout the State have had significant economic impact as well. Oakridge National Laboratory and East Tennessee Technology Park directly provided over 11,000 full-time jobs. These facilities attract highly skilled employees in a state where only 19% of the population has a college degree.

   Tennessee's unemployment rate declined from 6.0% in July 2003 to 4.5% in July 2004, well below the July 2004 national average of 5.5%. Total employment growth is expected to moderate over the next year. Personal income per capita was $28,455 in 2003, which is 90% of the national average of $31,632. Despite weaker demographic trends, Tennessee should continue to attract businesses over the long term. Together with its low corporate and personal taxes, this should help to improve the State's outlook.

   As of September 4, 2004, Tennessee's general obligation debt carried a rating of Aa2 with a stable outlook by Moody's, AA with a stable outlook by Standard and Poor's, and AA by Fitch. Moody's revised the outlook to Stable from Negative on August 3, 2004 to reflect improvements in the state economy that have strengthened state finances and created structural budget balance. S&P revised the outlook to Stable on June 21, 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Hedging and Other Defensive Actions

   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund's portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund's portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

   No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series' net assets. Each Fund will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   The Funds may invest in the following federally tax-exempt short-term investments:

      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

      Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear its proportionate share of the money market fund's fees and expenses.

      U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

       --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

       --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

       --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

   The Funds may also invest in the following taxable short-term investments:

   Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

   Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

   Money Market Funds--These funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund's fees and expenses.

   Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

   Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST

Directors and Officers

   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at 7, one of whom is an "interested person" (as the term is defined in the 1940 Act) and 6 of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                        Number of
                                                                                       Portfolios
                         Positions and Offices                                           in Fund
                             with the Trust             Principal Occupations            Complex
    Name, Birthdate      and Year First Elected     Including Other Directorships      Overseen by
      and Address             or Appointed             During Past Five Years            Trustee
    ---------------      ----------------------     -----------------------------      -----------

Trustee who is an interested person of the Trust:
-------------------------------------------------

Timothy R. Schwertfeger*    Chairman of the     Chairman and Director (since 1996)         145
3/28/49                     Boards and          of Nuveen Investments, Inc.,
333 West Wacker Drive       Trustee, 1996       Nuveen Investments, LLC, Nuveen
Chicago, IL 60606                               Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.;
                                                Chairman and Director (since 1997)
                                                of Nuveen Asset Management, Inc.;
                                                Director (since 1996) of Institutional
                                                Capital Corporation; Chairman and
                                                Director (since 1999) of Rittenhouse
                                                Asset Management, Inc.; Chairman
                                                (since 2002) of Nuveen Investment
                                                Advisers Inc.

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner           Trustee,            Private Investor and Management            145
8/22/40                     1997                Consultant.
333 West Wacker Drive
Chicago, IL 60606

Lawrence H. Brown           Trustee,            Retired (since 1989) as Senior Vice        145
7/29/34                     1993                President of The Northern Trust
333 West Wacker Drive                           Company; Director (since 2002)
Chicago, IL 60606                               Community Advisory Board for
                                                Highland Park and Highwood,
                                                United Way of the North Shore.


--------
  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the 1940 Act, because he is an officer and director of Nuveen Advisory.

                                                                                    Number of
                                                                                   Portfolios
                      Positions and Offices                                          in Fund
                          with the Trust             Principal Occupations           Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships     Overseen by
     and Address           or Appointed             During Past Five Years           Trustee
   ---------------    ----------------------     -----------------------------     -----------
Jack B. Evans                Trustee,        President, The Hall-Perrine               145
10/22/48                     2003            Foundation, a private philanthropic
333 West Wacker Drive                        corporation (since 1996); faculty
Chicago, IL 60606                            member, University of Iowa;
                                             Director and Vice Chairman, United
                                             Fire Group; formerly, Director,
                                             formerly, Gazette Companies, Coe
                                             College and Iowa College
                                             Foundation; Director, Federal
                                             Reserve Bank of Chicago; formerly,
                                             President and Chief Operating
                                             Officer, SCI Financial Group, Inc., a
                                             regional financial services firm.

William C. Hunter**          Trustee,        Dean and Distinguished Professor          145
3/16/48                      2004            of Finance, School of Business at
333 West Wacker Drive                        the University of Connecticut (since
Chicago, IL 60606                            2003); previously, Senior Vice
                                             President and Director of Research
                                             at the Federal Reserve Bank of
                                             Chicago (1995-2003); Director (since
                                             1997), Credit Research Center at
                                             Georgetown University; Director
                                             (since 2004) of Xerox Corporation.

William J. Schneider         Trustee,        Senior Partner and Chief Operating        145
9/24/44                      1997            Officer, Miller-Valentine Group,
333 West Wacker Drive                        Vice President, Miller-Valentine
Chicago, IL 60606                            Realty, a construction company;
                                             Chair, Miami Valley Hospital; Board
                                             Member, formerly, Chair, Dayton
                                             Development Coalition; formerly,
                                             Member, Community Advisory
                                             Board, National City Bank, Dayton,
                                             Ohio and Business Advisory
                                             Council, Cleveland Federal Reserve
                                             Bank.

Judith M. Stockdale          Trustee,        Executive Director, Gaylord and           145
12/29/47                     1997            Dorothy Donnelley Foundation
333 West Wacker Drive                        (since 1994); prior thereto,
Chicago, IL 60606                            Executive Director, Great Lakes
                                             Protection Fund (from 1990 to
                                             1994).

--------
 **Trustee Hunter was appointed to the Nuveen Funds' Board in 2004.

                                                                                    Number of
                                                                                   Portfolios
                     Positions and Offices                                           in Fund
                         with the Trust             Principal Occupations            Complex
  Name, Birthdate    and Year First Elected     Including Other Directorships      Overseen by
    and Address           or Appointed             During Past Five Years            Officer
  ---------------    ----------------------     -----------------------------      -----------

Officers of the Trust:
----------------------

Gifford R. Zimmerman  Chief Administrative  Managing Director (since 2002),            145
9/9/56                  Officer,            Assistant Secretary and Associate
333 W. Wacker Drive   1996                  General Counsel, formerly, Vice
Chicago, IL 60606                           President and Assistant General
                                            Counsel, of Nuveen Investments, LLC;
                                            Managing Director (since 2002),
                                            General Counsel (since 1998) and
                                            Assistant Secretary, formerly, Vice
                                            President of Nuveen Advisory Corp.
                                            and Nuveen Institutional Advisory
                                            Corp.; Managing Director (since 2002)
                                            and Assistant Secretary and Associate
                                            General Counsel, formerly, Vice
                                            President (since 2000) of Nuveen
                                            Asset Management, Inc.; Managing
                                            Director (since 2004) and Assistant
                                            Secretary (since 1994) of Nuveen
                                            Investments, Inc.; Assistant Secretary
                                            (since 2002) of NWQ Investment
                                            Management Company, LLC; Vice
                                            President and Assistant Secretary
                                            (since 2002) of Nuveen Investments
                                            Advisers Inc.; Managing Director,
                                            Associate General Counsel and
                                            Assistant Secretary (since 2003) of
                                            Rittenhouse Asset Management, Inc.;
                                            Chartered Financial Analyst.

Michael T. Atkinson   Vice President,       Vice President (since 2002),               145
2/3/66                2000                  formerly, Assistant Vice President
333 W. Wacker Drive                         (since 2000), previously, Associate
Chicago, IL 60606                           of Nuveen Investments, LLC.

                                                                                     Number of
                                                                                    Portfolios
                      Positions and Offices                                           in Fund
                          with the Trust             Principal Occupations            Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships      Overseen by
     and Address           or Appointed             During Past Five Years            Officer
   ---------------    ----------------------     -----------------------------      -----------
Peter H. D'Arrigo       Vice President and   Vice President (since 1999) of             145
11/28/67                  Treasurer,         Nuveen Investments, LLC, prior
333 W. Wacker Drive     1999                 thereto, Assistant Vice President
Chicago, IL 60606                            (from 1997); Vice President and
                                             Treasurer (since 1999) of Nuveen
                                             Investments, Inc.; Vice President
                                             and Treasurer (since 1999) of
                                             Nuveen Advisory Corp. and Nuveen
                                             Institutional Advisory Corp.; Vice
                                             President and Treasurer (since 2002)
                                             of Nuveen Asset Management, Inc.
                                             and of Nuveen Investment Advisers
                                             Inc.; Assistant Treasurer (since 2002)
                                             of NWQ Investment Management
                                             Company, LLC; Vice President and
                                             Treasurer (since 2003) of
                                             Rittenhouse Asset Management,
                                             Inc.; Chartered Financial Analyst.

Jessica R. Droeger      Vice President       Vice President (since 2002),               145
9/24/64                   and Secretary,     Assistant Secretary and Assistant
333 W. Wacker Drive     2000                 General Counsel (since 1998)
Chicago, IL 60606                            formerly, Assistant Vice President
                                             (since 1998) of Nuveen Investments,
                                             LLC; Vice President (since 2002) and
                                             Assistant Secretary (since 1998)
                                             formerly, Assistant Vice President of
                                             Nuveen Advisory Corp. and Nuveen
                                             Institutional Advisory Corp.

Lorna C. Ferguson       Vice President,      Managing Director (since 2004),            145
10/24/45                1998                 formerly, Vice President of Nuveen
333 W. Wacker Drive                          Investments, LLC, Nuveen Advisory
Chicago, IL 60606                            Corp. and Nuveen Institutional
                                             Advisory Corp.

William M. Fitzgerald   Vice President,      Managing Director (since 2002),            145
3/2/64                  1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                          Investments; Managing Director
Chicago, IL 60606                            (since 1997), of Nuveen Advisory
                                             Corp. and Nuveen Institutional
                                             Advisory Corp.; Managing Director
                                             of Nuveen Asset Management, Inc.
                                             (since 2001); Vice President of
                                             Nuveen Investments Advisers Inc.
                                             (since 2002); Chartered Financial
                                             Analyst.

                                                                                        Number of
                                                                                       Portfolios
                      Positions and Offices                                              in Fund
                          with the Trust               Principal Occupations             Complex
   Name, Birthdate    and Year First Elected       Including Other Directorships       Overseen by
     and Address           or Appointed               During Past Five Years             Officer
   ---------------    ----------------------       -----------------------------       -----------
Stephen D. Foy          Vice President and   Vice President (since 1993) and Funds         145
5/31/54                   Controller,        Controller (since 1998) of Nuveen
333 W. Wacker Drive     1997                 Investments, LLC; formerly, Vice
Chicago, IL 60606                            President and Funds Controller (from
                                             1998-2004) of Nuveen Investments,
                                             Inc.; Certified Public Accountant.

James D. Grassi         Vice President and   Vice President and Deputy Director of         145
4/13/56                   Chief Compliance   Compliance (since August 2004) of
333 W. Wacker Drive       Officer,           Nuveen Investments, LLC, Nuveen
Chicago, IL 60606       2004                 Investments Advisers Inc., Nuveen
                                             Asset Management Inc., Nuveen
                                             Advisory Corp., Nuveen Institutional
                                             Advisory Corp. and Rittenhouse Asset
                                             Management, Inc.; formerly, Senior
                                             Attorney (1994-July 2004), The
                                             Northern Trust Company.

David J. Lamb           Vice President,      Vice President (since 2000) of Nuveen         145
3/22/63                 2000                 Investments, LLC, previously Assistant
333 W. Wacker Drive                          Vice President (since 1999); prior
Chicago, IL 60606                            thereto, Associate of Nuveen
                                             Investments; Certified Public Accountant.

Tina M. Lazar           Vice President,      Vice President of Nuveen Investments,         145
8/27/61                 2002                 LLC (since 1999); prior thereto,
333 West Wacker Drive                        Assistant Vice President (since 1993).
Chicago, IL. 60606

Larry W. Martin         Vice President and   Vice President, Assistant Secretary and       145
7/27/51                   Assistant          Assistant General Counsel of Nuveen
333 W. Wacker Drive       Secretary,         Investments, LLC; Vice President and
Chicago, IL 60606       1997                 Assistant Secretary of Nuveen Advisory
                                             Corp. and Nuveen Institutional
                                             Advisory Corp.; Vice President (since
                                             2004) and Assistant Secretary (since
                                             1994) of Nuveen Investments, Inc.;
                                             Assistant Secretary (since 1997) of
                                             Nuveen Asset Management, Inc.; Vice
                                             President (since 2000), Assistant
                                             Secretary and Assistant General
                                             Counsel (since 1998) of Rittenhouse
                                             Asset Management, Inc.; Vice President
                                             and Assistant Secretary (since 2002) of
                                             Nuveen Investments Advisers Inc.;
                                             Assistant Secretary (since 2002) of
                                             NWQ Investment Management
                                             Company, LLC; Assistant Secretary
                                             (since 2003) of Symphony Asset
                                             Management LLC.

                                                                               Number of
                                                                              Portfolios
                    Positions and Offices                                       in Fund
                        with the Trust           Principal Occupations          Complex
  Name, Birthdate   and Year First Elected   Including Other Directorships    Overseen by
    and Address          or Appointed           During Past Five Years          Officer
  ---------------   ----------------------   -----------------------------    -----------
Edward F. Neild, IV    Vice President,     Managing Director (since 2002),        145
7/7/65                 1997                formerly, Vice President of Nuveen
333 W. Wacker Drive                        Investments, LLC; Managing
Chicago, IL 60606                          Director (since 1997) of Nuveen
                                           Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.;
                                           Managing Director (since 1999) of
                                           Nuveen Asset Management, Inc.;
                                           Chartered Financial Analyst.

   The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

   Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The Executive Committee did not hold any meetings during the last fiscal year.

   The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown and William J. Schneider. The Audit Committee held four meetings during the last fiscal year.

   The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider and Judith M. Stockdale. The Nominating and Governance Committee held four meetings during the last fiscal year.

   The Dividend Committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. The Dividend Committee held five meetings during the last fiscal year.

   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group.

The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale. The Compliance, Risk Management and Regulatory Oversight Committee held three meetings during the last fiscal year.

   The Trustees of the Trust are directors or trustees, as the case may be, of 30 Nuveen open-end funds and 93 Nuveen closed-end funds managed by Nuveen Advisory and 6 open-end funds and 16 closed-end funds managed by Nuveen Institutional Advisory Corp ("NIAC").

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:

                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      William E. Bennett/1/..        $0               Over $100,000
      Robert P. Bremner......        $0               Over $100,000
      Lawrence H. Brown......        $0               Over $100,000
      Jack B. Evans..........        $0               Over $100,000
      William C. Hunter/2/...        $0                          $0
      Anne E. Impellizzeri/3/        $0               Over $100,000
      William L. Kissick/3/..        $0               Over $100,000
      Thomas E. Leafstrand/3/        $0               Over $100,000
      Peter R. Sawers/3/.....        $0               Over $100,000
      William S. Schneider...        $0               Over $100,000
      Timothy R. Schwertfeger        $0               Over $100,000
      Judith M. Stockdale....        $0               Over $100,000
      Sheila W. Wellington/3/        $0               Over $100,000

--------
/1/Mr. Bennett resigned as Trustee on April 30, 2004.

/2/Mr. Hunter became a Trustee on May 16, 2004.

/3/Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.

   No trustee who is not an interested person of the Trust owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.

   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended May 31, 2004.


                                               Amount of      Total
                                                 Total     Compensation
                                 Aggregate   Compensation   from Fund
                                Compensation that Has Been   and Fund
            Name of Trustee     From Fund/1/  Deferred/2/   Complex/3/
            ---------------     ------------ ------------- ------------
        William E. Bennett/4/..    $1,524        $626        $100,767
        Robert P. Bremner......    $1,990        $121        $110,417
        Lawrence H. Brown......    $2,083        $ --        $112,500
        Jack B. Evans..........    $1,634        $168        $102,000
        William C. Hunter/5/...    $  243        $ 97        $ 17,125
        Anne E. Impellizzeri/6/    $1,579        $651        $101,600
        William L. Kissick/6/..    $1,072        $224        $ 88,250
        Thomas E. Leafstrand/6/    $1,633        $505        $102,100
        Peter R. Sawers/6/.....    $1,912        $790        $104,000
        William J. Schneider...    $2,065        $844        $112,917
        Judith M. Stockdale....    $1,562        $171        $101,750
        Sheila W. Wellington/6/    $1,062        $432        $ 85,500

--------
/1/The compensation paid to the independent trustees for the fiscal year ended
   May 31, 2004 for services to the Trust.

/2/Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

/3/Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending May 31, 2004 for services to the open-end and closed-end funds advised by Nuveen Advisory and NIAC.

/4/Mr. Bennett resigned as Trustee on April 30, 2004.

/5/Mr. Hunter became a Trustee on May 16, 2004.

/6/Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.

Compensation

   For all Nuveen Funds overseen, each trustee who is not affiliated with Nuveen Advisory receives a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required (except that the Executive Committee acting as the Pricing Committee will receive $100 per day), plus in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by each Fund's adviser, Nuveen Advisory or NIAC (as applicable), on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Advisers serves without any compensation from the Funds.

   Under the Funds' retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, Board Members Leafstrand and Wellington retired on June 30, 2004. In addition, Board Members Impellizzeri, Kissick and Sawers, who had not then reached the age or service period at which retirement would be called for under the retirement policy, retired on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers received a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

   Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by Nuveen Advisory are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a trustee to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

   The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each of the Funds.

   The following table sets forth the percentage ownership of each person, who, as of September 1, 2004, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                         Percentage of
Name of Fund and Class             Name and Address of Owner               Ownership
---------------------------------- ------------------------------------- -------------
Nuveen Georgia Municipal Bond Fund
  Class A Shares.................. Merrill Lynch, Pierce, Fenner & Smith     23.38%
                                   for the sole benefit of its customers
                                   Attn: Fund Admin./970C4
                                   4800 Deer Lake Dr., E. Fl 3
                                   Jacksonville, FL 32246-6484

Nuveen Georgia Municipal Bond Fund
  Class B Shares.................. Merrill Lynch, Pierce, Fenner & Smith     38.61
                                   for the sole benefit of its customers
                                   Attn: Fund Admin./97NC2
                                   4800 Deer Lake Dr., E. Fl 3
                                   Jacksonville, FL 32246-6484

                                                                           Percentage of
Name of Fund and Class               Name and Address of Owner               Ownership
------------------------------------ ------------------------------------- -------------
Nuveen Georgia Municipal Bond Fund
  Class C Shares.................... Merrill Lynch, Pierce, Fenner & Smith     36.74%
                                     for the sole benefit of its customers
                                     Attn: Fund Admin./97C83
                                     4800 Deer Lake Dr., E. Fl 3
                                     Jacksonville, FL 32246-6484

Nuveen Georgia Municipal Bond Fund   Robert A. Scott                           12.67
  Class R Shares.................... Faye Donley Scott
                                     2065 Compton Way
                                     Alpharetta, GA 30022-7125

                                     Edward D. Jones and Co. FAO                5.36
                                     Nannisu K. Hires
                                     EDJ 323-06500-1-6
                                     P.O. Box 2500
                                     Maryland Heights, MO 63043-8500

                                     Christine M. Wade                         58.53
                                     Wade Living Trust
                                     U/A/ 04/13/98
                                     105 Autumn Glen Circle Apt. 414
                                     Fayetteville, GA 30215-6878

Nuveen Louisiana Municipal Bond Fund
  Class A Shares.................... Merrill Lynch, Pierce, Fenner & Smith     37.28
                                     for the sole benefit of its customers
                                     Attn: Fund Admin./70079
                                     4800 Deer Lake Dr., E. Fl 3
                                     Jacksonville, FL 32246-6484

Nuveen Louisiana Municipal Bond Fund
  Class B Shares.................... Merrill Lynch, Pierce, Fenner & Smith     35.09
                                     for the sole benefit of its customers
                                     Attn: Fund Admin./97NC5
                                     4800 Deer Lake Dr., E. Fl 3
                                     Jacksonville, FL 32246-6484

Nuveen Louisiana Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     25.65
  Class C Shares.................... for the sole benefit of its customers
                                     Attn: Fund Admin./97DD4
                                     4800 Deer Lake Dr., E. Fl 3
                                     Jacksonville, FL 32246-6484

                                                                                Percentage of
Name of Fund and Class                    Name and Address of Owner               Ownership
----------------------------------------- ------------------------------------- -------------
Nuveen Louisiana Municipal Bond Fund      Richard L. Lucas                          67.92%
  Class R Shares......................... 3846 Independence Dr.
                                          Alexandria, LA 71303-3533

                                          Jack L. Roberts                           15.65
                                          and Ethelene Roberts
                                          JT WROS
                                          141 Island Rd.
                                          Marksville, LA 71351-4514

                                          Pershing LLC                               8.76
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-2052

                                          Pershing LLC                               6.45
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-2052

Nuveen North Carolina Municipal Bond Fund
  Class A Shares......................... Merrill Lynch, Pierce, Fenner & Smith     10.38
                                          for the sole benefit of its customers
                                          Attn: Fund Admin./970C6
                                          4800 Deer Lake Dr., E. Fl 3
                                          Jacksonville, FL 32246-6484

Nuveen North Carolina Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     11.99
  Class B Shares......................... for the sole benefit of its customers
                                          Attn: Fund Admin./97NC8
                                          4800 Deer Lake Dr., E. Fl 3
                                          Jacksonville, FL 32246-6484

Nuveen North Carolina Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     29.96
  Class C Shares......................... for the sole benefit of its customers
                                          Attn: Fund Admin./97CM8
                                          4800 Deer Lake Dr., E. Fl 3
                                          Jacksonville, FL 32246-6484

Nuveen North Carolina Municipal Bond Fund SEI Trust Company                          5.58
  Class R Shares......................... c/o Hawaiian Bank
                                          Attn: Mutual Funds
                                          1 Freedom Valley Dr.
                                          Oaks, PA 19456

                                          John Clayton Smith                         6.13
                                          14 Springmoor Dr.
                                          Raleigh, NC 27615-4324

                                          Ruth A. Smith                             12.28
                                          14 Springmoor Dr.
                                          Raleigh, NC 27615-4324

                                                                           Percentage of
Name of Fund and Class               Name and Address of Owner               Ownership
------------------------------------ ------------------------------------- -------------
Nuveen Tennessee Municipal Bond Fund
  Class A Shares.................... Merrill Lynch, Pierce, Fenner & Smith     15.29%
                                     for the sole benefit of its customers
                                     Attn: Fund Admin./970N6
                                     4800 Deer Lake Dr., E. Fl 3
                                     Jacksonville, FL 32246-6484

Nuveen Tennessee Municipal Bond Fund                                            8.78
  Class B Shares.................... Merrill Lynch, Pierce, Fenner & Smith
                                     for the sole benefit of its customers
                                     Attn: Fund Admin./97ND0
                                     4800 Deer Lake Dr., E. Fl 3
                                     Jacksonville, FL 32246-6484

Nuveen Tennessee Municipal Bond Fund                                            7.54
  Class C Shares.................... NFSC FEBO # AB 4-011339
                                     Louise K. Ellis
                                     1550 Kenesaw Dr.
                                     Knoxville, TN 37919-7861

                                     Merrill Lynch, Pierce, Fenner & Smith     39.42
                                     for the sole benefit of its customers
                                     Attn: Fund Admin./97CM7
                                     4800 Deer Lake Dr., E. Fl 3
                                     Jacksonville, FL 32246-6484

Nuveen Tennessee Municipal Bond Fund                                            7.55
  Class R Shares.................... Darius A. Hensley
                                     P.O. Box 305
                                     Piney Flats, TN 37686-0305

                                     S. Terry Canale                           22.89
                                     1594 Peabody Ave.
                                     Memphis, TN 38104-3833

                                     Russell H. Williamson                     12.51
                                     94 Pidgeon Rd.
                                     Memphis, TN 38117-2304

                                     Bancorp South Bank                        22.03
                                     C O Trust
                                     P.O. Box 1605
                                     Jackson, MS 39215-1605

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Generally

   Nuveen Advisory acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

   Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

                                                      Management
                AVERAGE DAILY NET ASSETS                 Fee
                ------------------------              ----------
                For the first $125 million...........   .5500%
                For the next $125 million............   .5375%
                For the next $250 million............   .5250%
                For the next $500 million............   .5125%
                For the next $1 billion..............   .5000%
                For the next $3 billion..............   .4750%
                On net assets of $5 billion and above   .4500%

   A complex-wide fee schedule for all Funds managed by Nuveen Advisory and its affiliates, including the Funds, went into effect on August 1, 2004. This complex-wide fee schedule is expected initially to marginally decrease the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund Complex grow, the management fee rates paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

   Effective August 1, 2004, the management fee for each of the Funds based upon the average daily net assets of each Fund, is as follows:

   Each Fund's management fee will equal the sum of a fund-level fee and a complex-level fee.

   Each of the Funds has agreed to pay an annual fund-level management fee according to the following schedule:

                     Average Total Daily Net Assets  Rate
                     ------------------------------ -----
                     For the first $125 million.... .3500%
                     For the next $125 million..... .3375%
                     For the first $250 million.... .3250%
                     For the first $500 million.... .3125%
                     For the next $1 billion....... .3000%
                     For the next $3 billion....... .2750%
                     For net assets over $5 billion .2500%

   The complex-level management fee for the Funds shall be applied according to the following schedule:


                   Complex-Level Assets/1/        Annual Fee
                   -----------------------        ----------
                   First $55 billion.............   .2000%
                   Next $1 billion...............   .1800%
                   Next $1 billion...............   .1600%
                   Next $3 billion...............   .1425%
                   Next $3 billion...............   .1325%
                   Next $3 billion...............   .1250%
                   Next $5 billion...............   .1200%
                   Next $5 billion...............   .1175%
                   Next $15 billion..............   .1150%
                   For Assets over $91 billion/2/   .1400%

--------
/1/Complex-Level Assets are the aggregate managed assets (which include assets attributable to all types of leverage used in leveraged Funds) of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $59.9 billion as of July 16, 2004.

/2/With respect to Complex-Level Assets over $91 billion, both the Fund (via its Board of Trustees) and the Adviser intend that the parties will meet, prior to the time when Complex-Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that Complex-Wide Assets reach $91 billion prior to the parties reaching an agreement as to the Complex-Level Fee rate or rates to be applied to such assets, the Complex-Level Fee rate for such Complex-Level Assets shall be .1400% until such time as the parties agree to a different rate or rates.

   For the last three fiscal years, the Funds paid net management fees as follows:

                                           Management Fees Net of Expense  Fee Waivers and Expense
                                               Reimbursement Paid to         Reimbursements from
                                              Nuveen Advisory for the      Nuveen Advisory for the
                                                     Year Ended                  Year Ended
                                          -------------------------------- -----------------------
                                           5/31/02    5/31/03    5/31/04   5/31/02 5/31/03 5/31/04
                                          ---------- ---------- ---------- ------- ------- -------
Nuveen Georgia Municipal Bond Fund....... $  830,629 $  904,911 $  899,307   $--     $--     $--
Nuveen Louisiana Municipal Bond Fund.....    726,977    739,884    677,995    --      --      --
Nuveen North Carolina Municipal Bond Fund  1,107,498  1,202,607  1,214,930    --      --      --
Nuveen Tennessee Municipal Bond Fund.....  1,659,711  1,767,481  1,850,557    --      --      --

   In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

   Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc., which owns Nuveen Investments, LLC ("Nuveen"), the Funds' principal underwriter. Nuveen is the principal underwriter for the Nuveen Mutual Funds and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Nuveen is a subsidiary of Nuveen Investments, Inc., which, in turn, is approximately 78.9% owned by The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. On January 1, 1997, Nuveen Investments, Inc. acquired Flagship Resources Inc.

   The Funds, the other Nuveen Funds, Nuveen Advisory, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Approval of Investment Management Agreement

   In May 2004, the independent trustees of the Funds met with representatives of Nuveen to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the various Advisers and Sub-Advisers (collectively, the "Advisers"). The trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include, but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the investment performance of the Fund and the adviser; (c) the adviser's and the sub-advisers' cost in providing their services; (d) the extent to which the adviser and each sub-adviser realizes economies of scale as the fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.

   In evaluating the nature and quality of the Advisers' services, the trustees reviewed narrative and statistical information concerning, among other things, the types of services the Advisers provide and the Funds' investment performance in relation to each Fund's stated objectives, and in relation to the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Advisers or their affiliates; information describing the Adviser's organization, the personnel providing the services (their qualifications and duties), and the arrangements and methodologies used for the compensation of the portfolio managers. In reviewing the respective Adviser's operations, the Board considered whether the operations are sufficient to fulfill its duties under the applicable contract and to meet the needs of the applicable Fund and its shareholders. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized market indices. This information expands upon information the trustees receive throughout the year on fund performance, expense ratios, portfolio composition, and sales activity.

   The Board also considered the proposed fees to be paid under the respective contracts (including any waivers or expense reimbursement commitments) both absolutely and as compared to those of other investment advisers to investment companies. The trustees reviewed each Adviser's cost of providing services to help determine whether its compensation is fair and reasonable and considered each Adviser's expense allocation methodology. In evaluating the reasonableness of an Adviser's compensation, the trustees considered the following information, among other things: (a) each Adviser's financial information, including statements of its revenues, costs, and profitability from furnishing its services to the Funds; (b) the nature and amount of any indirect benefits the Advisers and their affiliates received that are directly attributable to their management of the Funds, if any; (c) the nature of any benefits (such as research) the Adviser may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; (e) Nuveen's advisory fee levels compared to management fees Nuveen assesses on other investment products (e.g., managed accounts (including municipal, equity and fixed income accounts, as well as hedge funds) in light of the differences in these products from the Funds (including the different services provided, fee structures, investment policies, product distribution channels, and investor profiles and account sizes (retail or institutional accounts)); and (f) data with respect to the expense ratios of the Funds and comparable investment companies.

   In addition to the above, the trustees also compared the Advisers' fees, expenses and profitability to those of other advisers to funds, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Fund's advisory fees.

   In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure that shareholders share in these benefits, the Board approved at the May 2004 meeting a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the Board considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Adviser as asset levels grow, and the funds covered by the arrangement. The Board also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.

   The trustees did not identify any single factor discussed above as all-important or controlling. Based on the foregoing, including the new complex-wide fee arrangement, the trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Advisers' fees are reasonable in light of the services provided to each Fund and that the Advisers' investment advisory and sub-advisory agreements should be continued for another year.

Proxy Voting Policies

   The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Advisory may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements, and other arrangements and otherwise influencing the management of the issuer. Nuveen Advisory does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

   In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. A member of Nuveen Advisory's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission ("SEC") on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

   Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

   The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Brokerage will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it may be the practice of the Funds to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

   Nuveen Advisory may manage other investment companies and investment accounts for other clients that may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the "NYSE") is normally open for trading. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

   In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisor for more detailed information concerning the federal, state and local taxation of the Funds.

   Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares.

   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

   If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deductions for corporations.

   Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than one year will generally be taxed at rates applicable to long-term capital gains, while gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at ordinary income rates. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations). Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

   Because the Funds may invest in private activity bonds, (within the meaning of Section 141 of the Code) the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   The Funds are required in certain circumstances to withhold the applicable rate (currently 25%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the Code.

State Tax Matters

   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws, which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Georgia

   The following is a general, abbreviated summary of certain provisions of the applicable Georgia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Georgia Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Georgia Fund transactions.

   The following is based on the assumptions that the Georgia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Georgia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Georgia Fund's shareholders.

   The Georgia Fund will be subject to the Georgia corporate net worth tax and the Georgia corporate income tax only if it has a sufficient nexus with Georgia. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions from the Georgia Fund that are attributable to interest on any obligation of Georgia or its political subdivisions or on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Georgia personal income tax or the Georgia corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Georgia personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Georgia Fund will be subject to the Georgia personal and corporate income taxes.

   Shares of the Georgia Fund may be subject to the Georgia estate tax if held by a Georgia decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Georgia and local tax matters.

Louisiana

   The following is a general, abbreviated summary of certain provisions of the applicable Louisiana tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Louisiana Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Louisiana Fund transactions.

   The following is based on the assumptions that the Louisiana Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Louisiana Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Louisiana Fund's shareholders.

   The Louisiana Fund will be subject to the Louisiana corporate franchise tax and corporate income tax only if it has a sufficient nexus with Louisiana. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions by the Louisiana Fund that are attributable to interest on any obligation of Louisiana and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Louisiana personal income tax or the Louisiana corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Louisiana personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Louisiana Fund will be subject to the Louisiana personal and corporate income taxes.

   Shares of the Louisiana Fund may be subject to the Louisiana inheritance tax and the Louisiana estate tax if held by a Louisiana decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Louisiana tax matters.

North Carolina

   The following is a general, abbreviated summary of certain provisions of the applicable North Carolina tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the North Carolina Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to North Carolina Fund transactions.

   The following is based on the assumptions that the North Carolina Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause North Carolina Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the North Carolina Fund's shareholders.

   The North Carolina Fund will be subject to the North Carolina corporation income tax and the North Carolina franchise tax only if it has a sufficient nexus with North Carolina. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions from North Carolina Fund that are attributable to interest on any obligation of North Carolina or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the North Carolina personal income tax or the North Carolina corporation income tax. All other distributions, including distributions attributable to capital gains, will be subject to the North Carolina personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the North Carolina Fund will be subject to the North Carolina personal and corporate income taxes.

   Shares of the North Carolina Fund may be subject to the North Carolina estate tax if owned by a North Carolina decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning North Carolina and local tax matters.

Tennessee

   The following is a general, abbreviated summary of certain provisions of the applicable Tennessee tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Tennessee Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Tennessee Fund transactions.

   The following is based on the assumptions that the Tennessee Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Tennessee Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Tennessee Fund's shareholders.

   The Tennessee Fund is not expected to be subject to Tennessee franchise or corporate excise taxes.

   Distributions from the Tennessee Fund that are attributable to interest on Tennessee Obligations or to interest on Federal Obligations will not be subject to the Tennessee individual income tax (also known as the "Hall income tax"). In addition, under current administrative practice of the Tennessee Department of Revenue, dividends attributable to gains realized from the sale or exchange of Tennessee Obligations or Federal Obligations will not be subject to the Tennessee individual income tax. All other distributions will be subject to such tax.

   All distributions from the Tennessee Fund, regardless of source, will be subject to the Tennessee corporate excise tax.

   Gain on the sale, exchange, or other disposition of shares of the Tennessee Fund will not be subject to the Tennessee individual income tax but will be subject to the Tennessee corporate excise tax.

   Shares of the Tennessee Fund may be subject to the Tennessee inheritance tax and the Tennessee estate tax if owned by a Tennessee decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Tennessee and local tax matters.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

   The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program Sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account. You may not purchase Class B Shares if you are a single purchaser placing a purchase order of $100,000 or more of Fund shares. You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares of a Fund. The example assumes a purchase on May 31, 2004 of Class A Shares from the Nuveen Georgia Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.

Net Asset Value per share................................................. $10.84
Per Share Sales Charge--4.20% of public offering price (4.43% of net asset
value per share)..........................................................    .48
                                                                           ------
Per Share Offering Price to the Public.................................... $11.32

   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Shares Purchase Eligibility

   Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

   Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

   Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

   Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

   Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

   Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

   . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

   . officers, trustees and former trustees of the Nuveen and former Flagship
     Funds;

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

   . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay authorized dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

   Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

   . officers, trustees and former trustees of the Nuveen and former Flagship
     Funds; and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

   . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged upon shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following special circumstances:
1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions caused by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Class A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and 10) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Frequent Trading Policy

   The Funds Frequent Trading Program is as follows:

   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares. Purchases and redemptions made pursuant to a Systematic Investment, Systematic Exchange or Systematic Withdrawal Program are exempt from this policy.

   1. Definition of Round Trip

   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

   2. Round Trip Trade Limitations

   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.

   3. Redemption Fee on Short-Term Trades in Shares of International Value Fund

   In addition to the above limits on Round Trip trades, the Nuveen NWQ International Value Fund also assesses a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is described in the Fund's Prospectus and Statement of Additional Information.

   4. Definition of Frequent Trader

   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

   5. Rules Governing Trades Placed by Frequent Traders

   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1 p.m. ET and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.

   6. Enforcement

   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to interpret the terms and application of these policies, and to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and also to waive its provisions with respect to redemptions that would qualify for a waiver from the imposition of a CDSC on Class B shares, as described in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Because short-term or excessive trading into and out of a Fund may interfere with portfolio management, raise operating expenses, or otherwise have an adverse effect on other shareholders, each Fund reserves the right to limit, restrict, or refuse purchase or exchange requests. For more information regarding the Fund's frequent trading policy, call Nuveen toll-free at (800) 257-8787.

   Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the NYSE is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

   A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust III, dated February 1, 1997 and last renewed on August 3, 2004 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                            Year Ended             Year Ended             Year Ended
                           May 31, 2002           May 31, 2003           May 31, 2004
                      ---------------------- ---------------------- ----------------------
                       Amount of    Amount    Amount of    Amount    Amount of    Amount
                      Underwriting Retained  Underwriting Retained  Underwriting Retained
Fund                  Commissions  By Nuveen Commissions  By Nuveen Commissions  By Nuveen
----                  ------------ --------- ------------ --------- ------------ ---------
Nuveen Georgia
  Municipal Bond Fund     $197        $18        $347        $--        $261        $32
Nuveen Louisiana
  Municipal Bond Fund      134          5         158          5         159         22
Nuveen North Carolina
  Municipal Bond Fund      149         --         201         --         212         28
Nuveen Tennessee
  Municipal Bond Fund      419         19         647         52         607         78

Other compensation to certain dealers

   Nuveen Advisory and its advisory affiliate, NIAC, at their own expense, currently provide additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. Nuveen Advisory makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. Nuveen Advisory will, on an annual basis, determine the advisability of continuing these payments. Additionally, Nuveen Advisory may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2004, Nuveen Advisory expects that it will pay additional compensation to the following dealers;

      A.G. Edwards & Sons, Inc.
      American Express Financial Advisors Inc.
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Prudential Investments LLC
      Raymond James Group
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities LLC

DISTRIBUTION AND SERVICE PLAN

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to ..20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

   During the fiscal year ended May 31, 2004, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                   Compensation Paid to
                                                 Authorized Dealers During
                                                the Year Ended May 31, 2004
                                                ---------------------------
     Nuveen Georgia Municipal Bond Fund:
        Class A................................          $229,531
        Class B................................           183,838
        Class C................................           205,594
     Nuveen Louisiana Municipal Bond Fund:
        Class A................................          $171,590
        Class B................................           199,673
        Class C................................           122,522
     Nuveen North Carolina Municipal Bond Fund:
        Class A................................          $341,451
        Class B................................           221,924
        Class C................................           198,353
     Nuveen Tennessee Municipal Bond Fund:
        Class A................................          $553,250
        Class B................................           218,743
        Class C................................           317,503

   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost that a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

   PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Trust. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

   The custodian of the Funds' assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in each Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations that are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds that have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

   Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and
(iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

   A Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

   Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund's ability to use swap agreements. The swap market is largely unregulated.




                                                                  MAI-MS3-0904D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

[LOGO] Nuveen Investments

--
  FASTER INFORMATION

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         NUVEEN INVESTMENTS FUND REPORT

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004
[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio ... is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."


                            Annual Report l Page 1

  Portfolio Managers' Comments

  Portfolio managers Scott Romans, Dan Solender and Cathryn Steeves examine economic and market conditions, key investment strategies, and the performance of the Nuveen Georgia, Louisiana, North Carolina, and Tennessee Municipal Bond Funds. Scott, who has 4 years of investment experience, assumed primary management responsibility for the Louisiana Fund in 2003. Dan, with 17 years of investment experience, began managing the Georgia and Tennessee Funds in 2003. Cathryn has 8 years of investment experience and began managing the North Carolina Fund in February of 2004.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term hike in short-term rates was coming from the Fed and sent long-term bond yields to their highest levels of the 12-month period.

For the first several months of this reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. Of the four states profiled in this report, Georgia, Louisiana and North Carolina, experienced declines in issuance during the first five months of 2004 when compared with January through May 2003. Tennessee, by contrast, saw a 20 percent increase in bond issuance over this period.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns on NAV
as of 5/31/04
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Georgia Municipal Bond Fund      -0.17%  4.65%   5.84%
         Lipper Georgia Municipal Debt Funds
           Category Average/1/                   -0.96%  4.37%   5.46%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen Louisiana Municipal Bond Fund    -1.25%  4.45%   5.89%
         Lipper Louisiana Municipal Debt Funds
           Category Average/1/                   -0.50%  4.33%   5.37%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen North Carolina Municipal Bond
           Fund                                  -0.31%  4.80%   5.49%
         Lipper North Carolina Municipal Debt
           Funds Category Average/1/             -0.86%  4.30%   5.28%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen Tennessee Municipal Bond Fund    -0.33%  4.76%   5.56%
         Lipper Tennessee Municipal Debt Funds
           Category Average/1/                   -0.72%  4.40%   5.46%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.


How did the Funds perform during the 12 months ended May 31, 2004?

The accompanying chart provides performance information for the four Nuveen Investments Funds discussed in this report (Class A shares at net asset value) for the 12 months ended May 31, 2004 as well as for other historical periods. Each
Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its state-specific Lipper peer fund category average. The reasons for each Fund's variance from the national Lehman Brothers Index and corresponding state-specific Lipper fund category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Georgia, Louisiana, North Carolina and Tennessee Municipal Bond Funds had negative UNII.

What strategies were used to manage these Funds during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

Each Fund's recent performance varied based upon a variety of unique circumstances. We outline these circumstances below, as well as provide more information about our management tactics in response to these circumstances.


--------------------------------------------------------------------------------

1For each state, the Lipper peer group returns shown represent the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper peer categories contained 29, 26 and 18 funds in the Lipper Georgia Municipal Debt Funds Category, 13, 12 and 8 funds in the Lipper Louisiana Municipal Debt Funds Category, 25, 24 and 17 funds in the Lipper North Carolina Municipal Debt Funds Category and 14, 13 and 8 funds in the Lipper Tennessee Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3

Georgia

Georgia was in solid financial shape throughout the period, retaining the highest credit ratings of Aaa and AAA from Moody's and Standard & Poor's, respectively. Led by the service sector, Georgia was generating positive net employment, and in May 2004, the state's jobless rate stood at 3.9 percent, far below the national average of 5.6 percent. The state's robust housing market also helped support the state's economy. At the end of the 2003 fiscal year, Georgia's financial-reserve balance stood at just $185 million, or 1.4 percent of general fund revenues. While Governor Perdue's budget for the 2004 fiscal year is based on an aggressive revenue growth goal of 8.7 percent, the state's revenue collections have underperformed so far, leading to a gubernatorial request for a 5 percent across-the-board spending reduction for the 2005 budget.

The total return of the Nuveen Georgia Municipal Bond Fund outperformed the return of the Lipper Georgia Municipal Debt Funds category average and underperformed the national Lehman Brothers Municipal Bond Index for the one year period ended May 31, 2004. One of the positive factors influencing the Fund's performance over this period was its relatively large position in lower-rated bonds, which generally performed very well throughout the reporting period in a market environment in which investors became increasingly comfortable assuming risk. As of May 31, 2004, 12 percent of the portfolio was invested in bonds rated BBB or lower or non-rated. Although we were generally comfortable with the lower-rated holdings in the Fund, we did take advantage of selected opportunities to reduce credit risk and trim certain positions that had performed well and grown to occupy a larger percentage of the portfolio than we believed desirable. With the proceeds, we looked to increase the Fund's credit quality by taking advantage of the large number of high-quality issues available in Georgia. For example, when appropriate we added to our holdings in the healthcare sector, purchasing several hospital bonds as well as some insured issues in the water and sewer sector.

When available, we also looked to bonds with maturities ranging from 15 to 20 years, the portion of the yield curve where we believed the most attractive total-return prospects could be found. We also looked to reduce our exposure to bonds with 30-year maturities, which are especially vulnerable to rising interest rates.

Louisiana

By the end of the period, Louisiana's economy was stronger than the national average but had not yet recovered fully from its recent downturn. The state's education, healthcare, and government sectors were sources of job growth, while the important leisure and hospitality industries continued their expansion. Manufacturing remained flat, however, and Louisiana's continued loss of population weakened demand for housing, goods and services. In May 2004, the state's unemployment rate was 6.1 percent, slightly above the national average of 5.6 percent. However, Louisiana has benefited from a well-managed financial position. Revenues for the 2004 fiscal year are more than $60 million ahead of projections, and the state's "rainy day" fund is expected to exceed $200 million by year-end. Louisiana's debt levels are considered moderate compared to many other states, and have declined significantly in recent years. At the end of the reporting period, Moody's maintained a credit rating of A1 on Louisiana's general obligation debt, while Standard & Poor's gave the state an A+ credit rating.

The total return of the Nuveen Louisiana Municipal Bond Fund underperformed the returns of both its peer group and the national Lehman Brothers Municipal Bond Index over the 12 months ended May 31, 2004. With 20 percent of the portfolio allocated to lower-investment grade credits, the Fund benefited to a certain extent from this market sector's outperformance during the past 12 months. At the same time, several of the Fund's lower-rated holdings received credit downgrades during the period, a factor that weighed down total return. The Fund was hurt when two bond issues backed by tobacco settlement payments were downgraded


                             Annual Report  Page 4
from A3 to Baa3 (Moody's) and A- to BBB (Standard & Poor's), reflecting increased litigation surrounding the tobacco industry.

As some of the portfolio's lower-rated holdings gained in value, we looked for appropriate opportunities to upgrade the Fund's credit quality and trim positions in bonds that we believed were occupying a larger-than-desired percentage of the Fund. With the proceeds available for investment, we generally looked to buy insured bonds trading at a premium to their par value and offering 15- to 20-year maturity dates. We believed that credits in this maturity range offered the best income levels relative to the amount of interest-rate risk offered. We also looked for opportunities to sell the Fund's longest holdings, especially those with 25-year or longer maturities, which we believed were the most vulnerable to the effects of rising interest rates.

North Carolina

North Carolina's economy emerged from recession late in 2003 and has been slowly stabilizing since. The primary drag on the state's economy has been the manufacturing sector, especially within the furniture, apparel, textile and transportation industries. Combined, these industries have lost almost 100,000 jobs since 2000, and the pace of loss has not subsided. On the positive side, North Carolina has seen growth in service jobs, with healthcare, tourism and financial services contributing solid job growth. The state also remains an important high-tech research center expected to continue to attract investment over the long term. As of May 2004, the state's unemployment rate stood at 5.3 percent, below the national average of 5.6 percent. North Carolina has benefited from effective financial management. Even though North Carolina's borrowing levels have risen, the state had some of the lowest debt ratios in the United States, at just 1.4 percent of income. At period end, North Carolina had the highest possible credit rating of AAA from Standard & Poor's but a rating from Moody's one notch below at Aa1.

For the 12 months ended May 31, 2004 the total return of the Nuveen North Carolina Municipal Bond Fund outperformed its peer group, the Lipper North Carolina Municipal Debt Funds category average, but underperformed the national Lehman Brothers Municipal Bond Index. The Fund's performance was helped by an allocation of bonds with relatively short durations, which were less vulnerable to rising interest rates as the period progressed. In addition, the Fund benefited from a significant allocation of strong-performing BBB-rated securities, representing 12 percent of the portfolio on May 31, 2004. In particular, the Fund realized strong results from some of its lower-rated industrial development bonds, such as those issued for paper manufacturer Weyerhaeuser. A third positive influence on performance was supplied by the Fund's 13 percent stake in single-family-housing bonds; this sector generally includes higher-coupon bonds that tend to outperform when the rest of the bond market is declining.

On the negative side, the Fund was hurt by its holdings of long-duration bonds, which suffered as rates rose. For example, the Fund owned zero-coupon bonds with a 2020 maturity date issued by the University of North Carolina. These bonds were highly interest-rate sensitive and had a negative impact on performance.

During the period we looked to reduce the duration of the Fund and make it less sensitive to changes in interest rates, which were widely expected to go up in the near future. Accordingly, we reduced the Fund's exposure to bonds with longer maturity dates as well as those offering lower coupon payments, both of which are likely to underperform as interest rates rise. In their place, we looked to add defensive bonds in the long-intermediate range of the yield curve. The defensive bonds we focused on generally were premium bonds offering coupon payments of 5 to 5.25 percent and with 15- to 20-year maturities, representing the part of the yield curve we believed offered investors the greatest relative value.


                             Annual Report  Page 5

Tennessee

Tennessee's general obligation debt maintained credit ratings of Aa2 with a negative outlook and AA with a negative outlook from Moody's and Standard & Poor's, respectively. In recent years, the state has managed to close its budget shortfall primarily by raising Tennessee's sales tax rate from 6 percent to 7 percent. The tax increase resulted in a revenue surplus of $110 million for the 2004 fiscal year. Nevertheless, spending needs have continued to put a strain on the state budget, necessitating difficult financial choices. Tennessee's economic recovery remained relatively strong, with job gains especially apparent in the construction, transportation, exporting, and retail sectors. Also, the tourism, hospitality and leisure industries are showing signs of a rebound. The state's significant tobacco production industry, however, faces increasing competitive pressure from Africa and Europe, which has been exporting tobacco to the United States at lower costs. In May 2004, Tennessee's unemployment rate stood at 4.8 percent, below the national average.

The total return of the Nuveen Tennessee Municipal Bond Fund outperformed that of its Lipper peer group and underperformed the national Lehman Brothers Municipal Bond Index for the one year period ended May 31, 2004. Helping the Fund's total return was its allocation to BBB-rated bonds, especially in the industrial development and healthcare sectors.

By contrast, the Fund's worst-performing bonds tended to be those with long durations, as their sensitivity to rising interest rates proved to be a liability during the recent market environment. For example, the Fund's performance was hampered by a position in insured zero-coupon bonds issued for Volunteer Healthcare System and maturing in 2021.

One management strategy we followed during the past 12 months was to seek to reduce the duration by selling some long bond holdings, and in effect make the Fund less sensitive to further increases in rates. With these and other proceeds requiring reinvestment, we often looked to purchase defensive bonds in the 15- to 20-year portion of the yield curve, which we thought offered a favorable risk-reward tradeoff for our shareholders.


                             Annual Report  Page 6

                                    [CHART]
                           Nuveen Georgia Municipal Bond Fund
                         Growth of an Assumed $10,000 Investment

                Nuv/Flg GA          Nuv/Flg GA         Lehman Brothers
                Municipal Bond      Municipal Bond        Municipal
                Fund (NAV)          Fund (Offer Price)    Bond Index
                ----------          ------------------ ---------------
05/31/1994       10,000               9,580                10,000
06/30/1994        9,939               9,522                 9,938
07/31/1994       10,145               9,719                10,121
08/31/1994       10,154               9,727                10,156
09/30/1994        9,963               9,545                10,007
10/31/1994        9,773               9,362                 9,829
11/30/1994        9,570               9,168                 9,651
12/31/1994        9,812               9,399                 9,864
01/31/1995       10,134               9,709                10,145
02/28/1995       10,413               9,976                10,440
03/31/1995       10,494              10,054                10,560
04/30/1995       10,471              10,031                10,573
05/31/1995       10,831              10,376                10,910
06/30/1995       10,716              10,265                10,815
07/31/1995       10,767              10,315                10,917
08/31/1995       10,870              10,414                11,056
09/30/1995       10,941              10,481                11,126
10/31/1995       11,129              10,662                11,288
11/30/1995       11,338              10,862                11,475
12/31/1995       11,476              10,994                11,585
01/31/1996       11,517              11,033                11,673
02/29/1996       11,426              10,946                11,594
03/31/1996       11,209              10,738                11,446
04/30/1996       11,140              10,673                11,413
05/31/1996       11,160              10,692                11,409
06/30/1996       11,288              10,814                11,533
07/31/1996       11,395              10,916                11,638
08/31/1996       11,426              10,946                11,635
09/30/1996       11,610              11,122                11,797
10/31/1996       11,763              11,269                11,931
11/30/1996       11,961              11,458                12,149
12/31/1996       11,913              11,412                12,098
01/31/1997       11,922              11,421                12,121
02/28/1997       12,044              11,538                12,232
03/31/1997       11,904              11,404                12,069
04/30/1997       12,015              11,510                12,170
05/31/1997       12,207              11,694                12,353
06/30/1997       12,446              11,924                12,485
07/31/1997       12,861              12,321                12,831
08/31/1997       12,741              12,206                12,710
09/30/1997       12,936              12,393                12,861
10/31/1997       13,050              12,502                12,944
11/30/1997       13,130              12,578                13,020
12/31/1997       13,328              12,768                13,210
01/31/1998       13,444              12,879                13,346
02/28/1998       13,405              12,842                13,350
03/31/1998       13,437              12,873                13,362
04/30/1998       13,336              12,776                13,302
05/31/1998       13,598              13,026                13,512
06/30/1998       13,580              13,010                13,566
07/31/1998       13,623              13,051                13,600
08/31/1998       13,839              13,257                13,810
09/30/1998       14,006              13,418                13,982
10/31/1998       13,975              13,388                13,982
11/30/1998       14,031              13,442                14,031
12/31/1998       14,049              13,459                14,066
01/31/1999       14,193              13,597                14,233
02/28/1999       14,112              13,519                14,171
03/31/1999       14,117              13,524                14,191
04/30/1999       14,160              13,565                14,226
05/31/1999       14,051              13,461                14,144
06/30/1999       13,826              13,245                13,940
07/31/1999       13,818              13,237                13,991
08/31/1999       13,603              13,032                13,879
09/30/1999       13,506              12,938                13,885
10/31/1999       13,342              12,782                13,734
11/30/1999       13,452              12,887                13,880
12/31/1999       13,298              12,740                13,777
01/31/2000       13,198              12,644                13,717
02/29/2000       13,388              12,826                13,876
03/31/2000       13,674              13,099                14,179
04/30/2000       13,586              13,016                14,095
05/31/2000       13,484              12,918                14,022
06/30/2000       13,840              13,259                14,394
07/31/2000       14,062              13,471                14,594
08/31/2000       14,284              13,684                14,819
09/30/2000       14,207              13,610                14,742
10/31/2000       14,348              13,746                14,903
11/30/2000       14,449              13,842                15,015
12/31/2000       14,855              14,231                15,386
01/31/2001       14,832              14,209                15,539
02/28/2001       14,962              14,333                15,588
03/31/2001       15,107              14,472                15,728
04/30/2001       14,915              14,288                15,557
05/31/2001       15,089              14,455                15,725
06/30/2001       15,221              14,582                15,830
07/31/2001       15,468              14,818                16,065
08/31/2001       15,730              15,069                16,329
09/30/2001       15,692              15,033                16,275
10/31/2001       15,855              15,189                16,468
11/30/2001       15,730              15,069                16,330
12/31/2001       15,576              14,922                16,175
01/31/2002       15,770              15,108                16,456
02/28/2002       15,980              15,309                16,654
03/31/2002       15,647              14,990                16,328
04/30/2002       15,888              15,221                16,647
05/31/2002       15,951              15,281                16,748
06/30/2002       16,119              15,442                16,925
07/31/2002       16,346              15,659                17,143
08/31/2002       16,557              15,861                17,349
09/30/2002       16,934              16,223                17,729
10/31/2002       16,589              15,892                17,435
11/30/2002       16,514              15,821                17,363
12/31/2002       16,874              16,166                17,729
01/31/2003       16,769              16,064                17,684
02/28/2003       17,031              16,316                17,931
03/31/2003       17,048              16,332                17,942
04/30/2003       17,266              16,541                18,061
05/31/2003       17,670              16,928                18,484
06/30/2003       17,545              16,808                18,405
07/31/2003       16,936              16,224                17,761
08/31/2003       17,077              16,360                17,893
09/30/2003       17,502              16,767                18,419
10/31/2003       17,455              16,722                18,327
11/30/2003       17,677              16,935                18,518
12/31/2003       17,805              17,057                18,671
01/31/2004       17,869              17,118                18,778
02/29/2004       18,238              17,472                19,061
03/31/2004       18,157              17,395                18,994
04/30/2004       17,705              16,961                18,544
05/31/2004       17,640              16,899                18,477



================================================================================

                                             [CHART]
                               Nuveen Louisiana Municipal Bond Fund
                              Growth of an Assumed $10,000 Investment

                    Nuv/Flg LA              Nuv/Flg LA          Lehman Brothers
                    Municipal Bond          Municipal Bond        Municipal
                    Fund (NAV)              Fund (Offer Price)    Bond Index
                    ----------              ------------------  ---------------
05/31/1994             10,000                   9,580               10,000
06/30/1994              9,942                   9,524                9,938
07/31/1994             10,164                   9,737               10,121
08/31/1994             10,184                   9,756               10,156
09/30/1994              9,980                   9,561               10,007
10/31/1994              9,767                   9,357                9,829
11/30/1994              9,561                   9,159                9,651
12/31/1994              9,826                   9,414                9,864
01/31/1995             10,154                   9,727               10,145
02/28/1995             10,467                  10,028               10,440
03/31/1995             10,548                  10,105               10,560
04/30/1995             10,547                  10,104               10,573
05/31/1995             10,920                  10,462               10,910
06/30/1995             10,778                  10,326               10,815
07/31/1995             10,860                  10,404               10,917
08/31/1995             11,004                  10,542               11,056
09/30/1995             11,064                  10,599               11,126
10/31/1995             11,250                  10,778               11,288
11/30/1995             11,529                  11,045               11,475
12/31/1995             11,675                  11,185               11,585
01/31/1996             11,698                  11,206               11,673
02/29/1996             11,622                  11,134               11,594
03/31/1996             11,422                  10,942               11,446
04/30/1996             11,367                  10,890               11,413
05/31/1996             11,441                  10,960               11,409
06/30/1996             11,546                  11,061               11,533
07/31/1996             11,664                  11,174               11,638
08/31/1996             11,685                  11,194               11,635
09/30/1996             11,900                  11,400               11,797
10/31/1996             12,041                  11,536               11,931
11/30/1996             12,291                  11,774               12,149
12/31/1996             12,238                  11,724               12,098
01/31/1997             12,238                  11,724               12,121
02/28/1997             12,370                  11,850               12,232
03/31/1997             12,213                  11,700               12,069
04/30/1997             12,323                  11,805               12,170
05/31/1997             12,513                  11,987               12,353
06/30/1997             12,635                  12,105               12,485
07/31/1997             13,031                  12,483               12,831
08/31/1997             12,882                  12,341               12,710
09/30/1997             13,029                  12,482               12,861
10/31/1997             13,131                  12,579               12,944
11/30/1997             13,233                  12,677               13,020
12/31/1997             13,428                  12,864               13,210
01/31/1998             13,566                  12,996               13,346
02/28/1998             13,565                  12,995               13,350
03/31/1998             13,586                  13,016               13,362
04/30/1998             13,490                  12,923               13,302
05/31/1998             13,749                  13,171               13,512
06/30/1998             13,771                  13,192               13,566
07/31/1998             13,804                  13,224               13,600
08/31/1998             14,041                  13,452               13,810
09/30/1998             14,207                  13,610               13,982
10/31/1998             14,167                  13,572               13,982
11/30/1998             14,224                  13,626               14,031
12/31/\=98             14,245                  13,647               14,066
01/31/1999             14,365                  13,761               14,233
02/28/1999             14,287                  13,687               14,171
03/31/1999             14,309                  13,708               14,191
04/30/1999             14,353                  13,750               14,226
05/31/1999             14,261                  13,662               14,144
06/30/1999             14,017                  13,429               13,940
07/31/1999             14,024                  13,435               13,991
08/31/1999             13,779                  13,200               13,879
09/30/1999             13,685                  13,110               13,885
10/31/1999             13,387                  12,825               13,734
11/30/1999             13,510                  12,943               13,880
12/31/1999             13,355                  12,794               13,777
01/31/2000             13,220                  12,665               13,717
02/29/2000             13,447                  12,882               13,876
03/31/2000             13,794                  13,215               14,179
04/30/2000             13,684                  13,109               14,095
 5/31/2000             13,572                  13,002               14,022
06/30/2000             13,936                  13,351               14,394
07/31/2000             14,183                  13,587               14,594
08/31/2000             14,443                  13,837               14,819
09/30/2000             14,357                  13,754               14,742
10/31/2000             14,499                  13,890               14,903
11/30/2000             14,614                  14,000               15,015
12/31/\=00             15,082                  14,449               15,386
01/31/2001             15,158                  14,521               15,539
02/28/2001             15,246                  14,606               15,588
03/31/2001             15,390                  14,744               15,728
04/30/2001             15,177                  14,539               15,557
05/31/2001             15,364                  14,718               15,725
06/30/2001             15,496                  14,845               15,830
07/31/2001             15,754                  15,092               16,065
08/31/2001             16,027                  15,354               16,329
09/30/2001             15,935                  15,266               16,275
10/31/2001             16,126                  15,448               16,468
11/30/2001             15,977                  15,306               16,330
12/31/2001             15,785                  15,122               16,175
01/31/2002             16,049                  15,375               16,456
02/28/2002             16,257                  15,574               16,654
03/31/2002             15,904                  15,236               16,328
04/30/2002             16,143                  15,465               16,647
 5/31/2002             16,252                  15,569               16,748
06/30/2002             16,419                  15,730               16,925
07/31/2002             16,646                  15,947               17,143
08/31/2002             16,844                  16,137               17,349
09/30/2002             17,279                  16,554               17,729
10/31/2002             16,857                  16,149               17,435
11/30/2002             16,789                  16,083               17,363
12/31/\=02             17,197                  16,475               17,729
01/31/2003             17,037                  16,322               17,684
02/28/2003             17,373                  16,644               17,931
03/31/2003             17,349                  16,620               17,942
04/30/2003             17,505                  16,770               18,061
05/31/2003             17,949                  17,196               18,484
06/30/2003             17,800                  17,052               18,405
07/31/2003             17,022                  16,307               17,761
08/31/2003             17,133                  16,413               17,893
09/30/2003             17,645                  16,904               18,419
10/31/2003             17,601                  16,862               18,327
11/30/2003             17,838                  17,089               18,518
12/31/2003             17,966                  17,211               18,671
01/31/2004             18,079                  17,320               18,778
02/29/2004             18,397                  17,624               19,061
03/31/2004             18,273                  17,506               18,994
04/30/2004             17,802                  17,054               18,544
05/31/2004             17,725                  16,981               18,477


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

                                    [CHART]

                       Nuveen North Carolina Municipal Bond Fund
                       Growth of an Assumed $10,000 Investment

                Nuv/Flg NC          Nuv/Flg NC           Lehman Brothers
                Municipal Bond      Municipal Bond         Municipal
                Fund (NAV)          Fund (Offer Price)     Bond Index
                ----------          ------------------   ----------------
05/31/1994      10,000                 9,580                 10,000
06/30/1994       9,927                 9,510                  9,938
07/31/1994      10,105                 9,680                 10,121
08/31/1994      10,123                 9,698                 10,156
09/30/1994       9,968                 9,549                 10,007
10/31/1994       9,795                 9,383                  9,829
11/30/1994       9,608                 9,205                  9,651
12/31/1994       9,872                 9,457                  9,864
01/31/1995      10,126                 9,701                 10,145
02/28/1995      10,388                 9,951                 10,440
03/31/1995      10,448                10,009                 10,560
04/30/1995      10,454                10,015                 10,573
05/31/1995      10,745                10,294                 10,910
06/30/1995      10,636                10,190                 10,815
07/31/1995      10,708                10,258                 10,917
08/31/1995      10,822                10,368                 11,056
09/30/1995      10,872                10,415                 11,126
10/31/1995      11,061                10,597                 11,288
11/30/1995      11,282                10,808                 11,475
12/31/1995      11,397                10,919                 11,585
01/31/1996      11,436                10,956                 11,673
02/29/1996      11,341                10,865                 11,594
03/31/1996      11,162                10,693                 11,446
04/30/1996      11,111                10,644                 11,413
05/31/1996      11,138                10,671                 11,409
06/30/1996      11,242                10,770                 11,533
07/31/1996      11,336                10,860                 11,638
08/31/1996      11,319                10,844                 11,635
09/30/1996      11,493                11,010                 11,797
10/31/1996      11,589                11,102                 11,931
11/30/1996      11,775                11,280                 12,149
12/31/1996      11,735                11,242                 12,098
01/31/1997      11,752                11,259                 12,121
02/28/1997      11,850                11,352                 12,232
03/31/1997      11,705                11,214                 12,069
04/30/1997      11,814                11,318                 12,170
05/31/1997      12,005                11,501                 12,353
06/30/1997      12,116                11,607                 12,485
07/31/1997      12,438                11,916                 12,831
08/31/1997      12,314                11,797                 12,710
09/30/1997      12,449                11,926                 12,861
10/31/1997      12,538                12,011                 12,944
11/30/1997      12,590                12,061                 13,020
12/31/1997      12,778                12,241                 13,210
01/31/1998      12,880                12,339                 13,346
02/28/1998      12,874                12,333                 13,350
03/31/1998      12,903                12,361                 13,362
04/30/1998      12,836                12,297                 13,302
05/31/1998      13,049                12,501                 13,512
06/30/1998      13,091                12,541                 13,566
07/31/1998      13,120                12,569                 13,600
08/31/1998      13,297                12,738                 13,810
09/30/1998      13,450                12,885                 13,982
10/31/1998      13,404                12,841                 13,982
11/30/1998      13,483                12,917                 14,031
12/31/1998      13,476                12,910                 14,066
01/31/1999      13,606                13,034                 14,233
02/28/1999      13,543                12,974                 14,171
03/31/1999      13,558                12,989                 14,191
04/30/1999      13,599                13,028                 14,226
05/31/1999      13,497                12,930                 14,144
06/30/1999      13,290                12,732                 13,940
07/31/1999      13,292                12,733                 13,991
08/31/1999      13,043                12,495                 13,879
09/30/1999      12,952                12,408                 13,885
10/31/1999      12,741                12,206                 13,734
11/30/1999      12,860                12,320                 13,880
12/31/1999      12,701                12,168                 13,777
01/31/2000      12,608                12,078                 13,717
02/29/2000      12,866                12,326                 13,876
03/31/2000      13,206                12,651                 14,179
04/30/2000      13,100                12,550                 14,095
05/31/2000      12,980                12,435                 14,022
06/30/2000      13,339                12,779                 14,394
07/31/2000      13,561                12,992                 14,594
08/31/2000      13,798                13,219                 14,819
09/30/2000      13,704                13,129                 14,742
10/31/2000      13,860                13,278                 14,903
11/30/2000      13,988                13,401                 15,015
12/31/2000      14,371                13,767                 15,386
01/31/2001      14,444                13,837                 15,539
02/28/2001      14,530                13,920                 15,588
03/31/2001      14,659                14,044                 15,728
04/30/2001      14,433                13,826                 15,557
05/31/2001      14,591                13,979                 15,725
06/30/2001      14,722                14,104                 15,830
07/31/2001      14,983                14,354                 16,065
08/31/2001      15,217                14,578                 16,329
09/30/2001      15,116                14,481                 16,275
10/31/2001      15,264                14,623                 16,468
11/30/2001      15,133                14,498                 16,330
12/31/2001      15,002                14,372                 16,175
01/31/2002      15,196                14,558                 16,456
02/28/2002      15,405                14,758                 16,654
03/31/2002      15,094                14,460                 16,328
04/30/2002      15,335                14,690                 16,647
05/31/2002      15,440                14,791                 16,748
06/30/2002      15,576                14,921                 16,925
07/31/2002      15,803                15,139                 17,143
08/31/2002      16,029                15,356                 17,349
09/30/2002      16,409                15,720                 17,729
10/31/2002      16,071                15,396                 17,435
11/30/2002      16,022                15,349                 17,363
12/31/2002      16,376                15,688                 17,729
01/31/2003      16,295                15,611                 17,684
02/28/2003      16,618                15,921                 17,931
03/31/2003      16,615                15,917                 17,942
04/30/2003      16,753                16,049                 18,061
05/31/2003      17,111                16,392                 18,484
06/30/2003      16,997                16,284                 18,405
07/31/2003      16,378                15,690                 17,761
08/31/2003      16,533                15,839                 17,893
09/30/2003      16,960                16,248                 18,419
10/31/2003      16,909                16,199                 18,327
11/30/2003      17,131                16,411                 18,518
12/31/2003      17,256                16,531                 18,671
01/31/2004      17,318                16,590                 18,778
02/29/2004      17,590                16,851                 19,061
03/31/2004      17,538                16,801                 18,994
04/30/2004      17,127                16,407                 18,544
05/31/2004      17,058                16,341                 18,477


================================================================================

                                             [CHART]

                               Nuveen Tennessee Municipal Bond Fund
                             Growth of an Assumed $10,000 Investment

                    Nuv/Flg TN            Nuv/Flg TN          Lehman Brothers
                    Municipal Bond        Municipal Bond         Municipal
                    Fund (NAV)            Fund (Offer Price)    Bond Index
                    ----------            ------------------  ---------------
05/31/1994           10,000                 9,580                 10,000
06/30/1994            9,944                 9,526                  9,938
07/31/1994           10,122                 9,697                 10,121
08/31/1994           10,142                 9,716                 10,156
09/30/1994           10,000                 9,580                 10,007
10/31/1994            9,812                 9,400                  9,829
11/30/1994            9,631                 9,226                  9,651
12/31/1994            9,879                 9,464                  9,864
01/31/1995           10,149                 9,723                 10,145
02/28/1995           10,424                 9,986                 10,440
03/31/1995           10,502                10,061                 10,560
04/30/1995           10,501                10,060                 10,573
05/31/1995           10,805                10,351                 10,910
06/30/1995           10,715                10,265                 10,815
07/31/1995           10,785                10,332                 10,917
08/31/1995           10,884                10,427                 11,056
09/30/1995           10,933                10,474                 11,126
10/31/1995           11,093                10,627                 11,288
11/30/1995           11,293                10,819                 11,475
12/31/1995           11,434                10,954                 11,585
01/31/1996           11,474                10,992                 11,673
02/29/1996           11,400                10,921                 11,594
03/31/1996           11,236                10,764                 11,446
04/30/1996           11,193                10,723                 11,413
05/31/1996           11,213                10,742                 11,409
06/30/1996           11,325                10,849                 11,533
07/31/1996           11,428                10,948                 11,638
08/31/1996           11,417                10,937                 11,635
09/30/1996           11,582                11,096                 11,797
10/31/1996           11,688                11,197                 11,931
11/30/1996           11,876                11,377                 12,149
12/31/1996           11,833                11,336                 12,098
01/31/1997           11,844                11,346                 12,121
02/28/1997           11,950                11,448                 12,232
03/31/1997           11,820                11,324                 12,069
04/30/1997           11,916                11,415                 12,170
05/31/1997           12,078                11,571                 12,353
06/30/1997           12,208                11,696                 12,485
07/31/1997           12,548                12,021                 12,831
08/31/1997           12,426                11,904                 12,710
09/30/1997           12,569                12,041                 12,861
10/31/1997           12,668                12,136                 12,944
11/30/1997           12,745                12,210                 13,020
12/31/1997           12,912                12,370                 13,210
01/31/1998           13,011                12,464                 13,346
02/28/1998           13,008                12,462                 13,350
03/31/1998           13,039                12,492                 13,362
04/30/1998           12,944                12,400                 13,302
05/31/1998           13,169                12,616                 13,512
06/30/1998           13,189                12,635                 13,566
07/31/1998           13,221                12,665                 13,600
08/31/1998           13,414                12,850                 13,810
09/30/1998           13,596                13,025                 13,982
10/31/1998           13,557                12,987                 13,982
11/30/1998           13,634                13,061                 14,031
12/31/1998           13,630                13,057                 14,066
01/31/1999           13,768                13,189                 14,233
02/28/1999           13,692                13,117                 14,171
03/31/1999           13,688                13,113                 14,191
04/30/1999           13,730                13,153                 14,226
05/31/1999           13,629                13,056                 14,144
06/30/1999           13,382                12,820                 13,940
07/31/1999           13,389                12,826                 13,991
08/31/1999           13,189                12,635                 13,879
09/30/1999           13,135                12,583                 13,885
10/31/1999           12,958                12,413                 13,734
11/30/1999           13,076                12,526                 13,880
12/31/1999           12,946                12,402                 13,777
01/31/2000           12,804                12,266                 13,717
02/29/2000           13,024                12,477                 13,876
03/31/2000           13,319                12,760                 14,179
04/30/2000           13,251                12,695                 14,095
05/31/2000           13,132                12,581                 14,022
06/30/2000           13,432                12,868                 14,394
07/31/2000           13,618                13,046                 14,594
08/31/2000           13,805                13,225                 14,819
09/30/2000           13,760                13,182                 14,742
10/31/2000           13,897                13,313                 14,903
11/30/2000           13,981                13,394                 15,015
12/31/2000           14,314                13,713                 15,386
01/31/2001           14,426                13,820                 15,539
02/28/2001           14,538                13,928                 15,588
03/31/2001           14,638                14,023                 15,728
04/30/2001           14,460                13,852                 15,557
05/31/2001           14,601                13,987                 15,725
06/30/2001           14,716                14,098                 15,830
07/31/2001           14,965                14,337                 16,065
08/31/2001           15,216                14,577                 16,329
09/30/2001           15,170                14,533                 16,275
10/31/2001           15,300                14,657                 16,468
11/30/2001           15,199                14,561                 16,330
12/31/2001           15,057                14,424                 16,175
01/31/2002           15,257                14,617                 16,456
02/28/2002           15,459                14,810                 16,654
03/31/2002           15,149                14,512                 16,328
04/30/2002           15,407                14,760                 16,647
05/31/2002           15,528                14,875                 16,748
06/30/2002           15,677                15,018                 16,925
07/31/2002           15,953                15,283                 17,143
08/31/2002           16,159                15,481                 17,349
09/30/2002           16,495                15,802                 17,729
10/31/2002           16,161                15,482                 17,435
11/30/2002           16,125                15,447                 17,363
12/31/2002           16,443                15,752                 17,729
01/31/2003           16,391                15,703                 17,684
02/28/2003           16,673                15,973                 17,931
03/31/2003           16,695                15,993                 17,942
04/30/2003           16,862                16,154                 18,061
05/31/2003           17,250                16,526                 18,484
06/30/2003           17,095                16,377                 18,405
07/31/2003           16,451                15,760                 17,761
08/31/2003           16,606                15,908                 17,893
09/30/2003           17,075                16,357                 18,419
10/31/2003           17,007                16,292                 18,327
11/30/2003           17,235                16,512                 18,518
12/31/2003           17,381                16,651                 18,671
01/31/2004           17,459                16,726                 18,778
02/29/2004           17,812                17,064                 19,061
03/31/2004           17,708                16,964                 18,994
04/30/2004           17,237                16,513                 18,544
05/31/2004           17,194                16,471                 18,477


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04                Nuveen Georgia Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.84   $10.86   $10.81   $10.81
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0400  $0.0330  $0.0350  $0.0415
         --------------------------------------------------------------
         Inception Date              3/27/86  2/18/97  1/04/94  2/14/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.17% -4.39%
                  -------------------------------------------
                  5-Year                         4.65%  3.76%
                  -------------------------------------------
                  10-Year                        5.84%  5.38%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.92% -4.75%
                  -------------------------------------------
                  5-Year                         3.88%  3.71%
                  -------------------------------------------
                  10-Year                        5.28%  5.28%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.71%
                  -------------------------------------------
                  5-Year                         4.06%
                  -------------------------------------------
                  10-Year                        5.26%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.01%
                  -------------------------------------------
                  5-Year                         4.84%
                  -------------------------------------------
                  10-Year                        5.96%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.42%  4.24%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.01%  3.84%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.94%  5.69%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.64%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.44%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.10%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.88%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.64%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.39%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.60%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.39%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.50%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.00%       -3.22%
                            ------------------------------------------
                            5-Year            5.09%        4.19%
                            ------------------------------------------
                            10-Year           5.95%        5.50%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.24%       -3.63%
                            ------------------------------------------
                            5-Year            4.31%        4.14%
                            ------------------------------------------
                            10-Year           5.39%        5.39%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.46%
                            ------------------------------------------
                            5-Year            4.49%
                            ------------------------------------------
                            10-Year           5.37%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.17%
                            ------------------------------------------
                            5-Year            5.28%
                            ------------------------------------------
                            10-Year           6.08%
                            ------------------------------------------

Bond Credit Quality/4/


                                    [CHART]

AAA/U.S. Guaranteed   65%
AA                    14%
A                      9%
BBB                    8%
NR                     2%
BB or Lower            2%

                  Top Five Sectors/4/
                  Healthcare                              21%
                  -------------------------------------------
                  Water and Sewer                         17%
                  -------------------------------------------
                  Tax Obligation/Limited                  13%
                  -------------------------------------------
                  Utilities                               12%
                  -------------------------------------------
                  Housing/Multifamily                      9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $156,919
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.66
                  -------------------------------------------
                  Average Duration                       6.41
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04              Nuveen Louisiana Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.11   $11.10   $11.08   $11.16
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0420  $0.0350  $0.0370  $0.0440
         --------------------------------------------------------------
         Inception Date              9/12/89  2/06/97  2/02/94  2/25/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -1.25% -5.43%
                  -------------------------------------------
                  5-Year                         4.45%  3.55%
                  -------------------------------------------
                  10-Year                        5.89%  5.44%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -2.06% -5.84%
                  -------------------------------------------
                  5-Year                         3.66%  3.49%
                  -------------------------------------------
                  10-Year                        5.32%  5.32%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.86%
                  -------------------------------------------
                  5-Year                         3.85%
                  -------------------------------------------
                  10-Year                        5.30%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.12%
                  -------------------------------------------
                  5-Year                         4.72%
                  -------------------------------------------
                  10-Year                        6.09%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.53%  4.34%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.04%  3.87%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.85%  5.61%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.78%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.47%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.03%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.00%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.67%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.32%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.73%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.42%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.41%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year           -0.04%       -4.24%
                            ------------------------------------------
                            5-Year            4.89%        3.99%
                            ------------------------------------------
                            10-Year           5.99%        5.55%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.69%       -4.52%
                            ------------------------------------------
                            5-Year            4.12%        3.95%
                            ------------------------------------------
                            10-Year           5.42%        5.42%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.57%
                            ------------------------------------------
                            5-Year            4.31%
                            ------------------------------------------
                            10-Year           5.41%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.26%
                            ------------------------------------------
                            5-Year            5.20%
                            ------------------------------------------
                            10-Year           6.21%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   73%
AA                     3%
A                      4%
BBB                   20%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  22%
                  -------------------------------------------
                  Healthcare                              17%
                  -------------------------------------------
                  Education and Civic Organizations       12%
                  -------------------------------------------
                  Tax Obligation/General                  10%
                  -------------------------------------------
                  Housing/Single Family                    9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $114,671
                  -------------------------------------------
                  Average Effective Maturity (Years)    19.09
                  -------------------------------------------
                  Average Duration                       7.08
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 10

--------------------------------------------------------------------------------
 Fund Spotlight as of 5/31/04        Nuveen North Carolina Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.37   $10.38   $10.36   $10.38
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0315  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              3/27/86  2/25/97 10/04/93  2/05/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.
Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.31% -4.53%
                  -------------------------------------------
                  5-Year                         4.80%  3.89%
                  -------------------------------------------
                  10-Year                        5.49%  5.04%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.13% -4.95%
                  -------------------------------------------
                  5-Year                         4.01%  3.84%
                  -------------------------------------------
                  10-Year                        4.93%  4.93%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.88%
                  -------------------------------------------
                  5-Year                         4.23%
                  -------------------------------------------
                  10-Year                        4.91%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.14%
                  -------------------------------------------
                  5-Year                         5.00%
                  -------------------------------------------
                  10-Year                        5.63%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.39%  4.21%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.78%  3.62%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.73%  5.48%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.64%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.20%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.85%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.82%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.40%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.15%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.56%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.15%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.29%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.82%       -3.40%
                            ------------------------------------------
                            5-Year            5.22%        4.31%
                            ------------------------------------------
                            10-Year           5.61%        5.16%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.08%       -3.79%
                            ------------------------------------------
                            5-Year            4.43%        4.26%
                            ------------------------------------------
                            10-Year           5.06%        5.06%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.25%
                            ------------------------------------------
                            5-Year            4.62%
                            ------------------------------------------
                            10-Year           5.04%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.99%
                            ------------------------------------------
                            5-Year            5.42%
                            ------------------------------------------
                            10-Year           5.76%
                            ------------------------------------------
Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed   38%
AA                    42%
A                      7%
BBB                   12%
NR                     1%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  21%
                  --------------------------------------------
                  Healthcare                              13%
                  --------------------------------------------
                  Housing/Single Family                   13%
                  --------------------------------------------
                  Utilities                               11%
                  --------------------------------------------
                  Education and Civic Organizations       11%
                  --------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $217,191
                  --------------------------------------------
                  Average Effective Maturity (Years)    17.61
                  --------------------------------------------
                  Average Duration                       6.00
                  --------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 11

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04              Nuveen Tennessee Municipal Bond Fund

================================================================================

Quick Facts
                                                        A Shares B Shares C Shares R Shares
-------------------------------------------------------------------------------------------
NAV                                                       $11.15   $11.16   $11.15   $11.15
-------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                               $0.0420  $0.0350  $0.0370  $0.0440
-------------------------------------------------------------------------------------------
Latest Capital Gain and Ordinary Income Distribution/2/  $0.0042  $0.0042  $0.0042  $0.0042
-------------------------------------------------------------------------------------------
Inception Date                                          11/02/87  2/25/97 10/04/93  2/06/97
-------------------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.
Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.33% -4.49%
                  -------------------------------------------
                  5-Year                         4.76%  3.85%
                  -------------------------------------------
                  10-Year                        5.56%  5.11%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.06% -4.87%
                  -------------------------------------------
                  5-Year                         3.99%  3.82%
                  -------------------------------------------
                  10-Year                        5.00%  5.00%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.86%
                  -------------------------------------------
                  5-Year                         4.18%
                  -------------------------------------------
                  10-Year                        4.98%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.12%
                  -------------------------------------------
                  5-Year                         4.98%
                  -------------------------------------------
                  10-Year                        5.70%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.52%  4.32%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.04%  3.87%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.98%  5.73%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.76%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.47%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.14%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.98%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.66%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.42%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.73%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.42%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.55%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.96%       -3.31%
                            ------------------------------------------
                            5-Year            5.22%        4.33%
                            ------------------------------------------
                            10-Year           5.66%        5.21%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.30%       -3.56%
                            ------------------------------------------
                            5-Year            4.47%        4.30%
                            ------------------------------------------
                            10-Year           5.10%        5.10%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.51%
                            ------------------------------------------
                            5-Year            4.67%
                            ------------------------------------------
                            10-Year           5.10%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.26%
                            ------------------------------------------
                            5-Year            5.46%
                            ------------------------------------------
                            10-Year           5.81%
                            ------------------------------------------

Bond Credit Quality/5/

                                    [CHART]

AAA/U.S. Guaranteed   53%
AA                    31%
A                      4%
BBB                   11%
NR                     1%

                  Top Five Sectors/5/
                  Healthcare                              19%
                  -------------------------------------------
                  Tax Obligation/General                  15%
                  -------------------------------------------
                  U.S. Guaranteed                         13%
                  -------------------------------------------
                  Utilities                               10%
                  -------------------------------------------
                  Tax Obligation/Limited                   9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $335,720
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.32
                  -------------------------------------------
                  Average Duration                       6.39
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 12

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

    $  2,000 Cartersville Development Authority, Georgia, Sewerage         5/07 at 101.00        A+ $2,064,100
              Facilities Revenue Refunding Bonds, Anheuser- Busch
              Project, Series 1997, 6.125%, 5/01/27 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.1%
              Bulloch County Development Authority, Georgia, Student
              Housing and Athletic Facility Lease Revenue Bonds, Georgia
              Southern University, Series 2004:
       1,625  5.250%, 8/01/22 - XLCA Insured                               8/14 at 100.00       Aaa  1,677,260
       1,700  5.250%, 8/01/23 - XLCA Insured                               8/14 at 100.00       Aaa  1,746,427

       5,000 Fulton County Development Authority, Georgia, Revenue         9/11 at 102.00       AAA  5,072,100
              Bonds, Georgia State University - TUFF/ Atlanta Housing
              LLC Project, Series 2001A, 5.250%, 9/01/32 - AMBAC Insured

       4,000 Fulton County Development Authority, Georgia, Revenue         4/12 at 100.00       AAA  4,011,000
              Bonds, Georgia Tech Athletic Association, Series 2001,
              5.125%, 10/01/32 - AMBAC Insured

         270 Private Colleges and Universities Authority, Georgia,         6/04 at 102.00       AAA    276,394
              Revenue Bonds, Spelman College, Series 1994, 6.200%,
              6/01/14 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 20.8%

       3,150 Baldwin County Hospital Authority, Georgia, Revenue Bonds,   12/08 at 102.00       BBB  2,664,900
              Oconee Regional Medical Center, Series 1998, 5.375%,
              12/01/28

       4,200 Chatham County Hospital Authority, Savannah, Georgia,         7/11 at 101.00        A-  4,438,098
              Hospital Revenue Improvement Bonds, Memorial Health
              University Medical Center, Inc., Series 2001A, 6.125%,
              1/01/24

       6,000 Clarke County Hospital Authority, Georgia, Hospital Revenue   1/09 at 101.00       AAA  6,021,240
              Certificates, Athens Regional Medical Center Project,
              Series 1999, 5.250%, 1/01/29 - MBIA Insured

       1,000 Coffee County Hospital Authority, Georgia, Revenue           12/06 at 102.00       N/R  1,035,010
              Anticipation Certificates, Coffee Regional Medical Center,
              Inc. Project, Series 1997A, 6.750%, 12/01/16

       1,000 Gainesville, Hall County Hospital Authority, Georgia,        10/05 at 102.00       AAA  1,064,610
              Revenue Anticipation Certificates, Northeast Georgia
              Health Services, Inc. Project, Series 1995, 6.000%,
              10/01/20 - MBIA Insured

       3,000 Gainesville, Hall County Hospital Authority, Georgia,         5/11 at 100.00        A-  3,018,000
              Revenue Anticipation Certificates, Northeast Georgia
              Health Services, Inc. Project, Series 2001, 5.500%, 5/15/31

       7,150 Gwinnett County Hospital Authority, Georgia, Revenue          2/12 at 102.00       AAA  7,257,894
              Anticipation Certificates, Gwinnett Hospital System, Inc.
              Project, Series 1997B, 5.300%, 9/01/27 - MBIA Insured

       1,625 Henry County Hospital Authority, Georgia, Revenue             7/14 at 101.00       Aaa  1,655,225
              Certificates, Henry Medical Center, Series 2004, 5.000%,
              7/01/21 - MBIA Insured

       2,250 Royston Hospital Authority, Georgia, Revenue Anticipation     7/09 at 102.00       N/R  2,192,175
              Certificates, Ty Cobb Healthcare System, Inc. Project,
              Series 1999, 6.500%, 7/01/27

       3,250 Savannah Hospital Authority, Georgia, Revenue Bonds, St.      1/14 at 100.00        AA  3,263,195
              Joseph's/Candler Health System, Series 2003, 5.250%,
              7/01/23 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 8.3%

       1,840 Augusta Housing Authority, Georgia, FHA-Insured Mortgage      5/05 at 102.00       Aa2  1,888,742
              Revenue Refunding Bonds, River Glen Apartments Section 8
              Assisted Project, Series 1995A, 6.500%, 5/01/27

       1,480 Clayton County Housing Authority, Georgia, GNMA Multifamily  10/11 at 103.00       Aaa  1,519,412
              Housing Revenue Bonds, Vineyard Pointe Project, Series
              2001A, 5.500%, 10/20/32

       1,000 DeKalb County Housing Authority, Georgia, Multifamily         1/05 at 102.00       AAA  1,025,760
              Housing Revenue Bonds, Lakes at Indian Creek Apartments
              Project, Series 1994, 7.150%, 1/01/25 (Alternative Minimum
              Tax) - FSA Insured

       2,245 DeKalb County Housing Authority, Georgia, Multifamily        12/11 at 100.00       AAA  2,277,440
              Housing Revenue Bonds, Green of Stoncrest Apartments,
              Series 2001A-1, 5.550%, 12/01/34 (Alternative Minimum Tax)
              - AMBAC Insured

       4,715 Lawrenceville Housing Authority, Georgia, FNMA Multifamily      No Opt. Call       AAA  5,018,127
              Housing Revenue Bonds, Knollwood Park Apartments, Series
              1997, 6.250%, 12/01/29 (Alternative Minimum Tax)
              (Mandatory put 6/01/15)

       1,295 Macon Housing Authority, Georgia, FNMA/FHA-Insured           10/04 at 102.00       Aaa  1,325,186
              Multifamily Mortgage Revenue Refunding Bonds, Vistas
              Apartments, Series 1994A, 6.450%, 4/01/26

----
13

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.8%

             Fulton County Housing Authority, Georgia, GNMA
             Mortgage-Backed Securities Program, Single Family Mortgage
             Revenue Bonds, Series 1995A:
    $     40  6.550%, 3/01/18 (Alternative Minimum Tax)                    3/05 at 102.00       AAA $   40,275
          15  6.600%, 3/01/28 (Alternative Minimum Tax)                    3/05 at 102.00       AAA     15,270

             Fulton County Housing Authority, Georgia, GNMA
             Mortgage-Backed Securities Program, Single Family Mortgage
             Revenue Refunding Bonds, Series 1996A:
         185  6.125%, 9/01/18 (Alternative Minimum Tax)                    9/06 at 102.00       AAA    192,015
         280  6.200%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102.00       AAA    288,585

       3,955 Georgia Housing and Finance Authority, Single Family         12/10 at 100.00       AAA  4,013,732
              Mortgage Resolution 1 Bonds, Series 2001A-2, 5.700%,
              12/01/31 (Alternative Minimum Tax)

       1,325 Georgia Housing and Finance Authority, Single Family         12/11 at 100.00       AAA  1,350,241
              Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22
              (Alternative Minimum Tax)

          55 Georgia Residential Finance Authority, FHA-Insured or         6/04 at 100.00       AA+     55,111
              VA-Guaranteed Single Family Mortgage Loans, Series 1988B,
              8.000%, 12/01/16
--------------------------------------------------------------------------------------------------------------
             Materials - 4.5%

       1,000 Brunswick and Glynn County Development Authority, Georgia,    3/08 at 102.00       Ba3    907,330
              Revenue Refunding Bonds, Georgia-Pacific Corporation
              Project, Series 1998, 5.550%, 3/01/26 (Alternative Minimum
              Tax)

       2,000 Effingham County Industrial Development Authority, Georgia,   6/11 at 101.00       BB+  2,007,520
              Pollution Control Revenue Refunding Bonds, Georgia-Pacific
              Corporation Project, Series 2001, 6.500%, 6/01/31

       2,000 Richmond County Development Authority, Georgia,               2/12 at 101.00       BBB  2,009,060
              Environmental Improvement Revenue Refunding Bonds,
              International Paper Company, Series 2002A, 6.000%, 2/01/25
              (Alternative Minimum Tax)

       1,000 Savannah Economic Development Authority, Georgia, Pollution     No Opt. Call      Baa2  1,074,150
              Control Revenue Bonds, Union Camp Corporation, Series
              1995, 6.150%, 3/01/17

       1,000 Wayne County Development Authority, Georgia, Pollution       11/04 at 101.00       Baa  1,001,790
              Control Revenue Refunding Bonds, ITT Rayonier, Inc.,
              Series 1993, 6.100%, 11/01/07
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.4%

       3,630 Georgia, General Obligation Bonds, Series 2002D, 5.000%,      8/12 at 100.00       AAA  3,796,508
              8/01/18
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 13.1%

         570 Burke County Development Authority, Georgia, Industrial       8/04 at 100.00        A3    572,491
              Development Revenue Bonds, Georgia Safe Corporation
              Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum
              Tax)

       1,750 Butts County, Georgia, Certificates of Participation,        12/04 at 102.00       AAA  1,829,240
              Public Purpose Project, Series 1994, 6.750%,12/01/14 -
              MBIA Insured

       1,605 Macon-Bibb County Urban Development Authority, Georgia,       8/12 at 101.00        AA  1,668,959
              Revenue Bonds, City of Macon Projects, Series 2002A,
              5.000%, 8/01/17

       2,765 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call        AA  3,240,746
              Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%,
              7/01/18

         500 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call       AAA    585,605
              Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%,
              7/01/20 - AMBAC Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,169,540
              Revenue Bonds, Series 1996Z, 6.000%, 7/01/18 - FSA Insured

       6,000 Rockdale County Water and Sewerage Authority, Georgia,        1/10 at 101.00       AAA  6,129,780
              Revenue Bonds, Series 1999A, 5.375%, 7/01/29 - MBIA Insured

       4,000 Upper Oconee Basin Water Authority, Georgia, Revenue Bonds,   7/08 at 102.00       AAA  4,053,440
              Series 1997, 5.250%, 7/01/27 - FGIC Insured

       1,250 Ware County Hospital Authority, Georgia, Revenue              9/04 at 100.00       AAA  1,263,988
              Anticipation Certificates, Satilla Park Hospital, Series
              1992A, 6.625%, 3/01/15 - MBIA Insured


----
14

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Transportation - 0.7%

    $  1,000 Atlanta, Georgia, Airport Facilities Revenue Refunding        1/07 at 101.00       AAA $1,059,750
              Bonds, Series 1996, 5.250%, 1/01/10 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.0%

         790 Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/09 at 101.00       AAA    863,399
              Series 1999A, 5.000%, 11/01/38 (Pre-refunded to 5/01/09) -
              FGIC Insured

         505 Cherokee County Water and Sewerage Authority, Georgia,          No Opt. Call       AAA    608,323
              Revenue Bonds, Series 1985, 9.750%, 8/01/09 - MBIA Insured

       1,000 Conyers, Georgia, Water and Sewerage Revenue Bonds, Series    7/04 at 102.00       AAA  1,025,410
              1994A, 6.600%, 7/01/15 - AMBAC Insured

       1,000 Downtown Smyrna Development Authority, Georgia, General       2/05 at 102.00       AAA  1,054,590
              Obligation Bonds, Series 1994, 6.600%, 2/01/17
              (Pre-refunded to 2/01/05) - MBIA Insured

       4,000 Fulton County Housing Authority, Georgia, Multifamily         7/08 at 100.00       AAA  4,490,640
              Housing Revenue Bonds, Concorde Place Apartments Project,
              Series 1996A, 6.375%, 1/01/27 (Alternative Minimum
              Tax) (Pre-refunded to 7/01/08)

       1,650 Metropolitan Atlanta Rapid Transit Authority, Georgia,        7/04 at 102.00       AAA  1,691,448
              Sales Tax Revenue Bonds, Second Indenture Series 1994A,
              6.900%, 7/01/20 (Pre-refunded to 7/01/04) - MBIA Insured

       1,000 Private Colleges and University Facilities Authority,           No Opt. Call       AAA  1,191,420
              Georgia, Revenue Bonds, Mercer University, Series 1991,
              6.500%, 11/01/15 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Utilities - 11.6%

         465 Camden County Solid Waste Management Authority, Georgia,      3/12 at 100.00       Aaa    475,314
              Revenue Bonds, Series 2002, 5.000%, 3/01/21 - MBIA Insured

       3,750 Coweta County Development Authority, Georgia, Revenue         1/13 at 100.00       Aaa  3,876,825
              Bonds, Newnan Water, Sewer and Light Commission Project,
              Series 2002, 5.250%, 1/01/22 - FGIC Insured

       4,410 Fairburn, Georgia, Combined Utility Revenue Bonds, Series    10/10 at 101.00       BBB  4,546,534
              2000, 5.750%, 10/01/20

       1,500 Georgia Municipal Electric Authority, Power Revenue Bonds,    1/15 at 100.00        A+  1,748,835
              Series 1992B, 6.375%, 1/01/16

       1,000 Georgia Municipal Electric Authority, Power Revenue Bonds,    1/10 at 100.00       AAA  1,097,060
              Series 1993Z, 5.500%, 1/01/12 - FSA Insured

             Monroe County Development Authority, Georgia, Pollution
             Control Revenue Bonds, Oglethorpe Power Corporation -
             Scherer Plant, Series 1992A:
         500  6.750%, 1/01/10                                                No Opt. Call         A    574,605
       1,000  6.800%, 1/01/12                                                No Opt. Call         A  1,172,790

       3,000 Municipal Electric Authority of Georgia, Project One          1/13 at 100.00       AAA  3,032,220
              Subordinated Lien Revenue Bonds, Series 2003A, 5.000%,
              1/01/22 - MBIA Insured

       1,675 Summerville, Georgia, Combined Public Utility Revenue         1/12 at 101.00      Baa3  1,725,803
              Refunding and Improvement Bonds, Series 2002, 5.750%,
              1/01/22
--------------------------------------------------------------------------------------------------------------
             Water and Sewer - 16.3%

       7,000 Atlanta, Georgia, Water and Wastewater Revenue Bonds,           No Opt. Call       AAA  7,680,400
              Series 1999A, 5.500%, 11/01/22 - FGIC Insured

       2,185 Augusta, Georgia, Water and Sewerage Revenue Bonds, Series   10/12 at 100.00       AAA  2,330,696
              2002, 5.375%, 10/01/19 - FSA Insured

             Brunswick, Georgia, Water and Sewerage Revenue Refunding
             and Improvement Bonds, Series 1992:
         500  6.000%, 10/01/11 - MBIA Insured                                No Opt. Call       AAA    574,770
         400  6.100%, 10/01/19 - MBIA Insured                                No Opt. Call       AAA    466,500

       1,500 Coweta County Water and Sewer Authority, Georgia, Revenue     6/11 at 102.00       Aaa  1,528,560
              Bonds, Series 2001, 5.250%, 6/01/26 - AMBAC Insured

       2,750 DeKalb County, Georgia, Water and Sewerage Bonds, Series     10/10 at 101.00        AA  2,807,943
              2000, 5.375%, 10/01/35

       2,500 DeKalb County, Georgia, Water and Sewerage Revenue Bonds,    10/13 at 100.00        AA  2,526,800
              Series 2003A, 5.000%, 10/01/23

       1,175 Fayette County, Georgia, Water Revenue Bonds, Series 2002,   10/12 at 100.00       AAA  1,201,062
              5.000%, 10/01/20 - FSA Insured

----
15

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  5,000 Macon Water Authority, Georgia, Water and Sewer Revenue      10/11 at 101.00       AA- $  5,320,850
              Bonds, Series 2001B, 5.375%, 10/01/18

       1,000 Midgeville, Georgia, Water and Sewerage Revenue Refunding       No Opt. Call       AAA    1,153,587
              Bonds, Series 1996, 6.000%, 12/01/16 - FSA Insured
----------------------------------------------------------------------------------------------------------------
    $147,975 Total Long-Term Investments (cost $148,791,787) - 97.9%                                 153,603,805
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.1%                                                      3,315,497
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $156,919,302
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.0%

             Tobacco Settlement Financing Corporation, Louisiana,
             Tobacco Settlement Asset-Backed Bonds, Series 2001B:
    $  3,235  5.500%, 5/15/30                                              5/11 at 101.00       BBB $2,656,194
       1,000  5.875%, 5/15/39                                              5/11 at 101.00       BBB    781,300
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.9%

       1,500 Calcasieu Parish Public Trust Authority, Louisiana, Student   5/11 at 101.00       AAA  1,517,865
              Housing Lease Revenue Bonds, McNeese State University,
              Series 2001, 5.250%, 5/01/33 - MBIA Insured

       2,000 Lafayette Public Trust Financing Authority, Louisiana,       10/12 at 102.00       AAA  2,029,740
              Revenue Bonds, Ragin' Cajun Facilities, Inc. Project,
              Series 2002, 5.000%, 10/01/22 - MBIA Insured

       2,525 Louisiana Local Government Environmental Facilities and      12/12 at 100.00       AAA  2,655,139
              Community Development Authority, Revenue Bonds, Baton
              Rouge Community College Facilities Corporation, Series
              2002, 5.375%, 12/01/21 - MBIA Insured

       4,155 Louisiana Local Government Environmental Facilities and       9/14 at 102.00         A  3,923,026
              Community Development Authority, Lease Revenue Bonds,
              Baton Rouge Student Housing LLC, Series 2003A, 5.250%,
              9/01/27 - ACA Insured

       1,500 Louisiana Public Facilities Authority, Revenue Bonds,         2/12 at 100.00       AAA  1,483,245
              Tulane University, Series 2002D, 5.000%, 2/15/26 - AMBAC
              Insured

       2,000 Louisiana Public Facilities Authority, Revenue Bonds,         7/12 at 100.00       AAA  2,012,020
              Tulane University, Series 2002A, 5.125%, 7/01/27 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------
             Energy - 1.5%

         500 Louisiana Offshore Terminal Authority, Deepwater Port        10/08 at 100.00         A    507,975
              Revenue Refunding Bonds, LOOP LLC Project, Series 1998,
              5.200%, 10/01/18

       1,200 St. Bernard Parish, Louisiana, Exempt Facility Revenue       11/06 at 102.00       AAA  1,241,244
              Bonds, Mobil Oil Corporation, Series 1996, 5.900%,
              11/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Healthcare - 17.2%

       1,000 Louisiana Public Facilities Authority, Hospital Revenue      10/07 at 101.00       AAA  1,028,420
              Refunding Bonds, Woman's Hospital Foundation, Series 1997,
              5.375%, 10/01/22 - FSA Insured

       1,800 Louisiana Public Facilities Authority, Hospital Revenue         No Opt. Call       AAA  1,958,580
              Bonds, Franciscan Missionaries of Our Lady Health System,
              Series 1998A, 5.750%, 7/01/25 - FSA Insured

       5,000 Louisiana Public Facilities Authority, Hospital Revenue       1/08 at 102.00      BBB+  4,671,000
              Refunding Bonds, Lincoln Health System, Series 1998,
              5.150%, 1/01/19

       2,300 Louisiana Public Facilities Authority, Hospital Revenue       8/09 at 101.00      BBB+  2,269,272
              Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29

       3,400 Louisiana Public Facilities Authority, Health Facilities        No Opt. Call       Aa1  3,511,520
              Revenue Refunding Bonds, Sisters of Mercy Health System of
              St. Louis, Inc., Series 1993A, 5.000%, 6/01/19

       2,500 Louisiana Public Facilities Authority, Revenue Bonds,        11/04 at 102.00       AAA  2,591,550
              General Health, Inc., Series 1994, 6.375%,11/01/24 - MBIA
              Insured

         380 Louisiana Public Facilities Authority, Revenue Bonds, Mary    1/05 at 102.00       AAA    395,291
              Bird Perkins Cancer Center Project, Series 1994, 6.200%,
              1/01/19 - FSA Insured

       2,180 St. Tammany Parish Hospital Service District 2, Louisiana,   10/04 at 102.00       AAA  2,255,363
              Hospital Revenue Bonds, Series 1994, 6.250%, 10/01/14 -
              CONNIE LEE/AMBAC Insured

       1,000 Terrebonne Parish Hospital Service District 1, Louisiana,     4/08 at 102.00       AAA  1,010,850
              Hospital Revenue Bonds, Terrebonne General Medical Center,
              Series 1998, 5.375%, 4/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.6%

       1,000 Louisiana Local Government Environmental Facilities and       6/12 at 105.00       Aaa  1,088,700
              Community Development Authority, GNMA Collateralized
              Mortgage Revenue Refunding Bonds - Sharlo Apartments
              Project, Series 2002A, 6.500%, 6/20/37

         735 Louisiana Public Facilities Authority, Revenue Bonds,         6/04 at 102.50       AAA    769,729
              Walmsley Housing Corporation, Series 1989A, 7.500%, 6/01/21

----
17

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 9.2%

    $  1,290 Calcasieu Parish Public Trust Authority, Louisiana, Single    4/11 at 105.00       Aaa $1,350,578
              Family Mortgage Revenue Refunding Bonds, Series 2001A,
              6.050%, 4/01/32 (Alternative Minimum Tax)

       1,175 East Baton Rouge Mortgage Finance Authority, Louisiana,      10/07 at 102.00       Aaa  1,204,481
              GNMA/FNMA Mortgage-Backed Securities Program Family
              Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%,
              10/01/30 (Alternative Minimum Tax)

         865 Jefferson Parish Home Mortgage Authority, Louisiana, Single   6/10 at 105.00       Aaa    916,839
              Family Mortgage Revenue Bonds, Series 2000C-1, 7.250%,
              6/01/32 (Alternative Minimum Tax)

          20 Louisiana Housing Finance Agency, Single Family Mortgage      6/05 at 102.00       Aaa     20,178
              Revenue Bonds, Series 1995A-2, 6.550%,12/01/26
              (Alternative Minimum Tax)

         660 Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00       Aaa    682,988
              Revenue Bonds, Series 1997B-1, 5.500%,12/01/22

         475 Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00       Aaa    491,074
              Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17
              (Alternative Minimum Tax)

         695 Louisiana Housing Finance Agency, Single Family Mortgage      6/10 at 101.00       Aaa    733,086
              Revenue Bonds, Series 2000D-2, 7.050%, 6/01/31
              (Alternative Minimum Tax)

         635 Louisiana Public Facilities Authority, Single Family          8/07 at 102.00       Aaa    650,183
              Mortgage Revenue Refunding Bonds, Series 1997B, 5.750%,
              8/01/31

         700 New Orleans Home Mortgage Authority, Louisiana, Single       12/06 at 102.00       Aaa    716,114
              Family Mortgage Revenue Bonds, Series 1996A, 6.100%,
              12/01/29 (Alternative Minimum Tax)

         855 New Orleans Home Mortgage Authority, Louisiana, Single       12/07 at 102.00       Aaa    869,133
              Family Mortgage Revenue Bonds, Series 1997A, 5.850%,
              12/01/30 (Alternative Minimum Tax)

       1,000 New Orleans Home Mortgage Authority, Louisiana, Single       12/08 at 101.00       Aaa  1,007,790
              Family Mortgage Revenue Refunding Bonds, Series 1998B-2,
              5.200%, 12/01/21 (Alternative Minimum Tax)

       1,315 Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00       Aaa  1,322,772
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative
              Minimum Tax)

         530 Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00       Aaa    536,185
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.7%

       3,000 Louisiana Housing Finance Agency, GNMA Collateralized         9/05 at 103.00       AAA  3,143,610
              Mortgage Revenue Bonds, St. Dominic Assisted Care
              Facility, Series 1995, 6.950%, 9/01/36
--------------------------------------------------------------------------------------------------------------
             Materials - 2.9%

       1,000 DeSoto Parish, Louisiana, Environmental Improvement Revenue   6/05 at 102.00       BBB  1,043,910
              Refunding Bonds, International Paper Company Project,
              Series 1995B, 6.550%, 4/01/19 (Alternative Minimum Tax)

       1,250 DeSoto Parish, Louisiana, Environmental Improvement Revenue  11/08 at 101.00       BBB  1,221,863
              Bonds, International Paper Company Project, Series 1998A,
              5.600%, 11/01/22 (Alternative Minimum Tax)

       1,000 Natchitoches Parish, Louisiana, Solid Waste Disposal          6/04 at 102.00       BBB  1,009,490
              Revenue Bonds, Willamette Industries, Series 1993, 5.875%,
              12/01/23 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.4%

       1,000 New Orleans, Louisiana, General Obligation Bonds, Series        No Opt. Call       AAA  1,101,680
              1998, 5.500%, 12/01/21 - FGIC Insured

       2,000 New Orleans, Louisiana, General Obligation Refunding Bonds,     No Opt. Call       AAA  1,562,560
              Series 1991, 0.000%, 9/01/10 - AMBAC Insured

      13,875 Orleans Parish School Board, Louisiana, General Obligation      No Opt. Call       AAA  8,141,434
              Refunding Bonds, Series 1991, 0.000%, 2/01/15 - FGIC
              Insured


----
18

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.3%

    $  1,295 Baton Rouge, Louisiana, Public Improvement Sales and Use      8/11 at 101.00       AAA $1,296,321
              Tax Revenue Bonds, Series 2001A, 5.000%, 8/01/25 - FGIC
              Insured

             Ernest N. Morial-New Orleans Exhibition Hall Authority,
             Louisiana, Special Tax Revenue Bonds, Senior Subordinate
             Series 2003A:
         560  5.250%, 7/15/19 - AMBAC Insured                              7/13 at 100.00       AAA    589,204
       1,000  5.250%, 7/15/22 - AMBAC Insured                                No Opt. Call       AAA  1,035,510

       2,000 Ernest N. Morial-New Orleans Exhibition Hall Authority,       7/14 at 101.00       AAA  2,033,200
              Louisiana, Special Tax Revenue Bonds, Senior Subordinate
              Series 2004, 5.000%, 7/15/21 - AMBAC Insured

         335 Ernest N. Morial-New Orleans Exhibition Hall Authority,       7/06 at 101.00       AAA    351,810
              Louisiana, Special Tax Bonds, Series 1996C, 5.600%,
              7/15/25 - MBIA Insured

       1,000 Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/11 at 100.00       AAA  1,012,790
              Special Sales Tax Revenue Bonds, Series 2001, 5.000%,
              12/01/22 - AMBAC Insured

       2,650 Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/12 at 100.00       AAA  2,742,777
              Special Sales Tax Revenue Refunding Bonds, Series 2002,
              5.250%, 12/01/22 - AMBAC Insured

       5,250 Louisiana Local Government Environmental Facilities and         No Opt. Call       AAA  6,069,315
              Community Development Authority, Revenue Bonds, Capital
              Projects and Equipment Acquisition Program, Series
              2000A, 6.300%, 7/01/30 - AMBAC Insured

             Louisiana State Office Facilities Corporation, Lease
             Revenue Bonds, State Capitol Complex Program, Series 1999A:
       1,000  5.250%, 3/01/17 - MBIA Insured                               3/09 at 101.00       AAA  1,057,080
       1,000  5.250%, 3/01/18 - MBIA Insured                               3/09 at 101.00       AAA  1,053,970

       1,000 Louisiana State Office Facilities Corporation, Lease         11/13 at 100.00       AAA  1,015,360
              Revenue Bonds, State Capitol Complex Program, Series 2003,
              5.000%, 11/01/21 - MBIA Insured

         650 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA    712,634
              Revenue Bonds, Series 2000B, 5.875%,7/01/35 - MBIA Insured

       1,500 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00      BBB+  1,528,530
              Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

       1,000 University of Louisiana System, Lafayette City and Parish,    9/09 at 102.00       AAA  1,120,090
              Lease Revenue Bonds, Cajundome Convention Center, Series
              2000, 6.250%, 9/01/29 - MBIA Insured

       2,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  2,769,700
              Taxes Loan Notes, Series 1999A, 6.375%, 10/01/19
--------------------------------------------------------------------------------------------------------------
             Transportation - 2.3%

         505 New Orleans Aviation Board, Louisiana, Revenue Bonds,        10/07 at 102.00       AAA    510,525
              Series 1997B-1, 5.450%, 10/01/27 (Alternative Minimum Tax)
              - AMBAC Insured

       2,100 Shreveport, Louisiana, Airport System Revenue Bonds, Series   1/08 at 102.00       AAA  2,112,474
              1997A, 5.375%, 1/01/28 (Alternative Minimum Tax) - FSA
              Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 8.9%

         705 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA    806,527
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
              (Pre-refunded to 7/01/10)

             Ernest N. Morial-New Orleans Exhibition Hall Authority,
             Louisiana, Special Tax Bonds, Series 1996C:
       1,455  5.600%, 7/15/25 (Pre-refunded to 7/15/06) - MBIA Insured     7/06 at 101.00       AAA  1,574,572
         210  5.600%, 7/15/25 (Pre-refunded to 7/15/06) - MBIA Insured     7/06 at 101.00       AAA    225,320

         520 Louisiana Public Facilities Authority, Hospital Revenue      11/04 at 100.00       AAA    614,838
              Refunding Bonds, Southern Baptist Hospital, Series 1986,
              8.000%, 5/15/12

       3,900 Louisiana Public Facilities Authority, Revenue Bonds,           No Opt. Call       AAA  1,756,521
              Custodial Receipts, Walmsley Housing, Series 1990B,
              0.000%, 12/01/19

             Puerto Rico Highway and Transportation Authority, Highway
             Revenue Bonds, Series 2000B:
       3,000  6.500%, 7/01/27 (Pre-refunded to 7/01/10)                    7/10 at 101.00      A***  3,538,500
         350  5.875%, 7/01/35 (Pre-refunded to 7/01/10) - MBIA Insured     7/10 at 101.00       AAA    403,585

----
19

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $  1,000 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA $  1,064,680
              Obligation Bonds, Series 2000A, 5.500%, 10/01/20

         190 Shreveport Home Mortgage Authority, Louisiana, Single           No Opt. Call       Aaa      208,901
              Family Mortgage Revenue Bonds, Series 1979A, 6.750%,
              9/01/10
----------------------------------------------------------------------------------------------------------------
             Utilities - 5.4%

       1,500 De Soto Parish, Louisiana, Pollution Control Revenue          9/09 at 102.00       AAA    1,625,055
              Refunding Bonds, Cleco Utility Group, Inc. Project, Series
              1999, 5.875%, 9/01/29 - AMBAC Insured

       1,000 St. Charles Parish, Louisiana, Environmental Improvement     11/04 at 100.00      BBB+    1,004,880
              Revenue Bonds, Louisiana Power and Light Company, Series
              1993A, 6.200%, 5/01/23 (Alternative Minimum Tax)

       2,000 St. Charles Parish, Louisiana, Environmental Improvement      7/04 at 102.00      BBB+    2,041,660
              Revenue Bonds, Louisiana Power and Light Company, Series
              1994A, 6.875%, 7/01/24 (Alternative Minimum Tax)

       1,500 St. Charles Parish, Louisiana, Solid Waste Disposal Revenue   6/04 at 101.00      BBB+    1,535,533
              Bonds, Louisiana Power and Light Company, Series 1992A,
              7.000%, 12/01/22 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.9%

       1,000 Terrebonne Parish Waterworks District 1, Louisiana, Water    11/13 at 101.00       AAA    1,065,690
              Revenue Bonds, Series 2003A, 5.250%, 11/01/18 - AMBAC
              Insured
----------------------------------------------------------------------------------------------------------------
    $117,925 Total Long-Term Investments (cost $109,220,741) - 98.2%                                 112,561,523
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.8%                                                      2,109,840
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $114,671,363
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                See accompanying notes to financial statements.

----
20

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.1%

    $  3,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $2,443,020
              Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.8%

       4,220 North Carolina Educational Facilities Finance Agency,        10/06 at 102.00       AA+  4,334,953
              Revenue Refunding Bonds, Duke University, Series 1996B,
              5.000%, 10/01/17

       1,000 North Carolina Capital Facilities Financing Agency, Revenue   4/13 at 100.00       AAA  1,025,160
              Bonds, Johnson and Wales University, Series 2003A, 5.250%,
              4/01/23 - XLCA Insured

       3,000 North Carolina Capital Facilities Financing Agency, Revenue  10/11 at 100.00       AA+  2,980,020
              Bonds, Duke University, Series 2001A, 5.125%, 10/01/41

       1,000 North Carolina Education Assistance Authority, Subordinate    7/05 at 102.00        A2  1,033,730
              Lien Guaranteed Student Loan Revenue Bonds, Series 1995A,
              6.300%, 7/01/15 (Alternative Minimum Tax)

       1,025 University of North Carolina, Asheville, General Revenue      6/12 at 100.00       Aaa  1,082,769
              Refunding Bonds, Series 2002A, 5.000%, 6/01/15 - AMBAC
              Insured

             University of North Carolina, Chapel Hill, Utilities System
             Revenue Refunding Bonds, Series 1997:
       4,000  0.000%, 8/01/15                                                No Opt. Call       Aa1  2,369,720
       4,265  0.000%, 8/01/18                                                No Opt. Call       Aa1  2,112,028
       2,750  0.000%, 8/01/20                                                No Opt. Call       Aa1  1,202,492

       3,000 University of North Carolina, Chapel Hill, System Net         6/11 at 100.00       AA+  3,067,950
              Revenue Bonds, Series 2001A, 5.000%, 12/01/20

       1,710 University of North Carolina, Chapel Hill, System Net           No Opt. Call       AA+  1,864,396
              Revenue Bonds, Series 2002B, 5.000%, 12/01/11

       1,160 University of North Carolina System, Pooled Revenue          10/12 at 100.00       AAA  1,235,272
              Refunding Bonds, Series 2002A, 5.375%, 4/01/20 - AMBAC
              Insured

       1,035 University of North Carolina System, Pooled Revenue Bonds,   10/12 at 100.00       AAA  1,102,161
              Series 2002B, 5.375%, 4/01/20 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Energy - 0.7%

       1,500 Virgin Islands Public Finance Authority, Refinery Revenue     1/14 at 100.00      BBB-  1,547,625
              Bonds, Hovensa LLC, Series 2003, 6.125%, 7/01/22
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Healthcare - 12.9%

       5,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/06 at 102.00        AA  5,803,435
              Healthcare System Revenue Refunding Bonds, Series 1996A,
              5.875%, 1/15/26

       3,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/07 at 102.00        AA  3,524,850
              Healthcare System Revenue Bonds, DBA Carolinas Healthcare
              System, Series 1997A, 5.125%, 1/15/22

       2,100 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/11 at 101.00        AA  2,029,398
              Healthcare System Revenue Bonds, DBA Carolinas Healthcare
              System, Series 2001A, 5.000%, 1/15/31

       4,000 Cumberland County, North Carolina, Hospital Facility         10/09 at 101.00        A-  3,877,120
              Revenue Bonds, Cumberland County Hospital System, Inc.,
              Cape Fear Valley Health System, Series 1999, 5.250%,
              10/01/29

       1,055 North Carolina Medical Care Commission, Healthcare            1/12 at 100.00         A  1,108,478
              Facilities Revenue Bonds, Union Regional Medical Center,
              Series 2002A, 5.250%, 1/01/14

       1,750 North Carolina Medical Care Commission, Healthcare Revenue    5/07 at 100.00       AA-  1,767,150
              Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21

             North Carolina Medical Care Commission, Healthcare
             Facilities Revenue Bonds, Scotland Memorial Hospital,
             Series 1999:
         625  5.500%, 10/01/19 - RAAI Insured                             10/08 at 102.00        AA    653,394
       1,385  5.500%, 10/01/29 - RAAI Insured                             10/08 at 102.00        AA  1,392,978

       3,500 North Carolina Medical Care Commission, Hospital Revenue      6/09 at 102.00         A  3,710,385
              Bonds, Southeastern Regional Medical Center, Series 1999,
              6.250%, 6/01/29

       4,000 North Carolina Medical Care Commission, Health System        10/11 at 101.00        AA  4,003,720
              Revenue Bonds, Mission-St. Joseph's Health System, Series
              2001, 5.250%, 10/01/31
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.8%

       4,000 Mecklenburg County, North Carolina, FNMA Multifamily          7/13 at 105.00       AAA  4,007,640
              Housing Revenue Bonds, Little Rock Apartments, Series
              2003, 5.375%, 1/01/36 (Alternative Minimum Tax)

----
21

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 12.5%

    $  6,800 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA $6,903,156
              Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%,
              7/01/30 (Alternative Minimum Tax)

             North Carolina Housing Finance Agency, Single Family
             Revenue Bonds, Series 1994Y:
         885  6.300%, 9/01/15                                              9/04 at 102.00        AA    905,081
         805  6.350%, 3/01/18                                              9/04 at 102.00        AA    823,072

       2,785 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA  2,877,629
              Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%,
              1/01/29 (Alternative Minimum Tax)

         900 North Carolina Housing Finance Agency, Single Family          3/05 at 102.00        AA    923,805
              Revenue Bonds, Series 1995BB, 6.500%, 9/01/26 (Alternative
              Minimum Tax)

       1,815 North Carolina Housing Finance Agency, Single Family          3/05 at 102.00        AA  1,803,729
              Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative
              Minimum Tax)

       2,760 North Carolina Housing Finance Agency, Single Family          3/06 at 102.00        AA  2,736,899
              Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative
              Minimum Tax)

       1,385 North Carolina Housing Finance Agency, Home Ownership         7/10 at 100.00       AAA  1,392,922
              Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%,
              7/01/32 (Alternative Minimum Tax) - AMBAC Insured

       2,140 North Carolina Housing Finance Agency, Single Family          3/07 at 101.50        AA  2,190,718
              Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative
              Minimum Tax)

       1,510 North Carolina Housing Finance Agency, Single Family          3/08 at 101.00        AA  1,542,948
              Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative
              Minimum Tax)

       1,270 North Carolina Housing Finance Agency, Home Ownership         1/09 at 101.00        AA  1,272,375
              Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%,
              7/01/26 (Alternative Minimum Tax)

       3,845 North Carolina Housing Finance Agency, Home Ownership         1/09 at 100.00        AA  3,856,304
              Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%,
              7/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.4%

       1,000 North Carolina Medical Care Commission, First Mortgage       11/14 at 100.00       N/R    953,930
              Revenue Bonds, Deerfield Episcopal Retirement Community,
              Inc., Series 2004A, 5.000%, 11/01/23
--------------------------------------------------------------------------------------------------------------
             Materials - 5.9%

       1,400 Haywood County Industrial Facilities and Pollution Control    9/05 at 102.00      Baa2  1,464,022
              Financing Authority, North Carolina, Environmental
              Improvement Revenue Bonds, Champion International
              Corporation Project, Series 1995, 6.250%, 9/01/25
              (Alternative Minimum Tax)

       1,600 Haywood County Industrial Facilities and Pollution Control   10/04 at 101.50       BBB  1,584,240
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds, Champion International Corporation Project,
              Series 1993, 5.500%, 10/01/18 (Alternative Minimum Tax)

       3,100 Haywood County Industrial Facilities and Pollution Control    3/06 at 102.00      Baa2  3,243,034
              Financing Authority, North Carolina, Pollution Control
              Revenue Refunding Bonds, Champion International
              Corporation Project, Series 1995, 6.000%, 3/01/20

         400 Martin County Industrial Facilities and Pollution Control     9/04 at 100.00       BBB    403,672
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds, Weyerhaeuser Company, Series 1991, 7.250%,
              9/01/14 (Alternative Minimum Tax)

       6,000 Martin County Industrial Facilities and Pollution Control    11/04 at 102.00       BBB  6,145,860
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds, Weyerhaeuser Company, Series 1994, 6.800%,
              5/01/24 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.9%

       2,340 Charlotte, North Carolina, General Obligation Bonds, Series   7/12 at 100.00       AAA  2,370,186
              2002A, 5.000%, 7/01/24

       1,875 Cumberland County, North Carolina, General Obligation         2/12 at 101.00       AA-  1,923,300
              School Bonds, Series 2002, 5.000%, 2/01/21

       2,000 North Carolina, General Obligation Bonds, Series 2004A,       3/14 at 100.00       AAA  2,053,480
              5.000%, 3/01/22 (DD, settling 6/01/04)

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.5%

    $    500 Asheville, North Carolina, Certificates of Participation,     8/04 at 100.00        A1 $  501,895
              Series 1992, 6.500%, 2/01/08

             Cabarrus County, North Carolina, Certificates of
             Participation, Series 2002:
       1,330  5.250%, 2/01/19                                              2/13 at 100.00       AA-  1,392,630
       3,990  5.000%, 2/01/22                                              2/13 at 100.00       AA-  4,030,299

       3,000 Charlotte, North Carolina, Certificates of Participation,    12/10 at 101.00       AA+  3,128,190
              Convention Facilities Project, Series 2000B, 5.500%,
              12/01/25

       1,975 Charlotte, North Carolina, Certificates of Participation,     6/10 at 101.00       AA+  2,054,652
              Public Safety Facilities Project, Series 2000D, 5.500%,
              6/01/25

       1,400 Charlotte, North Carolina, Certificates of Participation,     6/13 at 100.00       AA+  1,436,162
              Governmental Facilities Projects, Series 2003G, 5.375%,
              6/01/26

       1,750 Charlotte, North Carolina, Storm Water Fee Revenue Bonds,     6/12 at 101.00       AA+  1,754,393
              Series 2002, 5.000%, 6/01/25

       2,255 Dare County, North Carolina, Certificates of Participation,  12/12 at 100.00       AAA  2,407,461
              Series 2002, 5.250%, 6/01/16 - AMBAC Insured

         600 Durham, North Carolina, Certificates of Participation,        6/05 at 102.00       AA+    631,164
              Series 1995, 5.800%, 6/01/15

       2,000 Harnett County, North Carolina, Certificates of              12/12 at 101.00       AAA  2,036,460
              Participation, Series 2002, 5.125%, 12/01/23 - FSA Insured

       1,820 Iredell County, North Carolina, Certificates of              10/13 at 100.00       Aaa  1,919,499
              Participation, Public Facilities Project, Series 2003,
              5.250%, 10/01/18 - AMBAC Insured

             Lee County, North Carolina, Certificates of Participation,
             Public Schools and Community College, Series 2004:
       1,715  5.250%, 4/01/19 - FSA Insured                                4/14 at 100.00       AAA  1,804,420
       1,715  5.250%, 4/01/21 - FSA Insured                                4/14 at 100.00       AAA  1,783,737
         715  5.250%, 4/01/22 - FSA Insured                                4/14 at 100.00       AAA    739,675

             North Carolina Infrastructure Finance Corporation,
             Certificates of Participation, Correctional Facilities,
             Series 2004A:
       2,250  5.000%, 2/01/21                                              2/14 at 100.00       AA+  2,286,968
       1,000  5.000%, 2/01/22                                              2/14 at 100.00       AA+  1,011,020

       1,290 North Carolina, Certificates of Participation, Series 2003,   6/13 at 100.00       AA+  1,319,257
              5.250%, 6/01/22

       2,500 North Carolina, Certificates of Particiaption, Repair and     6/14 at 100.00       AA+  2,556,325
              Renovation Project, Series 2004B, 5.000%, 6/01/20

             Pitt County, North Carolina, Certificates of Participation,
             Public Facilities Project, Series 1997A:
       1,250  5.550%, 4/01/12 - MBIA Insured                               4/07 at 102.00       AAA  1,362,138
       1,000  5.850%, 4/01/17 - MBIA Insured                               4/07 at 102.00       AAA  1,090,410

             Ramseur, North Carolina General Obligation Water Refunding
             Bonds, Series 1997:
         120  5.750%, 6/01/18                                              6/07 at 102.00       N/R    125,842
         125  5.750%, 6/01/19                                              6/07 at 102.00       N/R    130,798
         125  5.750%, 6/01/20                                              6/07 at 102.00       N/R    130,439
         130  5.750%, 6/01/21                                              6/07 at 102.00       N/R    135,285
         105  5.750%, 6/01/22                                              6/07 at 102.00       N/R    109,029

             Randolph County, North Carolina, Certificates of
             Participation, Series 2004:
       1,890  5.000%, 6/01/14 - FSA Insured                                  No Opt. Call       AAA  2,028,650
       1,000  5.000%, 6/01/20 - FSA Insured                                6/14 at 102.00       AAA  1,025,900

       1,000 Rutherford County, North Carolina, Certificates of            9/12 at 101.00       AAA  1,017,350
              Participation, Series 2002, 5.000%, 9/01/21 - AMBAC Insured

       1,895 Union County, North Carolina, Certificates of                 6/13 at 101.00       AAA  1,957,402
              Participation, Series 2003, 5.000%, 6/01/19 - AMBAC Insured

       2,350 Winston-Salem, North Carolina, Certificates of                6/11 at 101.00       AA+  2,407,364
              Participation, Series 2001A, 5.000%, 6/01/20

----
23

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                 Optional Call               Market
Amount (000) Description                                                       Provisions* Ratings**      Value
---------------------------------------------------------------------------------------------------------------
             Transportation - 6.6%

    $  6,000 Charlotte, North Carolina, Airport Revenue Bonds, Series       7/09 at 101.00       AAA $6,436,620
              1999B, 6.000%, 7/01/28 (Alternative Minimum Tax) - MBIA
              Insured

         710 Piedmont Triad Airport Authority, North Carolina, Airport      7/09 at 101.00       AAA    777,855
              Revenue Bonds, Series 1999B, 6.000%, 7/01/21 (Alternative
              Minimum Tax) - FSA Insured

       2,750 Piedmont Triad Airport Authority, North Carolina, Airport      7/11 at 101.00       AAA  2,933,618
              Revenue Bonds, Series 2001A, 5.250%, 7/01/15 - FSA Insured

             Raleigh Durham Airport Authority, North Carolina, Airport
             Revenue Bonds, Series 2001A:
       2,445  5.250%, 11/01/19 - FGIC Insured                               5/11 at 101.00       Aaa  2,524,047
       1,710  5.000%, 11/01/31 - FGIC Insured                               5/11 at 101.00       Aaa  1,683,581
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.6%

          95 Asheville Housing Development Corporation, North Carolina,    11/09 at 100.00    N/R***    114,125
              First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11
              (Pre-refunded to 11/01/09)

       1,000 Charlotte, North Carolina, General Obligation Water and        4/05 at 102.00       AAA  1,052,790
              Sewer Bonds, Series 1995, 5.400%, 4/01/20 (Pre-refunded to
              4/01/05)

       1,830 Charlotte, North Carolina, General Obligation Water and        4/05 at 102.00       AAA  1,926,606
              Sewer Bonds, Series 1995A, 5.400%, 4/01/20 (Pre-refunded
              to 4/01/05)

       4,500 Charlotte, North Carolina, Water and Sewer System Revenue      6/10 at 101.00       AAA  5,005,170
              Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded to
              6/01/10)

       1,845 Fayetteville Public Works Commission, North Carolina,          3/05 at 102.00       AAA  1,934,464
              Revenue Bonds, Series 1995A, 5.250%, 3/01/16 (Pre-refunded to 3/01/05) - AMBAC Insured

             Harnett County, North Carolina, Certificates of
             Participation, Harnett County Projects, Series 1994:
       1,000  6.200%, 12/01/06 (Pre-refunded to 12/01/04) - AMBAC Insured  12/04 at 102.00       AAA  1,044,550
       1,750  6.200%, 12/01/09 (Pre-refunded to 12/01/04) - AMBAC Insured  12/04 at 102.00       AAA  1,827,963
         500  6.400%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC Insured  12/04 at 102.00       AAA    522,780

         995 North Carolina Eastern Municipal Power Agency, Power System    7/04 at 100.00       AAA  1,213,303
              Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18

          25 North Carolina Medical Care Commission, Hospital Revenue         No Opt. Call       AAA     27,848
              Bonds, Memorial Mission Hospital, Series 1979A, 7.625%,
              10/01/08

       5,750 University of North Carolina, Chapel Hill, Revenue Bonds,      2/06 at 102.00     AA***  6,172,223
              Hospital System, Series 1996, 5.250%, 2/15/26
              (Pre-refunded to 2/15/06)
---------------------------------------------------------------------------------------------------------------
             Utilities - 11.2%

       2,000 Greenville, North Carolina, Combined Enterprise System         9/04 at 102.00        A+  2,058,420
              Revenue Bonds, Series 1994, 6.000%, 9/01/16

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Refunding Bonds, Series 1993B:
       1,540  5.500%, 1/01/17 - FGIC Insured                                7/04 at 100.00       AAA  1,543,927
       5,300  6.000%, 1/01/18 - AMBAC Insured                                 No Opt. Call       AAA  6,086,944

       5,000 North Carolina Eastern Municipal Power Agency, Power System    1/10 at 101.00       BBB  5,453,500
              Revenue Bonds, Series 1999D, 6.750%, 1/01/26

       4,165 North Carolina Municipal Power Agency 1, Catawba Electric      1/10 at 101.00      BBB+  4,532,894
              Revenue Bonds, Series 1999B, 6.500%, 1/01/20

       2,000 North Carolina Municipal Power Agency 1, Catawba Electric      1/13 at 100.00       AAA  2,147,840
              Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC
              Insured

         870 Shelby, North Carolina, Combined Enterprise System Revenue     5/05 at 102.00        A-    889,853
              Bonds, Series 1995A, 5.500%, 5/01/17

       1,500 Wake County Industrial Facilities and Pollution Control        2/12 at 101.00        A3  1,568,580
              Financing Authority, North Carolina, Revenue Refunding
              Bonds, Carolina Power and Light Company, Series 2002,
              5.375%, 2/01/17

----
24

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.6%

    $  1,280 Brunswick County, North Carolina, Enterprise System Revenue  4/14 at 100.00       AAA $  1,325,184
              Bonds, Series 2004A, 5.250%, 4/01/23 (WI, settling
              6/03/04) - FSA Insured

       2,000 Charlotte, North Carolina, Water and Sewer System Revenue    6/11 at 101.00       AAA    2,022,640
              Bonds, Series 2001, 5.125%, 6/01/26

       1,000 Orange Water and Sewer Authority, North Carolina, Water and  7/14 at 100.00       AA+    1,054,860
              Sewerage System Revenue Bonds, Series 2004A, 5.250%,
              7/01/20 (WI, settling 6/17/04)

       1,330 Union County, North Carolina, Enterprise System Revenue      6/13 at 100.00       AAA    1,321,536
              Bonds, Series 2003A, 5.000%, 6/01/29 - FSA Insured
---------------------------------------------------------------------------------------------------------------
    $214,380 Total Long-Term Investments (cost $208,603,712) - 99.5%                                216,168,741
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.5%                                                     1,022,170
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $217,190,911
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (DD)Portion of security purchased on a delayed delivery basis.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
25

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 2.1%

    $  7,000 Maury County Industrial Development Board, Tennessee,         9/04 at 102.00        A3 $ 7,195,580
              Multi-Modal Interchangeable Rate Pollution Control Revenue
              Refunding Bonds, Saturn Corporation, Series 1994, 6.500%,
              9/01/24
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.4%

       1,245 South Fulton Industrial Development Board, Tennessee,        10/05 at 102.00      Baa3   1,274,668
              Revenue Bonds, Tyson Foods, Inc., Series 1995, 6.400%,
              10/01/20 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.9%

             Tennessee State School Bond Authority, Higher Educational
             Facilities Second Program Bonds, Series 2002A:
       2,155  5.125%, 5/01/22 - FSA Insured                                5/12 at 100.00       AAA   2,204,479
       2,000  5.125%, 5/01/27 - FSA Insured                                5/12 at 100.00       AAA   2,013,520
       2,000  5.250%, 5/01/29 - FSA Insured                                5/12 at 100.00       AAA   2,030,340
---------------------------------------------------------------------------------------------------------------
             Energy - 1.2%

       4,000 Maury County Industrial Development Board, Tennessee, Solid   8/10 at 100.00      BBB+   4,170,120
              Waste Disposal Revenue Bonds, Occidental Petroleum
              Company, Series 2000B, 6.300%, 8/01/18
---------------------------------------------------------------------------------------------------------------
             Healthcare - 19.2%

       3,060 Blount County, Tennessee, Hospital Revenue Improvement        7/08 at 100.00      Baa1   2,938,640
              Bonds, Blount Memorial Hospital, Series 1998B, 5.125%,
              7/01/19

       7,465 Bristol Health and Educational Facilities Board, Tennessee,     No Opt. Call       AAA   8,732,856
              Hospital Revenue Refunding Bonds, Bristol Memorial
              Hospital, Series 1993, 6.750%, 9/01/10 - FGIC Insured

       4,030 Jackson, Tennessee, Hospital Revenue Refunding and            4/05 at 102.00       AAA   4,194,142
              Improvement Bonds, Jackson-Madison County General Hospital
              Project, Series 1995, 5.625%, 4/01/15 - AMBAC Insured

       1,000 Knox County Health, Educational and Housing Facilities          No Opt. Call       AAA   1,156,290
              Board, Tennessee, Hospital Revenue Bonds, Fort Sanders
              Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 -
              MBIA Insured

       3,675 Knox County Health, Educational and Housing Facilities        4/12 at 101.00      Baa3   3,749,492
              Board, Tennessee, Hospital Facilities Revenue Bonds,
              Baptist Health System of East Tennessee, Inc., Series
              2002, 6.375%, 4/15/22

       8,795 Knox County Health, Educational and Housing Facilities        4/09 at 101.00      Baa1   8,759,292
              Board, Tennessee, Revenue Bonds, University Health System,
              Inc., Series 1999, 5.625%, 4/01/29

       4,000 Metropolitan Government of Nashville and Davidson County     11/10 at 101.00         A   4,265,360
              Health and Educational Facilities Board, Tennessee,
              Sunbelt Obligated Group, Adventist Health System, Series
              2000, 6.600%, 11/15/30

             Montgomery County Health, Educational and Housing Board,
             Tennessee, Hospital Revenue Refunding and Improvement
             Bonds, Clarksville Regional Health System, Series 1998:
       1,500  5.375%, 1/01/18                                              1/08 at 101.00      Baa2   1,498,485
       7,500  5.375%, 1/01/28                                              1/08 at 101.00      Baa2   6,960,975

      10,200 Shelby County Health, Educational and Housing Facilities      7/09 at 102.00        AA  10,157,670
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research, Series 1999, 5.375%, 7/01/29

       3,750 Sullivan County Health, Educational and Housing Facilities    9/12 at 101.00      BBB+   3,819,413
              Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
              System, Series 2002, 6.250%, 9/01/22

             Sullivan County Health, Educational and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
             System, Series 2003:
       2,000  5.000%, 9/01/15 - RAAI Insured                               9/13 at 100.00        AA   2,058,860
       3,500  5.000%, 9/01/18 - RAAI Insured                               9/13 at 100.00        AA   3,521,665

       2,500 Sumner County Health, Educational and Housing Facilities     11/04 at 102.00        A-   2,577,450
              Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
              Health System, Inc., Series 1994, 7.500%, 11/01/14
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.6%

             Chattanooga Health, Educational and Housing Facilities
             Board, Tennessee, GNMA Collateralized Housing Revenue
             Bonds, Rainbow Creek Apartments Project, Series 1999:
         455  6.125%, 11/20/19 (Alternative Minimum Tax)                  11/09 at 102.00       AAA     477,918
       3,955  6.375%, 11/20/39 (Alternative Minimum Tax)                  11/09 at 102.00       AAA   4,117,353

       3,500 Franklin Industrial Development Board, Tennessee, Senior     10/06 at 102.00       AAA   3,618,965
              Multifamily Housing Revenue Bonds, Landings Apartments
              Project, Series 1996A, 6.000%, 10/01/26 - FSA Insured

----
26

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

             Metropolitan Government of Nashville and Davidson Counties,
             Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street
             Apartments, Series 1992:
     $   250  7.000%, 6/01/17                                              6/04 at 101.00       AAA $   254,425
         495  7.250%, 6/01/32                                              6/04 at 101.00       AAA     502,826

       3,485 Metropolitan Government of Nashville and Davidson County      3/10 at 102.00       Aaa   3,558,255
              Health and Educational Facilities Board, Tennessee, GNMA
              Collateralized Multifamily Housing Revenue Bonds,
              Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative
              Minimum Tax)

       2,720 Metropolitan Government of Nashville and Davidson Counties,   1/10 at 102.00       Aaa   2,807,611
              Tennessee, GNMA Collateralized Multifamily Housing Revenue
              Refunding Bonds, Valley Forge Apartments, Series 2000A,
              6.375%,1/20/31
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 7.7%

          95 Hamilton County, Tennessee, Single Family Mortgage Revenue    9/04 at 100.00       AAA      95,231
              Bonds, Home Purchase and Rehabilitation Program, Series
              1990, 8.000%, 9/01/23 (Alternative Minimum Tax)

       2,005 Tennessee Housing Development Agency, Homeownership Program   7/06 at 102.00        AA   2,013,060
              Bonds, Series 1996-4A, 6.375%, 7/01/22 (Alternative
              Minimum Tax)

         555 Tennessee Housing Development Agency, Homeownership Program   7/07 at 102.00        AA     571,700
              Bonds, Series 1996-3A, 5.850%, 7/01/17 (Alternative
              Minimum Tax)

       5,315 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA   5,347,847
              Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum
              Tax)

       6,700 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA   6,780,199
              Remarketed Bonds, Series 1996-5B, 5.375%, 7/01/23
              (Alternative Minimum Tax)

       2,285 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA   2,381,587
              Bonds, Series 1999-3, 6.000%, 1/01/20 (Alternative Minimum
              Tax)

       2,000 Tennessee Housing Development Agency, Homeownership Program   7/13 at 100.00        AA   2,065,260
              Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum
              Tax)

       6,400 Tennessee Housing Development Agency, Homeownership Program   7/11 at 100.00       AAA   6,498,304
              Bonds, Series 2002A, 5.400%, 7/01/32 (Alternative Minimum
              Tax) - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.8%

       2,590 Metropolitan Government of Nashville and Davidson County      2/08 at 102.00        AA   2,627,581
              Health and Educational Facilities Board, Tennessee, Health
              Facility Revenue Bonds, Richland Place, Inc. Project,
              Series 1993, 5.500%, 5/01/23 - RAAI Insured
---------------------------------------------------------------------------------------------------------------
             Materials - 4.6%

       3,000 Chattanooga Industrial Development Board, Tennessee,          7/04 at 102.50       AA-   3,093,840
              Pollution Control Revenue Bonds, E.I. du Pont de Nemours
              and Company, Series 1982A, 6.350%, 7/01/22

      12,000 Humphreys County Industrial Development Board, Tennessee,    11/04 at 102.00       AA-  12,276,600
              Solid Waste Disposal Facility Bonds, E.I. du Pont de
              Nemours and Company Project, Series 1994, 6.700%, 5/01/24
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 13.7%

       2,250 Dickson County, Tennessee, General Obligation Refunding       3/13 at 102.00       Aaa   2,380,365
              Bonds, Series 2002, 5.000%, 3/01/17 - FGIC Insured

       6,070 Knoxville, Tennessee, General Obligation Bonds, Series        5/12 at 100.00        AA   6,083,536
              2002A, 5.000%, 5/01/25

       1,000 Lincoln County, Tennessee, General Obligation Refunding         No Opt. Call       Aaa   1,086,730
              Bonds, Series 2001, 5.250%, 4/01/19 - FGIC Insured

       1,000 Marion County, Tennessee, General Obligation Rural School     4/11 at 100.00       Aaa   1,005,400
              Bonds, Series 2001, 5.000%, 4/01/24 - AMBAC Insured

       1,000 Memphis, Tennessee, General Improvement Bonds, Series        10/07 at 101.00        AA   1,021,070
              1999A, 5.000%, 10/01/19

       3,100 Memphis, Tennessee, General Improvement Bonds, Series 2002,  11/10 at 101.00        AA   3,209,740
              5.250%, 11/01/22

             Memphis, Tennessee, General Obligation Bonds, Series 2003:
       2,005  5.000%, 5/01/16                                              5/11 at 101.00        AA   2,105,009
       1,500  5.000%, 5/01/20                                              5/11 at 101.00        AA   1,539,600

----
27

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  6,000 Metropolitan Government of Nashville and Davidson County,     5/07 at 102.00        AA $ 6,039,300
              Tennessee, General Obligation Refunding Bonds, Series
              1997, 5.125%, 5/15/25

             Metropolitan Government of Nashville and Davidson County,
             Tennessee, General Obligation Bonds, Residual Option Longs
             Series 2001-II-R52:
       2,350  14.090%, 10/15/17 (IF)                                      10/11 at 100.00       AA-   2,930,779
       2,480  14.498%, 10/15/18 (IF)                                      10/11 at 100.00       AA-   2,921,514

       2,600 Montgomery County, Tennessee, General Obligation Bonds,       5/14 at 102.00       Aaa   2,772,432
              Series 2004, 5.000%, 5/01/15 - FGIC Insured

       1,120 Overton County, Tennessee, General Obligation Bonds, Series     No Opt. Call       Aaa   1,203,059
              2004, 5.000%, 4/01/14 - MBIA Insured

             Putnam County, Tennessee, General Obligation School
              Refunding Bonds, Series 2001:
       1,000  5.250%, 4/01/18 - FGIC Insured                                 No Opt. Call       Aaa   1,088,980
       2,960  5.250%, 4/01/19 - FGIC Insured                                 No Opt. Call       Aaa   3,216,721
       2,645  5.250%, 4/01/20 - FGIC Insured                                 No Opt. Call       Aaa   2,863,160

       1,205 Roane County, Tennessee, General Obligation Rural School      5/14 at 100.00       Aaa   1,274,022
              Bonds, Series 2004, 5.000%, 5/01/16 - MBIA Insured

         750 Shelby County, Tennessee, General Obligation Refunding        4/05 at 101.00       AA+     781,613
              Bonds, Series 1995A, 5.625%, 4/01/14

       1,000 Williamson County, Tennessee, General Obligation Bonds,       3/13 at 102.00       Aa1   1,063,220
              Rural School, Series 2002, 5.000%, 3/01/17

       1,435 Williamson County, Tennessee, General Obligation Bonds,         No Opt. Call       Aa1   1,522,693
              Rural School, Series 2004, 5.000%, 4/01/18
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.6%

       5,000 Chattanooga Industrial Development Board, Tennessee, Lease   10/10 at 100.00       AAA   5,202,100
              Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 -
              AMBAC Insured

       1,790 Coffee County Public Building Authority, Manchester,          6/13 at 100.00       Aaa   1,919,327
              Tennessee, General Obligation Local Government Improvement
              Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 - AMBAC Insured

      10,000 Memphis and Shelby County Sports Authority, Inc.,            11/12 at 100.00       AAA  10,050,500
              Tennessee, Revenue Bonds, Memphis Arena, Series 2002A,
              5.125%, 11/01/28 - AMBAC Insured

       4,000 Metropolitan Government of Nashville and Davidson Counties,   6/09 at 100.00       AAA   4,002,600
              Tennessee, Revenue Refunding and Improvement Bonds,
              Meharry Medical College, Series 1996, 5.000%, 12/01/24 -
              AMBAC Insured

       4,000 Metropolitan Government of Nashville and Davidson Counties,   7/06 at 101.00       AAA   4,228,280
              Tennessee, Public Improvement Revenue Bonds, Stadium
              Project, Series 1996, 5.750%, 7/01/26 - AMBAC Insured

       3,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA   3,458,580
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26
---------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 0.8%

       2,700 Fayetteville, Tennessee, Broadband Telecommunications         4/08 at 101.00       N/R   2,786,130
              Network Revenue Bonds, Series 2000, 6.500%, 4/01/20
---------------------------------------------------------------------------------------------------------------
             Transportation - 3.8%

             Memphis-Shelby County Airport Authority, Tennessee, Airport
              Revenue Bonds, Series 1999D:
       4,000  6.000%, 3/01/24 (Alternative Minimum Tax) - AMBAC Insured    3/10 at 101.00       AAA   4,293,080
       1,640  6.125%, 3/01/25 (Alternative Minimum Tax) - AMBAC Insured    3/10 at 101.00       AAA   1,773,857

       3,710 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA   3,916,128
              Revenue Bonds, Series 2001A, 5.500%, 3/01/17 (Alternative
              Minimum Tax) - FSA Insured

       2,850 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA   2,854,931
              Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 12.3%

       1,520 Clarksville, Tennessee, Water, Sewer and Gas Revenue            No Opt. Call       AAA     869,683
              Refunding and Improvement Bonds, Series 1992, 0.000%,
              2/01/16 - MBIA Insured

       1,000 Hamilton County, Tennessee, General Obligation Bonds,         2/05 at 102.00    Aa1***   1,052,170
              Series 1995, 6.250%, 2/01/20 (Pre-refunded to 2/01/05)

       4,000 Johnson City, Tennessee, Unlimited Tax and School Sales Tax   5/06 at 100.00       AAA   4,348,600
              Revenue Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded
              to 5/01/06) - AMBAC Insured

----
28

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Johnson City Health and Educational Facilities Board,
             Tennessee, Hospital Revenue Refunding and Improvement
             Bonds, Johnson City Medical Center, Series 1998C:
    $  7,795  5.125%, 7/01/23 - MBIA Insured                               1/09 at 101.00       AAA $  7,946,535
       2,265  5.125%, 7/01/25 - MBIA Insured                               1/09 at 101.00       AAA    2,309,032
       8,930  5.250%, 7/01/28 - MBIA Insured                               1/09 at 101.00       AAA    9,144,499

      18,670 Metropolitan Government of Nashville and Davidson County,       No Opt. Call       Aaa    7,645,925
              Tennessee, Subordinate Lien Revenue Bonds, Volunteer
              Healthcare Systems, Inc., Series 1988, 0.000%, 6/01/21

       1,075 Metropolitan Government of Nashville and Davidson County,    10/07 at 105.00    N/R***    1,322,067
              Tennessee, Revenue Bonds, Mur-Ci Homes, Inc., Series
              1992A, 9.000%, 10/01/22 (Pre-refunded to 10/01/07)

       3,000 Metropolitan Government of Nashville and Davidson County     11/09 at 101.00       AAA    3,431,040
              Health and Educational Facilities Board, Tennessee,
              Revenue Bonds, Ascension Health Credit Group, Series
              1999A, 6.000%, 11/15/30 (Pre-refunded to 11/15/09) - AMBAC
              Insured

         250 Shelby County, Tennessee, General Obligation Refunding        4/05 at 101.00    AA+***      261,175
              Bonds, Series 1995A, 5.625%, 4/01/14 (Pre-refunded to
              4/01/05)

             Wilson County, Tennessee, Certificates of Participation,
             Wilson County Educational Facilities Corporation, Series
             1994:
       1,500  6.125%, 6/30/10 (Pre-refunded to 6/30/04)                    6/04 at 102.00     A2***    1,536,285
       1,500  6.250%, 6/30/15 (Pre-refunded to 6/30/04)                    6/04 at 102.00     A2***    1,536,450
----------------------------------------------------------------------------------------------------------------
             Utilities - 10.3%

       7,500 Clarksville, Tennessee, Water, Sewer and Gas Revenue          2/11 at 100.00       Aaa    7,590,675
              Refunding and Improvement Bonds, Series 2001, 5.000%,
              2/01/22 - FSA Insured

       1,830 Clarksville, Tennessee, Water, Sewer and Gas Revenue            No Opt. Call       Aaa    1,973,307
              Refunding Bonds, Series 2002, 5.250%, 2/01/17 - FSA Insured

             Knoxville, Tennessee, Electric System Revenue Bonds, Series
             2001U:
       1,000  5.125%, 7/01/20                                              7/10 at 100.00        AA    1,031,490
       3,000  5.125%, 7/01/27                                              7/10 at 100.00        AA    3,007,950

       2,855 Memphis, Tennessee, Subordinate Lien Electric System         12/13 at 100.00       AAA    2,967,801
              Revenue Bonds, Series 2003A, 5.000%, 12/01/17 - MBIA
              Insured

       7,800 Metropolitan Government of Nashville and Davidson County,       No Opt. Call       AAA    5,892,042
              Tennessee, Electric System Revenue Bonds, Series 1996A,
              0.000%, 5/15/11 - MBIA Insured

       3,000 Metropolitan Government of Nashville and Davidson County,     5/08 at 102.00        AA    3,052,200
              Tennessee, Electric System Revenue Bonds, Series 1998A,
              5.200%, 5/15/23

       9,000 Metropolitan Government of Nashville and Davidson County,     5/11 at 100.00        AA    9,047,970
              Tennessee, Electric System Revenue Bonds, Series 2001A,
              5.125%, 5/15/26
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.2%

       1,000 Dickson County Water Authority, Tennessee, Waterworks        12/12 at 100.00       Aaa    1,028,960
              System Revenue Bonds, Series 2002, 5.000%, 12/01/19 - FGIC
              Insured

       3,000 Madison Suburban Utility District, Tennessee, Water Revenue   2/08 at 100.00       AAA    3,051,840
              Refunding Bonds, Series 1995, 5.000%, 2/01/19 - MBIA
              Insured

       5,000 Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,  10/12 at 100.00        AA    5,090,100
              Series 2002, 5.000%, 10/01/21

       1,000 Milcrofton Utility District, Williamson County, Tennessee,    2/06 at 102.00       N/R      870,590
              Junior Lien Waterworks Revenue Refunding Bonds, Series
              1996, 6.000%, 2/01/24

             Rutherford County Consolidated Utility District, Tennessee,
             Waterworks Revenue Bonds, Series 2004:
       1,295  5.000%, 2/01/20 - MBIA Insured                               2/14 at 102.00       Aaa    1,330,107
       1,300  5.000%, 2/01/22 - MBIA Insured                               2/14 at 100.00       Aaa    1,318,876

       1,220 South Blount County Utility District, Tennessee, Waterworks  12/12 at 100.00       Aaa    1,268,410
              Revenue Bonds, Series 2002, 5.000%, 12/01/17 - FGIC Insured

       2,000 White House Utility District, Robertson and Sumner            1/11 at 100.00       Aaa    2,010,120
              Counties, Tennessee, Water and Sewerage Revenue Refunding
              Bonds, Series 2001, 5.125%, 1/01/26 - FSA Insured

       1,500 Wilson County Water and Wastewater Authority, Tennessee,      3/08 at 102.00      Baa1    1,605,224
              Waterworks Revenue Refunding and Improvement Bonds, Series
              1993, 6.000%, 3/01/14
----------------------------------------------------------------------------------------------------------------
    $330,145 Total Long-Term Investments (cost $317,079,290) - 97.2%                                 326,503,438
----------------------------------------------------------------------------------------------------------------
------------

----
29

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                                Market
Amount (000) Description                                                    Ratings**        Value
--------------------------------------------------------------------------------------------------
             Short-Term Investments - 1.2%

    $  4,000 Puerto Rico Government Development Bank, Adjustable                  A-1 $  4,000,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.970%, 12/01/15 - MBIA Insured+
--------------------------------------------------------------------------------------------------
    $  4,000 Total Short-Term Investments (cost $4,000,000)                              4,000,000
--------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $321,079,290) - 98.4%                             330,503,438
             ------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                        5,216,606
             ------------------------------------------------------------------------------------
             Net Assets - 100%                                                        $335,720,044
             ------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
30

Statement of Assets and Liabilities
May 31, 2004

                                               Georgia     Louisiana North Carolina      Tennessee
--------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost
 $148,791,787, $109,220,741,
 $208,603,712 and $321,079,290,
 respectively)                           $153,603,805  $112,561,523    $216,168,741  $330,503,438
Cash                                           28,332         1,955       1,486,032       858,937
Receivables:
 Interest                                   2,695,661     1,819,664       3,717,425     4,276,318
 Investments sold                           1,300,150       800,000         987,622     3,112,947
 Shares sold                                  314,765       230,321         128,002       193,502
Other assets                                      468           359             639        15,971
--------------------------------------------------------------------------------------------------
   Total assets                           157,943,181   115,413,822     222,488,461   338,961,113
--------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                             --            --       4,129,795     1,404,316
 Shares redeemed                              307,540       199,790         173,847       269,348
Accrued expenses:
 Management fees                               73,013        53,682         100,701       153,281
 12b-1 distribution and service fees           48,966        38,619          61,840        89,943
 Other                                         42,726        30,219          50,755        86,013
Dividends payable                             551,634       420,149         780,612     1,238,168
--------------------------------------------------------------------------------------------------
   Total liabilities                        1,023,879       742,459       5,297,550     3,241,069
--------------------------------------------------------------------------------------------------
Net assets                               $156,919,302  $114,671,363    $217,190,911  $335,720,044
--------------------------------------------------------------------------------------------------
Class A Shares
Net assets                               $112,106,483  $ 81,164,325    $167,738,118  $270,281,162
Shares outstanding                         10,345,023     7,308,239      16,179,674    24,239,081
Net asset value per share                $      10.84  $      11.11    $      10.37  $      11.15
Offering price per share (net asset
 value per share plus maximum sales
 charge of 4.20% of offering price)      $      11.32  $      11.60    $      10.82  $      11.64
--------------------------------------------------------------------------------------------------
Class B Shares
Net assets                               $ 17,737,757  $ 19,004,414    $ 21,074,731  $ 21,854,048
Shares outstanding                          1,633,291     1,712,306       2,029,849     1,957,600
Net asset value and offering price per
 share                                   $      10.86  $      11.10    $      10.38  $      11.16
--------------------------------------------------------------------------------------------------
Class C Shares
Net assets                               $ 24,293,087  $ 14,287,383    $ 25,575,706  $ 41,468,977
Shares outstanding                          2,246,824     1,288,953       2,468,347     3,717,719
Net asset value and offering price per
 share                                   $      10.81  $      11.08    $      10.36  $      11.15
--------------------------------------------------------------------------------------------------
Class R Shares
Net assets                               $  2,781,975  $    215,241    $  2,802,356  $  2,115,857
Shares outstanding                            257,301        19,289         269,861       189,725
Net asset value and offering price per
 share                                   $      10.81  $      11.16    $      10.38  $      11.15
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------
Capital paid-in                          $152,378,600  $112,123,548    $209,873,096  $326,429,766
Undistributed (Over-distribution of)
 net investment income                        (83,217)      (75,244)       (108,172)     (209,482)
Accumulated net realized gain (loss)
 from investments                            (188,099)     (717,723)       (139,042)       75,612
Net unrealized appreciation of
 investments                                4,812,018     3,340,782       7,565,029     9,424,148
--------------------------------------------------------------------------------------------------
Net assets                               $156,919,302  $114,671,363    $217,190,911  $335,720,044
--------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
31

Statement of Operations
Year Ended May 31, 2004

                                              Georgia    Louisiana North Carolina      Tennessee
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Investment Income                        $ 8,661,768  $ 6,537,240    $ 11,509,927  $ 18,263,140
------------------------------------------------------------------------------------------------
Expenses
Management fees                              899,307      677,995       1,214,930     1,850,557
12b-1 service fees - Class A                 229,531      171,590         341,451       553,250
12b-1 distribution and service fees -
 Class B                                     183,838      199,673         221,924       218,743
12b-1 distribution and service fees -
 Class C                                     205,594      122,522         198,353       317,503
Shareholders' servicing agent fees and
 expenses                                     79,817       51,451         112,149       149,381
Custodian's fees and expenses                 44,120       45,073          61,016        85,183
Trustees' fees and expenses                    4,300        3,143           5,473         8,743
Professional fees                             13,736       11,624          16,145        21,251
Shareholders' reports - printing and
 mailing expenses                             31,482       25,358          40,680        48,078
Federal and state registration fees            4,612        3,241           4,291         7,770
Other expenses                                 6,855        5,909           8,998        12,065
------------------------------------------------------------------------------------------------
Total expenses before custodian fee
 credit                                    1,703,192    1,317,579       2,225,410     3,272,524
 Custodian fee credit                         (7,916)      (5,937)         (9,555)      (16,029)
------------------------------------------------------------------------------------------------
Net expenses                               1,695,276    1,311,642       2,215,855     3,256,495
------------------------------------------------------------------------------------------------
Net investment income                      6,966,492    5,225,598       9,294,072    15,006,645
------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
 from Investments
Net realized gain (loss) from
 investments                                (169,575)   1,276,475         345,135        70,428
Net change in unrealized appreciation
 (depreciation) of investments            (7,496,320)  (8,791,877)    (11,013,083)  (16,605,150)
------------------------------------------------------------------------------------------------
Net gain (loss) from investments          (7,665,895)  (7,515,402)    (10,667,948)  (16,534,722)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                         $  (699,403) $(2,289,804)   $ (1,373,876) $ (1,528,077)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
32

Statement of Changes in Net Assets

                                                   Georgia                    Louisiana
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/04       5/31/03       5/31/04       5/31/03
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  6,966,492  $  7,072,218  $  5,225,598  $  5,848,430
Net realized gain (loss) from
 investments                                 (169,575)      999,239     1,276,475       410,113
Net change in unrealized appreciation
 (depreciation) of investments             (7,496,320)    8,430,972    (8,791,877)    6,813,616
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                             (699,403)   16,502,429    (2,289,804)   13,072,159
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (4,973,949)   (5,278,697)   (3,802,993)   (4,250,316)
 Class B                                     (692,266)     (694,331)     (777,362)     (888,811)
 Class C                                   (1,046,305)   (1,049,313)     (639,899)     (828,837)
 Class R                                     (129,712)     (135,883)       (7,427)       (5,874)
From accumulated net realized gains
 from investments:
 Class A                                           --      (368,733)           --            --
 Class B                                           --       (60,354)           --            --
 Class C                                           --       (84,324)           --            --
 Class R                                           --        (9,289)           --            --
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (6,842,232)   (7,680,924)   (5,227,681)   (5,973,838)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           19,422,497    27,032,456     9,536,206    15,464,019
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              2,672,207     3,032,982     1,840,802     2,158,303
------------------------------------------------------------------------------------------------
                                           22,094,704    30,065,438    11,377,008    17,622,322
Cost of shares redeemed                   (27,786,678)  (26,933,274)  (25,907,606)  (20,421,384)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions              (5,691,974)    3,132,164   (14,530,598)   (2,799,062)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     (13,233,609)   11,953,669   (22,048,083)    4,299,259
Net assets at the beginning of year       170,152,911   158,199,242   136,719,446   132,420,187
------------------------------------------------------------------------------------------------
Net assets at the end of year            $156,919,302  $170,152,911  $114,671,363  $136,719,446
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $    (83,217) $   (207,477) $    (75,244) $    (62,220)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
33

                                                                                    North Carolina
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/04       5/31/03
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  9,294,072  $  9,370,959
Net realized gain (loss) from
 investments                                                                       345,135     1,929,149
Net change in unrealized appreciation
 (depreciation) of investments                                                 (11,013,083)   11,030,160
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                                                                (1,373,876)   22,330,268
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                        (7,354,679)   (7,539,046)
 Class B                                                                          (833,299)     (842,954)
 Class C                                                                          (988,015)     (968,651)
 Class R                                                                          (114,976)      (92,155)
From accumulated net realized gains
 from investments:
 Class A                                                                                --            --
 Class B                                                                                --            --
 Class C                                                                                --            --
 Class R                                                                                --            --
----------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders                                                  (9,290,969)   (9,442,806)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                26,831,432    31,206,426
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                                                                   4,560,984     4,516,770
----------------------------------------------------------------------------------------------------------
                                                                                31,392,416    35,723,196
Cost of shares redeemed                                                        (33,547,606)  (26,194,314)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                                                   (2,155,190)    9,528,882
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (12,820,035)   22,416,344
Net assets at the beginning of year                                            230,010,946   207,594,602
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $217,190,911  $230,010,946
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (108,172) $   (112,065)
----------------------------------------------------------------------------------------------------------

                                                                                       Tennessee
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/04       5/31/03
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 15,006,645  $ 15,055,783
Net realized gain (loss) from
 investments                                                                        70,428     1,198,307
Net change in unrealized appreciation
 (depreciation) of investments                                                 (16,605,150)   18,025,159
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                                                                (1,528,077)   34,279,249
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                       (12,539,770)  (12,950,777)
 Class B                                                                          (871,306)     (851,669)
 Class C                                                                        (1,690,914)   (1,447,900)
 Class R                                                                           (73,401)      (45,819)
From accumulated net realized gains
 from investments:
 Class A                                                                          (102,022)     (151,984)
 Class B                                                                            (8,594)      (11,994)
 Class C                                                                           (15,403)      (19,183)
 Class R                                                                              (595)         (522)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders                                                 (15,302,005)  (15,479,848)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                40,262,273    45,347,059
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                                                                   6,014,912     6,419,619
---------------------------------------------------------------------------------------------------------
                                                                                46,277,185    51,766,678
Cost of shares redeemed                                                        (40,785,767)  (39,692,385)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                                                    5,491,418    12,074,293
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (11,338,664)   30,873,694
Net assets at the beginning of year                                            347,058,708   316,185,014
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $335,720,044  $347,058,708
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (209,482) $    (12,516)
---------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
34

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Georgia Municipal Bond Fund ("Georgia"), Nuveen Louisiana Municipal Bond Fund ("Louisiana"), Nuveen North Carolina Municipal Bond Fund ("North Carolina") and Nuveen Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, North Carolina had outstanding when-issued and delayed delivery purchase commitments of $3,375,255. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
35

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2004, Tennessee invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Georgia, Louisiana and North Carolina did not invest in any such securities during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Georgia
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,105,938  $ 12,265,159   1,592,528  $ 17,470,791
  Class B                                            149,168     1,651,984     401,594     4,424,211
  Class C                                            489,417     5,429,775     463,944     5,090,519
  Class R                                              6,817        75,579       4,341        46,935
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            177,516     1,967,120     202,410     2,219,430
  Class B                                             24,904       276,489      26,673       293,023
  Class C                                             30,061       332,398      37,514       410,427
  Class R                                              8,701        96,200      10,071       110,102
-----------------------------------------------------------------------------------------------------
                                                   1,992,522    22,094,704   2,739,075    30,065,438
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,372,927)  (15,187,975) (1,883,394)  (20,657,864)
  Class B                                           (338,840)   (3,733,858)   (241,404)   (2,649,896)
  Class C                                           (781,344)   (8,554,903)   (325,106)   (3,575,126)
  Class R                                            (28,300)     (309,942)     (4,548)      (50,388)
-----------------------------------------------------------------------------------------------------
                                                  (2,521,411)  (27,786,678) (2,454,452)  (26,933,274)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (528,889) $ (5,691,974)    284,623  $  3,132,164
-----------------------------------------------------------------------------------------------------


----
36

                                                                       Louisiana
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            640,071  $  7,371,305     833,869  $  9,524,051
  Class B                                             68,969       789,580     245,160     2,801,986
  Class C                                            112,948     1,291,321     268,859     3,068,980
  Class R                                              7,233        84,000       6,092        69,002
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            116,888     1,333,139     135,521     1,542,619
  Class B                                             23,005       262,391      25,485       290,003
  Class C                                             20,910       238,176      28,170       320,054
  Class R                                                619         7,096         492         5,627
-----------------------------------------------------------------------------------------------------
                                                     990,643    11,377,008   1,543,648    17,622,322
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,487,947)  (16,853,677)   (953,192)  (10,857,312)
  Class B                                           (350,682)   (3,952,768)   (275,082)   (3,134,953)
  Class C                                           (451,878)   (5,098,661)   (568,276)   (6,420,869)
  Class R                                               (211)       (2,500)       (717)       (8,250)
-----------------------------------------------------------------------------------------------------
                                                  (2,290,718)  (25,907,606) (1,797,267)  (20,421,384)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (1,300,075) $(14,530,598)   (253,619) $ (2,799,062)
-----------------------------------------------------------------------------------------------------

                                                                    North Carolina
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,834,596  $ 19,461,768   1,656,085  $ 17,388,163
  Class B                                            183,712     1,958,659     415,265     4,381,784
  Class C                                            441,320     4,711,452     835,091     8,782,391
  Class R                                             65,717       699,553      61,849       654,088
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            347,101     3,683,752     340,681     3,578,455
  Class B                                             33,362       354,635      38,028       400,000
  Class C                                             42,610       451,840      45,013       472,277
  Class R                                              6,658        70,757       6,278        66,038
-----------------------------------------------------------------------------------------------------
                                                   2,955,076    31,392,416   3,398,290    35,723,196
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,175,808)  (22,928,994) (1,679,430)  (17,715,940)
  Class B                                           (488,123)   (5,164,044)   (238,737)   (2,507,155)
  Class C                                           (492,085)   (5,158,963)   (560,931)   (5,890,649)
  Class R                                            (28,105)     (295,605)     (7,481)      (80,570)
-----------------------------------------------------------------------------------------------------
                                                  (3,184,121)  (33,547,606) (2,486,579)  (26,194,314)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (229,045) $ (2,155,190)    911,711  $  9,528,882
-----------------------------------------------------------------------------------------------------


----
37

                                                                       Tennessee
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,538,195  $ 28,989,395   2,333,590  $ 26,450,976
  Class B                                            303,895     3,476,476     336,340     3,822,137
  Class C                                            591,894     6,775,519   1,285,226    14,647,808
  Class R                                             90,047     1,020,883      37,511       426,138
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            441,130     5,033,052     485,698     5,498,064
  Class B                                             35,917       410,227      36,778       417,013
  Class C                                             47,177       538,658      42,618       482,942
  Class R                                              2,888        32,975       1,907        21,600
-----------------------------------------------------------------------------------------------------
                                                   4,051,143    46,277,185   4,559,668    51,766,678
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,673,059)  (30,378,064) (3,073,082)  (34,796,182)
  Class B                                           (331,037)   (3,749,342)   (169,186)   (1,927,842)
  Class C                                           (577,794)   (6,574,250)   (261,103)   (2,968,240)
  Class R                                             (7,455)      (84,111)        (11)         (121)
-----------------------------------------------------------------------------------------------------
                                                  (3,589,345)  (40,785,767) (3,503,382)  (39,692,385)
-----------------------------------------------------------------------------------------------------
Net increase                                         461,798  $  5,491,418   1,056,286  $ 12,074,293
-----------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2004, were as follows:

                             Georgia   Louisiana North Carolina   Tennessee
    -----------------------------------------------------------------------
    Purchases            $29,959,958 $14,274,909    $35,016,492 $69,776,090
    Sales and maturities  35,694,433  27,910,931     34,376,486  66,014,224
    -----------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                         Georgia    Louisiana North Carolina    Tennessee
-------------------------------------------------------------------------
Cost of investments $148,789,104 $109,180,461   $208,451,979 $320,999,219
-------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                               Georgia    Louisiana North Carolina     Tennessee
------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $5,808,734  $ 4,823,485     $ 9,049,571  $11,163,335
  Depreciation                               (994,033)  (1,442,423)     (1,332,809)  (1,659,116)
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $4,814,701  $ 3,381,062     $ 7,716,762  $ 9,504,219
------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                          Georgia  Louisiana North Carolina Tennessee
-------------------------------------------------------------------------------------
Undistributed net tax-exempt income       $465,794  $291,880       $520,708  $902,305
Undistributed net ordinary income*              --    12,718             --    46,309
Undistributed net long-term capital gains       --        --             --    75,612
-------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
38

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

2004                                            Georgia   Louisiana  North Carolina  Tennessee
-----------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $6,868,254 $5,271,316     $9,285,456 $15,220,220
Distributions from net ordinary income*                --         --             --         528
Distributions from net long-term capital gains         --         --             --     126,614
-----------------------------------------------------------------------------------------------

2003                                              Georgia  Louisiana North Carolina   Tennessee
-----------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $7,183,822 $6,022,443     $9,418,131 $15,296,262
Distributions from net ordinary income*           246,475         --         36,071          --
Distributions from net long-term capital gains    276,225         --             --     183,683
-----------------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                Georgia  Louisiana North Carolina
               --------------------------------------------------
               Expiration year:
                 2009           $     --  $649,233       $ 78,895
                 2010                 --    68,490         60,147
                 2011                 --        --             --
                 2012            188,099        --             --
               --------------------------------------------------
               Total            $188,099  $717,723       $139,042
               --------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Georgia Louisiana North Carolina Tennessee
----------------------------------------------------------------------------------
Sales charges collected (unaudited)    $260,672  $158,587       $211,834  $607,153
Paid to authorized dealers (unaudited)  228,190   136,443        183,963   529,488
----------------------------------------------------------------------------------


----
39

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  Commission advances (unaudited) $150,720   $58,021       $136,216  $294,499
  ---------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  12b-1 fees retained (unaudited) $185,096  $174,319       $228,322  $272,667
  ---------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                                Georgia Louisiana North Carolina Tennessee
      --------------------------------------------------------------------
      CDSC retained (unaudited) $50,606   $71,294        $85,759   $59,584
      --------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                             Georgia Louisiana North Carolina Tennessee
         --------------------------------------------------------------
         Dividend per share:
           Class A            $.0400    $.0420         $.0380    $.0420
           Class B             .0330     .0350          .0315     .0350
           Class C             .0350     .0370          .0330     .0370
           Class R             .0415     .0440          .0395     .0440
         --------------------------------------------------------------


----
40

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


GEORGIA


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending               Ending
                 Net   Invest-       ment         Invest-                     Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)      (000)
-------------------------------------------------------------------------------------------------------
Class A (3/86)
   2004       $11.34      $.49      $(.51) $(.02)   $(.48)   $  --  $(.48) $10.84      (.17)% $112,106
   2003        10.74       .49        .64   1.13     (.49)    (.04)  (.53)  11.34     10.78    118,307
   2002        10.66       .52        .08    .60     (.52)      --   (.52)  10.74      5.71    113,054
   2001        10.01       .53        .64   1.17     (.52)      --   (.52)  10.66     11.90    107,606
   2000        11.02       .52       (.96)  (.44)    (.53)    (.04)  (.57)  10.01     (4.05)   104,434
Class B (2/97)
   2004        11.36       .41       (.51)  (.10)    (.40)      --   (.40)  10.86      (.92)    17,738
   2003        10.76       .41        .64   1.05     (.41)    (.04)  (.45)  11.36      9.92     20,425
   2002        10.67       .44        .09    .53     (.44)      --   (.44)  10.76      4.91     17,341
   2001        10.02       .45        .65   1.10     (.45)      --   (.45)  10.67     11.17     15,392
   2000        11.03       .44       (.96)  (.52)    (.45)    (.04)  (.49)  10.02     (4.79)    12,470
Class C (1/94)
   2004        11.31       .43       (.51)  (.08)    (.42)      --   (.42)  10.81      (.71)    24,293
   2003        10.73       .43        .62   1.05     (.43)    (.04)  (.47)  11.31     10.00     28,367
   2002        10.64       .46        .09    .55     (.46)      --   (.46)  10.73      5.24     25,016
   2001         9.99       .47        .64   1.11     (.46)      --   (.46)  10.64     11.29     19,497
   2000        11.00       .46       (.96)  (.50)    (.47)    (.04)  (.51)   9.99     (4.61)    19,532
Class R (2/97)
   2004        11.31       .51       (.51)    --     (.50)      --   (.50)  10.81      (.01)     2,782
   2003        10.71       .51        .64   1.15     (.51)    (.04)  (.55)  11.31     10.99      3,054
   2002        10.63       .52        .10    .62     (.54)      --   (.54)  10.71      5.91      2,788
   2001         9.98       .55        .64   1.19     (.54)      --   (.54)  10.63     12.13      1,119
   2000        10.99       .53       (.96)  (.43)    (.54)    (.04)  (.58)   9.98     (3.89)       405
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
GEORGIA    -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (3/86)
   2004         .86%    4.41%      .86%    4.41%      .85%    4.41%        19%
   2003         .88     4.43       .88     4.43       .87     4.44         15
   2002         .91     4.77       .91     4.77       .89     4.79         41
   2001         .94     5.04       .94     5.04       .94     5.04         14
   2000        1.06     4.99      1.06     4.99      1.05     4.99         15
Class B (2/97)
   2004        1.61     3.66      1.61     3.66      1.60     3.66         19
   2003        1.63     3.68      1.63     3.68      1.62     3.70         15
   2002        1.66     4.02      1.66     4.02      1.64     4.03         41
   2001        1.70     4.28      1.70     4.28      1.69     4.28         14
   2000        1.83     4.23      1.82     4.24      1.82     4.24         15
Class C (1/94)
   2004        1.41     3.86      1.41     3.86      1.40     3.86         19
   2003        1.43     3.88      1.43     3.88      1.42     3.89         15
   2002        1.46     4.22      1.46     4.22      1.45     4.23         41
   2001        1.49     4.49      1.49     4.49      1.49     4.49         14
   2000        1.61     4.44      1.60     4.44      1.60     4.44         15
Class R (2/97)
   2004         .66     4.61       .66     4.61       .65     4.61         19
   2003         .68     4.63       .68     4.63       .67     4.65         15
   2002         .72     4.92       .72     4.92       .71     4.93         41
   2001         .76     5.22       .76     5.22       .75     5.22         14
   2000         .88     5.19       .88     5.19       .87     5.20         15
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
41

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                     -------


LOUISIANA


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                 Ending              Ending
                 Net   Invest-       ment         Invest-                    Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (9/89)
   2004       $11.76      $.51     $ (.66) $(.15)   $(.50)     $-- $(.50) $11.11     (1.25)% $81,164
   2003        11.15       .52        .62   1.14     (.53)      --  (.53)  11.76     10.45    94,545
   2002        11.06       .54        .09    .63     (.54)      --  (.54)  11.15      5.78    89,435
   2001        10.27       .55        .78   1.33     (.54)      --  (.54)  11.06     13.20    84,424
   2000        11.38       .55      (1.11)  (.56)    (.55)      --  (.55)  10.27     (4.82)   77,603
Class B (2/97)
   2004        11.75       .42       (.65)  (.23)    (.42)      --  (.42)  11.10     (2.06)   19,004
   2003        11.14       .43        .62   1.05     (.44)      --  (.44)  11.75      9.74    23,169
   2002        11.05       .46        .09    .55     (.46)      --  (.46)  11.14      5.00    22,011
   2001        10.27       .47        .78   1.25     (.47)      --  (.47)  11.05     12.29    20,753
   2000        11.37       .47      (1.10)  (.63)    (.47)      --  (.47)  10.27     (5.55)   17,194
Class C (2/94)
   2004        11.74       .44       (.66)  (.22)    (.44)      --  (.44)  11.08     (1.86)   14,287
   2003        11.13       .46        .62   1.08     (.47)      --  (.47)  11.74      9.89    18,868
   2002        11.04       .48        .09    .57     (.48)      --  (.48)  11.13      5.22    20,909
   2001        10.26       .49        .77   1.26     (.48)      --  (.48)  11.04     12.49    19,887
   2000        11.36       .49      (1.10)  (.61)    (.49)      --  (.49)  10.26     (5.36)   19,074
Class R (2/97)
   2004        11.82       .53       (.66)  (.13)    (.53)      --  (.53)  11.16     (1.12)      215
   2003        11.16       .54        .67   1.21     (.55)      --  (.55)  11.82     11.12       138
   2002        11.06       .57        .09    .66     (.56)      --  (.56)  11.16      6.09        65
   2001        10.27       .57        .79   1.36     (.57)      --  (.57)  11.06     13.42       656
   2000        11.38       .57      (1.11)  (.54)    (.57)      --  (.57)  10.27     (4.73)      953
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
LOUISIANA                      -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (9/89)
   2004         .87%    4.43%      .87%    4.43%      .86%    4.44%        12%
   2003         .87     4.54       .87     4.54       .86     4.55         11
   2002         .87     4.82       .87     4.82       .86     4.83         13
   2001         .88     5.07       .88     5.07       .87     5.08         18
   2000        1.00     5.13       .98     5.14       .97     5.15         29
Class B (2/97)
   2004        1.62     3.68      1.62     3.68      1.61     3.69         12
   2003        1.62     3.79      1.62     3.79      1.61     3.80         11
   2002        1.62     4.07      1.62     4.07      1.61     4.08         13
   2001        1.63     4.32      1.63     4.32      1.62     4.33         18
   2000        1.75     4.39      1.74     4.40      1.73     4.41         29
Class C (2/94)
   2004        1.42     3.88      1.42     3.88      1.41     3.89         12
   2003        1.42     3.99      1.42     3.99      1.41     4.00         11
   2002        1.42     4.27      1.42     4.27      1.41     4.28         13
   2001        1.43     4.52      1.43     4.52      1.42     4.53         18
   2000        1.55     4.59      1.54     4.60      1.53     4.61         29
Class R (2/97)
   2004         .67     4.63       .67     4.63       .66     4.63         12
   2003         .67     4.73       .67     4.73       .66     4.74         11
   2002         .68     5.07       .68     5.07       .67     5.08         13
   2001         .69     5.28       .69     5.28       .68     5.29         18
   2000         .75     5.31       .73     5.33       .72     5.34         29
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
42

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                     --------


NORTH CAROLINA


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                 Ending               Ending
                 Net   Invest-       ment         Invest-                    Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)      (000)
------------------------------------------------------------------------------------------------------
Class A (3/86)
   2004       $10.86      $.46      $(.49) $(.03)   $(.46)     $-- $(.46) $10.37      (.31)% $167,738
   2003        10.24       .46        .62   1.08     (.46)      --  (.46)  10.86     10.82    175,654
   2002        10.15       .48        .10    .58     (.49)      --  (.49)  10.24      5.81    162,422
   2001         9.49       .50        .66   1.16     (.50)      --  (.50)  10.15     12.41    160,578
   2000        10.38       .49       (.89)  (.40)    (.49)      --  (.49)   9.49     (3.81)   153,091
Class B (2/97)
   2004        10.88       .38       (.50)  (.12)    (.38)      --  (.38)  10.38     (1.13)    21,075
   2003        10.26       .38        .63   1.01     (.39)      --  (.39)  10.88      9.99     25,027
   2002        10.16       .41        .10    .51     (.41)      --  (.41)  10.26      5.11     21,404
   2001         9.51       .42        .66   1.08     (.43)      --  (.43)  10.16     11.46     16,626
   2000        10.39       .42       (.88)  (.46)    (.42)      --  (.42)   9.51     (4.44)    11,541
Class C (10/93)
   2004        10.85       .40       (.49)  (.09)    (.40)      --  (.40)  10.36      (.88)    25,576
   2003        10.23       .40        .62   1.02     (.40)      --  (.40)  10.85     10.21     26,876
   2002        10.14       .43        .09    .52     (.43)      --  (.43)  10.23      5.20     22,077
   2001         9.48       .44        .66   1.10     (.44)      --  (.44)  10.14     11.80     18,238
   2000        10.36       .44       (.88)  (.44)    (.44)      --  (.44)   9.48     (4.28)    16,023
Class R (2/97)
   2004        10.87       .48       (.50)  (.02)    (.47)      --  (.47)  10.38      (.14)     2,802
   2003        10.25       .48        .62   1.10     (.48)      --  (.48)  10.87     11.00      2,453
   2002        10.16       .50        .10    .60     (.51)      --  (.51)  10.25      5.99      1,691
   2001         9.50       .52        .66   1.18     (.52)      --  (.52)  10.16     12.60      1,658
   2000        10.38       .51       (.88)  (.37)    (.51)      --  (.51)   9.50     (3.53)     1,338
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
NORTH CAROLINA       -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (3/86)
   2004         .86%    4.30%      .86%    4.30%      .85%    4.31%        16%
   2003         .86     4.37       .86     4.37       .85     4.38         17
   2002         .90     4.71       .90     4.71       .90     4.71         15
   2001         .95     4.96       .95     4.96       .94     4.97         12
   2000        1.00     5.06      1.00     5.06       .99     5.07         23
Class B (2/97)
   2004        1.61     3.55      1.61     3.55      1.60     3.56         16
   2003        1.61     3.62      1.61     3.62      1.60     3.63         17
   2002        1.66     3.96      1.66     3.96      1.65     3.96         15
   2001        1.70     4.20      1.70     4.20      1.69     4.21         12
   2000        1.76     4.31      1.76     4.31      1.75     4.32         23
Class C (10/93)
   2004        1.41     3.75      1.41     3.75      1.40     3.76         16
   2003        1.41     3.82      1.41     3.82      1.40     3.83         17
   2002        1.46     4.16      1.46     4.16      1.45     4.16         15
   2001        1.50     4.41      1.50     4.41      1.49     4.42         12
   2000        1.55     4.51      1.55     4.51      1.54     4.52         23
Class R (2/97)
   2004         .66     4.50       .66     4.50       .65     4.51         16
   2003         .66     4.57       .66     4.57       .65     4.58         17
   2002         .70     4.90       .70     4.90       .70     4.91         15
   2001         .75     5.16       .75     5.16       .74     5.17         12
   2000         .81     5.26       .81     5.26       .80     5.27         23
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
43

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                      --------


TENNESSEE


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                   Ending               Ending
                 Net   Invest-       ment         Invest-                      Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital           Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)      (000)
--------------------------------------------------------------------------------------------------------
Class A (11/87)
   2004       $11.71      $.51      $(.55) $(.04)   $(.52)   $  --  $(.52) $11.15       (.33)% $270,281
   2003        11.06       .53        .67   1.20     (.54)    (.01)  (.55)  11.71      11.09    280,171
   2002        10.93       .55        .13    .68     (.55)      --   (.55)  11.06       6.35    267,498
   2001        10.34       .56        .58   1.14     (.55)      --   (.55)  10.93      11.18    250,583
   2000        11.30       .54       (.95)  (.41)    (.55)      --   (.55)  10.34      (3.65)   248,148
Class B (2/97)
   2004        11.72       .43       (.56)  (.13)    (.43)      --   (.43)  11.16      (1.06)    21,854
   2003        11.07       .45        .67   1.12     (.46)    (.01)  (.47)  11.72      10.27     22,843
   2002        10.94       .47        .13    .60     (.47)      --   (.47)  11.07       5.54     19,320
   2001        10.35       .48        .58   1.06     (.47)      --   (.47)  10.94      10.36     14,861
   2000        11.30       .46       (.94)  (.48)    (.47)      --   (.47)  10.35      (4.29)    12,527
Class C (10/93)
   2004        11.71       .45       (.55)  (.10)    (.46)      --   (.46)  11.15       (.86)    41,469
   2003        11.06       .47        .67   1.14     (.48)    (.01)  (.49)  11.71      10.47     42,825
   2002        10.94       .49        .12    .61     (.49)      --   (.49)  11.06       5.68     28,650
   2001        10.34       .50        .59   1.09     (.49)      --   (.49)  10.94      10.67     23,118
   2000        11.30       .48       (.95)  (.47)    (.49)      --   (.49)  10.34      (4.21)    23,327
Class R (2/97)
   2004        11.71       .53       (.55)  (.02)    (.54)      --   (.54)  11.15       (.12)     2,116
   2003        11.06       .55        .67   1.22     (.56)    (.01)  (.57)  11.71      11.27      1,221
   2002        10.93       .57        .13    .70     (.57)      --   (.57)  11.06       6.52        717
   2001        10.33       .58        .59   1.17     (.57)      --   (.57)  10.93      11.48        636
   2000        11.28       .56       (.94)  (.38)    (.57)      --   (.57)  10.33      (3.40)       547
--------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
TENNESSEE            -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (11/87)
   2004         .84%    4.48%      .84%    4.48%      .83%    4.49%        20%
   2003         .84     4.69       .84     4.69       .84     4.70         13
   2002         .85     4.99       .85     4.99       .84     5.00         20
   2001         .88     5.17       .88     5.17       .85     5.19         12
   2000         .99     5.08       .99     5.08       .98     5.10         15
Class B (2/97)
   2004        1.59     3.73      1.59     3.73      1.58     3.74         20
   2003        1.59     3.94      1.59     3.94      1.59     3.95         13
   2002        1.60     4.23      1.60     4.23      1.59     4.24         20
   2001        1.63     4.41      1.63     4.41      1.60     4.44         12
   2000        1.75     4.33      1.75     4.33      1.73     4.35         15
Class C (10/93)
   2004        1.39     3.93      1.39     3.93      1.38     3.93         20
   2003        1.39     4.13      1.39     4.13      1.39     4.14         13
   2002        1.40     4.43      1.40     4.43      1.39     4.44         20
   2001        1.43     4.61      1.43     4.61      1.40     4.64         12
   2000        1.54     4.53      1.54     4.53      1.52     4.55         15
Class R (2/97)
   2004         .64     4.68       .64     4.68       .63     4.68         20
   2003         .64     4.88       .64     4.88       .64     4.88         13
   2002         .65     5.18       .65     5.18       .64     5.20         20
   2001         .68     5.36       .68     5.36       .65     5.39         12
   2000         .81     5.29       .81     5.29       .79     5.31         15
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (constituting the Nuveen Multistate Trust III, hereafter referred to as the "Funds") at May 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
July 16, 2004


----
45

                                     Notes

----
46

                                     Notes

----
47

                                     Notes

----
48

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
49

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,                Position(s)     Year First                                                Fund Complex
Birthdate            Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed(3) During Past 5 Years                              Officer
------------------------------------------------------------------------------------------------------------
Officers of the Funds:


------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56               Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                General Counsel of Nuveen Investments, LLC;
                                                 Managing Director (since 2002), General
                                                 Counsel and Assistant Secretary, formerly,
                                                 Vice President of Nuveen Advisory Corp. and
                                                 Nuveen Institutional Advisory Corp.;
                                                 Managing Director (since 2002), Assistant
                                                 Secretary and Associate General Counsel,
                                                 formerly, Vice President (since 2000), of
                                                 Nuveen Asset Management, Inc. Assistant
                                                 Secretary of Nuveen Investments, Inc. (since
                                                 1994); Assistant Secretary of NWQ Investment
                                                 Management Company, LLC (since 2002); Vice
                                                 President and Assistant Secretary of Nuveen
                                                 Investments Advisers Inc. (since 2002);
                                                 Managing Director, Associate General Counsel
                                                 and Assistant Secretary of Rittenhouse Asset
                                                 Management, Inc. (since 2003); Chartered
                                                 Financial Analyst.


------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66               and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive  Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                LLC.


------------------------------------------------------------------------------------------------------------
Paul L. Brennan      Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                         Assistant Vice President (since 1997), of
333 W. Wacker Drive                              Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                portfolio manager of Flagship Financial
                                                 Inc.; Chartered Financial Analyst and
                                                 Certified Public Accountant.


------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo    Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67             and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                              President (since 1997); Vice President and
Chicago, IL 60606                                Treasurer of Nuveen Investments, Inc. (since
                                                 1999); Vice President and Treasurer of
                                                 Nuveen Advisory Corp. and Nuveen
                                                 Institutional Advisory Corp (since 1999);
                                                 Vice President and Treasurer of Nuveen Asset
                                                 Management, Inc. (since 2002) and of Nuveen
                                                 Investments Advisers Inc. (since 2002);
                                                 Assistant Treasurer of NWQ Investment
                                                 Management Company, LLC (since 2002); Vice
                                                 President and Treasurer of Nuveen
                                                 Rittenhouse Asset Management, Inc. (since
                                                 2003); Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------
Jessica R. Droeger   Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64              and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                              Assistant Vice President (since 1998) of
Chicago, IL 60606                                Nuveen Investments, LLC; Vice President
                                                 (since 2002) and Assistant Secretary (since
                                                 1998), formerly Assistant Vice President of
                                                 Nuveen Advisory Corp. and Nuveen
                                                 Institutional Advisory Corp.


------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson    Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                         Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                              Managing Director (since 2004) formerly,
Chicago, IL 60606                                Vice President (since 1998) of Nuveen
                                                 Advisory Corp. and Nuveen Institutional
                                                 Advisory Corp.

----
50

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51               and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                                 Assistant Secretary of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp.;
                                                  Assistant Secretary of Nuveen Investments,
                                                  Inc. and (since 1997) Nuveen Asset
                                                  Management, Inc.; Vice President (since
                                                  2000), Assistant Secretary and Assistant
                                                  General Counsel (since 1998) of Rittenhouse
                                                  Asset Management, Inc.; Vice President and
                                                  Assistant Secretary of Nuveen Investments
                                                  Advisers Inc. (since 2002); Assistant
                                                  Secretary of NWQ Investment Management
                                                  Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------
John V. Miller        Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                           Assistant Vice President (since 1999), prior
333 W. Wacker Drive                               thereto, credit analyst (since 1996) of
Chicago, IL 60606                                 Nuveen Advisory Corp.; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               1997), formerly Vice President (since 1996)
Chicago, IL 60606                                 of Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.; Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 1999). Chartered Financial Analyst.

----
51

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
52

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
53

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise:
                                  Nuveen, focused on fixed-income investments;
                                  NWQ, specializing in value-style equities;
                                  Rittenhouse, dedicated to conservative
                                  growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS5-0504D